SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    ☐

Filed by a Party other than the Registrant    ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

TRW INC.
(Name of Registrant as Specified in Its Charter)

NORTHROP GRUMMAN CORPORATION
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies: Common Stock, par value $0.625 per share (“Common Shares”) and Serial Preference Stock II (“Preference Stock II”), no par value per share. The Preference Stock II is divided into two series: Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share (“Series 1 Shares”) and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share (“Series 3 Shares”).

(2)	Aggregate number of securities to which transaction applies: 126,762,644 Common Shares and 81,894 shares of Preference Stock II, comprised of 28,660 Series 1 Shares and 53,324 Series 3 Shares.

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $51.68 in market value for each Common Share; $454.78 in market value for each Series 1 Share (as converted pursuant to the formula below) and $384.91 in market value for each Series 3 Share (as converted pursuant to the formula below).

(4)	Proposed maximum aggregate value of transaction: $6,584,652,625.12.

(5)	Total fee paid: $1,316,930.82.

Pursuant to, and as provided by, Rule 0-11(c), the aggregate filing fee of $1,316,930.53 is based on  1/50th of 1% of the transaction value. The transaction value is equal to the total number of outstanding (i) Common Shares, (ii) Series 1 Shares multiplied by the conversion rate for the Series 1 Shares; and (iii) Series 3 Shares multiplied by the conversion rate for the Series 3 Shares, multiplied by $51.98 (the average of the high and low prices reported for the Common Shares as of March 26, 2002). According to TRW, as of March 28, 2002, there were 126,762,644 TRW Common Shares, 28,660 TRW Series 1 Shares and 53,324 TRW Series 3 Shares issued and outstanding. According to TRW, as of March 28, 2002, the conversion rate for the Series 1 Shares was 8.8 Common Shares per Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares per Series 3 Share.

☒
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $1,316,930.53.

(2)
Form, Schedule or Registration Statement No.:  Tender Offer Statement on Schedule TO ($700,648.56 paid with filing, $10,493.92, paid with Amendment No. 3), Registration Statement on Form S–4 (Registration No. 333-83672; $596,849.08 paid with initial filing $8,939.26 paid with Amendment No. 2).

(3)	Filing Party: Northrop Grumman Corporation.

(4)
Date Filed:  Registration Statement on Form S-4 (Registration No. 333-83672) and Tender Offer Statement on Schedule TO filed on March 4, 2002; Amendment No. 2 to Registration Statement on Form S-4 and Amendment No. 3 to Tender Offer Statement on Schedule TO filed on April 4, 2002.

PROXY STATEMENT

OF

NORTHROP GRUMMAN CORPORATION

FOR THE

SPECIAL MEETING OF SHAREHOLDERS

OF

TRW INC.

To Be Held On April 22, 2002

CONTROL SHARE ACQUISITION

This Proxy Statement and the accompanying BLUE proxy card are being furnished by Northrop Grumman Corporation in connection with the Special Meeting of Shareholders of TRW Inc., an Ohio corporation (“TRW”), to be held at Landerhaven, 6111 Landerhaven Drive, Mayfield Heights, Ohio at 8:30 a.m. local time on  Monday, April 22, 2002, and at any adjournments or postponements thereof (the “Special Meeting”). The record date for the Special Meeting is the close of business on March 28, 2002 (the “Record Date”).

The date of this Proxy Statement is April 4, 2002. This Proxy Statement and the accompanying BLUE form of proxy are first being sent or given to TRW shareholders on or about April 5, 2002.

IMPORTANT

TRW has adopted extraordinary procedures at this Special Meeting which require TRW shareholders to complete the form of certification on the back of their proxy card—in addition to the proxy card itself—in order for their votes to be counted fully in the vote on the Control Share Acquisition proposal. Be sure to complete the certification on the back of your proxy card!

It is important that all TRW shares be voted at the Special Meeting, including “interested shares.”

Don’t allow your vote to be disregarded!

Northrop Grumman is soliciting proxies to permit, in accordance with the Ohio Revised Code, the acquisition of TRW common stock (the “Common Shares”) and Serial Preference Stock II (together with the Common Shares, the “TRW shares”) pursuant to Northrop Grumman’s Offer to Exchange dated March 4, 2002, as amended. The resolution to be voted on is referred to herein as the “Control Share Acquisition proposal” and the acquisition of TRW shares pursuant to the Offer to Purchase is sometimes referred to herein as the “Control Share Acquisition.” In addition, Northrop Grumman is soliciting authorization for its proxy holders to vote to adjourn the Special Meeting if deemed desirable by Northrop Grumman to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, to obtain a vote in favor of the Control Share Acquisition proposal. As used herein, the term “Offer to Exchange” means the Offer to Exchange, as amended or supplemented from time to time. A copy of the Offer to Exchange, as amended to date, is attached as Annex A to this Proxy Statement.

On the terms and subject to the conditions specified in the Offer to Exchange, Northrop Grumman is offering to exchange:

•
each outstanding Common Share for a number of shares of Northrop Grumman common stock, par value $1.00 per share, equal to $47.00 divided by the average of the closing sale prices for a share of Northrop Grumman Common Stock on the New York Stock Exchange over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the Offer to Exchange, as reported in the Wall Street Journal, but in no event will the number of shares of Northrop Grumman common stock exchanged for each Common Share be greater than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00) (such number, the “Exchange Ratio”);

•
each outstanding share of Cumulative Serial Preference II Stock, $4.40 Convertible Series 1 (the “Series 1 Shares”) for a number of shares of Northrop Grumman common stock equal to the Exchange Ratio multiplied by the effective common stock conversion rate for the Series 1 Shares; and

•
each outstanding share of Cumulative Serial Preference II Preferred Stock, $4.50 Convertible Series 3 (the “Series 3 Shares”) for a number of shares of Northrop Grumman common stock equal to the Exchange Ratio multiplied by the effective common stock conversion rate for the Series 3 Shares.

TRW has reported that, as of March 28, 2002, the conversion rate for the Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share.

As more fully described below in the section entitled “Ohio Control Share Acquisition Law,” TRW shareholder authorization must be obtained before Northrop Grumman may acquire TRW shares that would entitle it directly or indirectly to control 20% or more of the voting power of TRW in the election of its directors.

Accordingly, TRW shareholders who want the opportunity to exchange their TRW shares for the consideration specified in Northrop Grumman’s Offer to Exchange, as it may be amended, should vote “FOR” the Control Share Acquisition proposal by signing, dating and promptly mailing the enclosed BLUE proxy and a completed certification of eligibility. A vote “FOR” the Control Share Acquisition proposal will not obligate a TRW shareholder to tender TRW shares pursuant to the Offer to Exchange.

Any TRW shareholder who has questions about voting TRW shares, completing the certification of eligibility included in the BLUE proxy card, the terms and conditions of the Offer to Exchange or the Control Share Acquisition proposal, should call D.F. King & Co., Inc., the Information Agent for the Offer to Exchange, toll free at (800) 755-7250.

If you previously signed and returned a gold proxy card to TRW, you have every right to change your mind. Whether or not you signed the gold proxy card, Northrop Grumman urges you to vote “FOR” the Control Share Acquisition proposal and “GRANT AUTHORITY” to vote to adjourn the Special Meeting by signing, dating and returning the enclosed BLUE proxy card with a completed certification of eligibility in the postage-paid envelope provided. Regardless of the number of TRW shares you own, your proxy is important. Please act today.

If your TRW shares are held in the name of a bank, broker or other nominee holder, Northrop Grumman urges you to sign, date and return the voting instruction form, including the certification of eligibility provided by the nominee holder, and call the person responsible for your account and instruct them to vote your TRW shares “FOR” the Control Share Acquisition proposal and “Grant Authority” to vote to adjourn the Special Meeting.

VOTING AT THE SPECIAL MEETING

At the Special Meeting, TRW shareholders will be asked to approve the Control Share Acquisition proposal authorizing the acquisition of TRW shares pursuant to the Offer to Exchange.

Approval of the Control Share Acquisition proposal requires:

•
the affirmative vote of the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy including any shares which are “interested shares,” as defined below in the section entitled “Ohio Control Share Acquisition Law”; and

•
the affirmative vote of the holders of a majority of the portion of the voting power in the election of TRW directors excluding the voting power of “interested shares” represented at the Special Meeting in person or by proxy.

The majority vote described above which includes “interested shares” is referred to as the “First Majority Approval” in this Proxy Statement, and the majority vote described above which excludes “interested shares” is referred to as the “Second Majority Approval” in this Proxy Statement.

Because of the extraordinary procedures adopted by TRW for the Special Meeting, some TRW shareholders may not have an adequate opportunity to return proxies with the required certification in order for their votes to count towards the Second Majority Approval on the Control Share Acquisition proposal, and there could even be difficulty obtaining a quorum for the Special Meeting. In either case, if deemed desirable by Northrop Grumman, Northrop Grumman may propose a resolution to adjourn the Special Meeting to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, to obtain a vote in favor of the Control Share Acquisition proposal.

TRW has indicated in its Proxy Statement for the Special Meeting, which we refer to in this Proxy Statement as the “TRW Proxy Statement,” that:

“A quorum will be deemed present at the Special Meeting if at least a majority of the voting power in the election of TRW directors is represented at the Special Meeting in person or by proxy. In accordance with Ohio law, the holders of a majority of the voting power in the election of TRW directors represented at the Special Meeting in person or by proxy, whether or not a quorum is present, may adjourn the Special Meeting from time to time, but not to a date later than April 23, 2002. Pursuant to Section 1701.831 of the Ohio Revised Code, unless Northrop agrees in writing to another date, the Special Meeting shall be held within fifty days after receipt by TRW of the acquiring person statement. Since the acquiring person statement was received by TRW on March 4, 2002, the Special Meeting must be held by April 23, 2002. [TRW] currently has no plans to request that Northrop agree to postpone or adjourn the Special Meeting past April 23, 2002 and [TRW] has not received any request from Northrop to postpone or adjourn this Special Meeting past April 23, 2002. In the event that the Special Meeting is not held because of the absence of a quorum, the Control Share Acquisition would not be authorized.”

If Northrop Grumman agrees in writing, Northrop Grumman believes that the Special Meeting may be adjourned to another time, either on or after April 23, 2002, in accordance with the general provisions of Ohio law.

TRW has stated in the TRW Proxy Statement that it will institute procedures and presumptions which will, among other things, require each TRW shareholder to certify that its TRW shares are not “interested shares,” as defined below in the section entitled “Ohio Control Share Acquisition Law.” TRW also has stated that any TRW shares without such a certification will be presumed by TRW to be “interested shares” and therefore will not be counted in determining whether the Second Majority Approval has been obtained. Northrop Grumman believes that the TRW presumption will unfairly disenfranchise shareholders who actually are entitled to vote, and is contrary to law. Northrop Grumman has filed a lawsuit to resolve this and other questions, as described below in the section entitled “Ohio Litigation.” Since Northrop Grumman cannot predict the outcome of the Ohio litigation, TRW shareholders are urged to strictly comply with the eligibility certification requirements imposed by TRW in order to be sure that their votes will be counted.

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IMPORTANT

YOU MUST COMPLETE YOUR CERTIFICATION OF ELIGIBILITY

According to the TRW Proxy Statement, any TRW shares subject to proxies that are returned without a certification specifying that such TRW Shares are not “interested shares” will be presumed by TRW to be “interested shares” and will NOT be counted in determining whether the Second Majority Approval has been obtained. Therefore, please make sure to complete the certification included on the back of the BLUE proxy card so that TRW cannot disregard your vote. Even if you hold “interested shares,” you should vote because your vote will be counted in the First Majority Approval.

Based on the TRW Proxy Statement, as of the close of business on March 28, 2002, the Record Date, there were 126,762,644 TRW Common Shares, 28,660 TRW Series 1 Shares and 53,324 TRW Series 3 Shares issued and outstanding. Each Common Share, Series 1 Share and Series 3 Share entitles the holder thereof to one vote per share on the Control Share Acquisition proposal (provided that, as described herein, “interested shares” may be excluded in determining whether the Second Majority Approval has been obtained).

A vote “FOR” the Control Share Acquisition proposal will not obligate a TRW shareholder to tender TRW shares pursuant to the Offer to Exchange. However, if the Control Share Acquisition proposal is not approved, Northrop Grumman will be prohibited from acquiring TRW shares pursuant to the Offer to Exchange even if a majority of TRW shareholders desire to exchange their shares for Northrop Grumman common stock.

Each shareholder of record on the Record Date will be entitled to vote at the Special Meeting, even if such shareholder has tendered its TRW shares pursuant to the Offer to Exchange or sold its TRW shares after the Record Date.

Whether or not a TRW shareholder plans to attend the Special Meeting, Northrop Grumman urges all TRW shareholders to vote “FOR” the Control Share Acquisition proposal and to “GRANT AUTHORITY” to Northrop Grumman to vote to adjourn the Special Meeting to allow additional time for the solicitation of proxies and completion of certifications, should Northrop Grumman deem it desirable, by so indicating on the accompanying BLUE proxy card and immediately mailing it with a completed certification of eligibility in the enclosed postage paid envelope.

Northrop Grumman urges TRW’s shareholders NOT to sign any gold proxy card sent by TRW.

Any proxy for the Special Meeting may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (a) filing with the Secretary of TRW a later dated written revocation, (b) submitting a duly executed BLUE proxy bearing a later date to Northrop Grumman or (c) attending and voting at the Special Meeting in person. Attendance at the Special Meeting will not in and of itself constitute a revocation.

If you previously voted or returned TRW’s proxy card before receiving your BLUE Northrop Grumman proxy card, you have every right to change your vote simply by signing, dating and mailing the enclosed BLUE proxy card. This will revoke your earlier vote or proxy. Only your latest dated card will count.

If you deliver a revocation to the Secretary of TRW, please also send a copy of such notice of revocation to:

Northrop Grumman Corporation
c/o D.F. King & Co., Inc.
Wall Street Station - P.O. Box 411
New York, New York 10269-0069

Unless revoked in the manner set forth above, BLUE proxies received by Northrop Grumman in the accompanying form will be voted at the Special Meeting only in accordance with the written instructions of the beneficial owner of the underlying shares. In the absence of written instructions, BLUE proxies in the form accompanying this Proxy Statement will be voted FOR the Control Share Acquisition proposal and, if

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Northrop Grumman proposes an adjournment of the Special Meeting to provide additional time for the solicitation of proxies and completion of certifications, “FOR” adjournment of the Special Meeting.

Information relating to voting by participants in TRW’s stock-based employee benefit plans is set forth below under the caption “Employee Plan Voting.”

Abstentions and Broker Non-Votes

The TRW Proxy Statement states that TRW will treat abstentions and so-called “broker non-votes” as follows:

“Any abstention from voting on a proxy which has not been revoked will be included in computing the number of TRW shares present for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as an “AGAINST” vote. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at the meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The Control Share Acquisition proposal is a non-routine matter and the brokers may not exercise discretionary voting authority. Since there are no other matters expected to be voted upon at the Special Meeting, [TRW] does not believe there will be any broker non-votes. If, however, there are any broker non-votes, such broker non-votes will be included in the quorum and have the same effect as a vote “AGAINST” the proposal.”

Northrop Grumman believes that TRW’s stated intention to treat broker non-votes as having the same effect as votes against the Control Share Acquisition proposal would improperly allow the outcome of the vote to be decided by persons who have provided no indication of how they wish their shares to be voted, and is contrary to law. This issue, and other issues, are the subject of the litigation described under “Ohio Litigation.”

The First Majority Approval and the Second Majority Approval

Holders of TRW shares as of the Record Date are entitled to vote at the Special Meeting. Each TRW share entitles the holder to one vote, and the TRW Common Shares, Series 1 Shares and Series 3 Shares vote together as a single class. The following information as to which TRW shares are eligible to be voted in the First Majority Approval and the Second Majority Approval is excerpted from the TRW Proxy Statement:

“TRW shares are the only shares entitled to be voted at the Special Meeting. The TRW Common Shares, Series 1 Shares and Series 3 Shares are entitled to one vote per share and vote together as a single class. As of March 28, 2002, there were 126,762,644 Common Shares, 28,660 Series 1 Shares and 53,324 Series 3 Shares issued and outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition has been approved by the First Majority Approval required under the Ohio Control Share Acquisition [Law].”

“The number of TRW shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval required under the Ohio Control Share Acquisition [Law], consisting of the voting power of all the outstanding TRW shares excluding the voting power of Interested Shares, will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of

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Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

1.    TRW shares owned by Northrop. According to the Schedule TO filed by Northrop on March 4, 2002, Northrop owns in the aggregate four shares of TRW capital stock, which are, for this purpose, Interested Shares. As such, these TRW shares will not be eligible to be voted in determining the Second Majority Approval.

2.    TRW shares owned by officers of [TRW] elected or appointed by its Board of Directors or owned by any employee of TRW who is also a director of TRW. As of March 25, 2002, these individuals own, in the aggregate, 267,931 TRW shares, which are, for this purpose, Interested Shares. TRW shares acquired for the benefit of non-employee directors with the deferred portion of non-employee director compensation are held in a rabbi trust and are voted by a committee of certain executive officers of [TRW]. As of March 25, 2002, there were 34,412 TRW shares held in this rabbi trust, which are, for this purpose, Interested Shares. As such, these TRW shares will not be eligible to be voted in determining the Second Majority Approval.

3.    TRW shares owned by any person who acquired such TRW shares for valuable consideration during the period (such period being referred to herein as the “Restricted Period”) beginning February 22, 2002, the date of the first public disclosure of the proposed acquisition, and ending on March 28, 2002, the Record Date, if (A) the aggregate consideration paid by such person for such TRW shares exceeds $250,000 or (B) the number of shares so acquired exceeds 0.5% of the TRW shares outstanding.

4.    TRW shares owned by any such person that transfers TRW shares for valuable consideration after March 28, 2002 (the Record Date) as to such TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

For purpose[s] of the foregoing, the term “owned” means shares as to which a person may exercise or direct the exercise of the voting power in the election of directors.

Shareholders who own, prior to the commencement of the Restricted Period, TRW shares that are not Interested Shares and who acquire TRW shares during the Restricted Period for an aggregate consideration in excess of $250,000 will be entitled to have their TRW shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility, as described above, is provided.

Under Ohio law, all TRW shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, TRW shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of TRW shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of TRW shares during the relevant period, then sells $800,000 worth of TRW shares during that period, all of such person’s TRW shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Ohio Control Share Acquisition Statute requires that TRW shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that TRW shares are entitled to be voted

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by more than one person all of such TRW shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

On or about March 15, 2002, Georgeson Shareholder Communications Inc. (“Georgeson”) distributed a notification to banks and brokers advising them of the procedures (the “Bank and Broker Procedures”) that would need to be followed in order to assure that TRW shares owned by their customers are eligible to be voted in the Second Majority Approval. TRW shareholders who hold their shares in “street” name are urged to contact their bank, broker or account executive for determining the procedures to be followed in completing your proxy card and related certification of eligibility.

Each investment advisor or other person who holds TRW shares for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the TRW shares held in its accounts for the benefit of such beneficial owners are Interested Shares.

Under the Ohio Control Share Acquisition Statute, TRW shares owned by Directors who are not employees of [TRW], and who do not fall into any other category described in subparagraph (1), (2), (3) or (4) immediately above, would not be Interested Shares. [TRW]’s Directors (excluding Howard V. Knicely) owned an aggregate of 28,352 TRW shares as of March 25, 2002 and, to the best of TRW’s knowledge, none of these TRW shares are Interested Shares. To the best of TRW’s knowledge, these Directors intend to vote their TRW shares AGAINST approval of the Control Share Acquisition in determining the First Majority Approval and the Second Majority Approval.

All TRW shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card or ballot relating to such TRW shares will be presumed by [TRW] to be eligible to be voted in determining whether the Control Share Acquisition is approved by the Second Majority Approval. This presumption may be rebutted if a shareholder signing the proxy card or ballot provides subsequent information indicating that some or all of the TRW shares represented by the original proxy card or ballot are, or have become, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is [TRW]’s position that TRW shares subject to a proxy card or ballot without a certification of eligibility completed by the shareholder shall be presumed to be Interested Shares and, therefore, not eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval.”

TRW has stated that shares allocated to the accounts of participants in the TRW Employee Stock Ownership and Savings Plan (the “U.S. Plan”) the TRW Canada Stock Savings Plan (the “Canada Plan”) and the TRW UK Share Purchase Plan (the “UK Share Purchase Plan”) prior to February 22, 2002 will be treated differently from other TRW shares for purposes of the voting procedures and presumptions at the Special Meeting. Regardless of whether a letter of certification of eligibility has been completed, such shares will be presumed to be shares which are not “interested shares.”

According to the TRW Proxy Statement, all TRW shareholders who intend to vote at the Special Meeting will be required to certify as to the eligibility of their TRW shares and the same presumptions and procedures adopted by TRW for the Special Meeting will apply to all TRW shares (except as described above), regardless of whether they are represented by a proxy given to Northrop Grumman or a proxy given to TRW.

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Northrop Grumman believes that a number of the procedures and presumptions which TRW has adopted for the Special Meeting are contrary to law. These include:

•
TRW’s position that all shares, including the first $250,000 worth of shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered “interested shares”;

•
TRW’s position that all shares for which certifications of eligibility are not received, other than shares allocated prior to February 22, 2002 to the accounts of participants in the U.S. Plan, the UK Plan or the Canada Plan, will be presumed to be “interested shares”; and

•	TRW’s position that the Restricted Period commenced on February 22, 2002 rather than March 4, 2002, the date on which Northrop Grumman delivered its Acquiring Person’s Statement to TRW.

These and other issues are the subject of the litigation described under “Ohio Litigation.”

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THE OFFER TO EXCHANGE

Over the past twelve months, TRW Common Shares have traded as low as $28.01 per Common Share. Based on the respective prices of TRW and Northrop Grumman stock on February 21, 2001 (the date Northrop Grumman proposed a business combination of TRW and Northrop Grumman), the value of the consideration offered in the Offer to Exchange represents an 18% premium over the closing price per Common Share on February 21, 2001, a 22% premium over the average trading price of the TRW Common Shares for the 12 months preceding February 21, 2001 and a 4% premium over the highest closing price of the TRW Common Shares for the 12 months preceding February 21, 2001.

A Registration Statement on Form S-4 (which includes the Offer to Exchange) and a Tender Offer Statement on Schedule TO relating to the Offer to Exchange were filed by Northrop Grumman with the Securities and Exchange Commission (the “Commission”) on March 4, 2002 and were amended on March 28, 2002. Those documents and any further amendments may be obtained from the Commission, upon payment of the Commission’s customary charges, by writing to the Commission’s principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, and at the Commission’s regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. This information also is available on the Commission’s website at http://www.sec.gov.

If the acquisition of TRW shares pursuant to the Offer to Exchange is not authorized by TRW’s shareholders at the Special Meeting or any adjournment thereof, TRW shares will not be accepted for exchange pursuant to the Offer to Exchange unless Northrop Grumman is satisfied, in its reasonable discretion, that the provisions of the Ohio Control Share Acquisition Law are invalid or inapplicable to the acquisition of TRW shares by Northrop Grumman pursuant to the Offer to Exchange. Other conditions to Northrop Grumman’s acceptance of TRW shares pursuant to the Offer to Exchange are described in detail in the Offer to Exchange.

A TRW shareholder who votes for the Control Share Acquisition proposal is NOT obligated to tender TRW shares pursuant to the Offer to Exchange, and will NOT be prohibited from later voting against any other proposed control share acquisition or business combination involving TRW and Northrop Grumman. Shareholder approval for the acquisition of TRW shares pursuant to the Offer to Exchange, to the extent required by law, only provides TRW’s shareholders the opportunity to decide for themselves whether to exchange their TRW shares pursuant to the Offer to Exchange.

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OHIO CONTROL SHARE ACQUISITION LAW

The Ohio Control Share Acquisition Law (Section 1710.831 of the Ohio Revised Code) provides that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders. An “issuing public corporation” is defined in the Ohio Revised Code as a corporation, such as TRW, organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence.

A “control share acquisition” is defined in the Ohio Revised Code as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

•	one-fifth or more but less than one-third of such voting power;

•	one-third or more but less than a majority of such voting power; or

•	a majority or more of such voting power.

Any person who proposes to make a control share acquisition must deliver an “acquiring person statement” to the issuing public corporation, which statement must include:

•	the identity of the acquiring person;

•	a statement that the acquiring person statement is being given pursuant to Section 1710.831 of the Ohio Revised Code;

•	the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person;

•	the range of voting power in the election of directors under which the proposed acquisition would, if consummated, fall (i.e., in excess of 20%, 33 1/3% or 50%);

•	a description of the terms of the proposed acquisition; and

•
representations of the acquiring person that the acquisition will not be contrary to the law and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

Northrop Grumman delivered an acquiring person statement (the “Northrop Acquiring Person Statement”) to TRW on March 4, 2002.

Within 10 days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. The special shareholders meeting must be held within 50 days of receipt of the acquiring person statement, unless the acquiring person otherwise agrees.

The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the record date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of the issuing public corporation’s position or recommendation, or that it is taking no position, with respect to the proposed control share acquisition.

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The acquiring person may make the proposed control share acquisition only if:

•
at a meeting at which a quorum is present, the control share acquisition is authorized by a majority of the holders of the voting power entitled to vote in the election of directors represented in person or by proxy at such meeting and the control share acquisition is authorized by a majority of the portion of the voting power represented at the meeting in person or by proxy, excluding “interested shares;” and

•	such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization.

“Interested shares” are defined in the Ohio Revised Code as shares as to which any of the following persons may exercise or direct the exercise of voting power in the election of directors:

•	an acquiring person;

•	an officer of the issuing public corporation elected or appointed by its directors;

•	any employee of the issuing public corporation who is also a director of such corporation; or

•
any person who acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction that would result in a change in control of the corporation or all or substantially all of its assets and ending on the Record Date, if either of the following apply:

•	the aggregate consideration paid or otherwise given by the person who acquired the shares and any other persons acting in concert with such persons exceeds $250,000; or

•
the number of shares acquired by the person who acquired the shares and any other persons acting in concert with such person exceeds 1/2 of 1% of the outstanding shares of the issuing public corporation entitled to vote in the election of directors.

“Interested shares” also include interested shares held by a person who transfers such interested shares after the record date if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

The foregoing summary does not purport to be a complete statement of the provisions of the Ohio Control Share Acquisition Law. The foregoing summary is qualified in its entirety by reference to the Ohio Control Share Acquisition Law (a copy of which is attached as Annex B to this Proxy Statement, along with excerpts from Section 1701.01 of the Ohio Revised Code, which defines certain terms used in the Ohio Control Share Acquisition Law) and the Ohio Revised Code.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a control share acquisition.

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EMPLOYEE PLAN VOTING

The following text is excerpted from the TRW Proxy Statement, and describes additional procedures and presumptions which will apply to TRW shares held in TRW’s stock-based benefit plans.

“EMPLOYEE PLAN VOTING

Certain Common Shares are held for the benefit of plan participants of The TRW Employee Stock Ownership and Savings Plan (the “U.S. Plan”), The TRW Canada Stock Savings Plan (the “Canada Plan”), and the TRW UK Share Purchase Plan (the “UK Plan” and together with the U.S. Plan and the Canada Plan, the “Plans”). The Plans contain pass-through voting provisions for the participants of the Plans, with Common Shares that are allocated to a participant’s account voted in accordance with the instructions of the participant by the trustees of the respective Plan responsible for voting (the “Trustees”).

PARTICIPANTS IN THE PLANS CAN ONLY VOTE COMMON SHARES HELD IN THE PLANS ON THEIR BEHALF BY INSTRUCTING THE RELEVANT TRUSTEE ON THE TRUSTEE’S VOTING INSTRUCTION CARD PROVIDED TO PARTICIPANTS FOR THAT PURPOSE.

U.S. Plan

With respect to TRW shares held in the U.S. Plan, shares allocated to a participant who signs a voting instruction card but does not indicate or give instructions how such shares are to be voted, will be voted by the Trustees of such Plan in accordance with the Trustees’ fiduciary judgment. At the insistence of the Trustees of the U.S. Plan, shares allocated to a participant’s account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant’s account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the Trustees of the U.S. Plan determine, in the exercise of their fiduciary responsibilities under ERISA, they cannot follow the participant’s instructions, or the participant does not return or properly complete the voting instruction card, the Trustees will vote the shares allocated to such participant’s account in accordance with their fiduciary judgment.

In order to permit sufficient time to tabulate voting instruction cards, a participant’s instructions must be received on or prior to April 18, 2002.

UK Plan

With respect to TRW shares held in the UK Plan, shares allocated to a participant who signs a voting instruction card but does not indicate or give instructions how such shares are to be voted will not be voted by the Trustee of the Plan. At the request of the Trustee of the UK Plan, shares allocated to a participant’s account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the

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instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant’s account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the participant does not specify voting instructions, the shares allocated to such participant’s account will not be voted at the Special Meeting.

In order to permit sufficient time to tabulate voting instruction cards, a participant’s instructions must be received on or prior to April 17, 2002.

Canada Plan

With respect to TRW shares held in the Canada Plan, shares allocated to a participant who signs a Gold voting instruction card but does not indicate or give instructions how such shares are to be voted will be voted AGAINST the Control Share Acquisition proposal. At the request of the Trustee of the Canada Plan, shares allocated to a participant’s account prior to February 22, 2002 who (i) signs a voting instruction card, (ii) indicates how such shares are to be voted and (iii) does not certify whether or not the shares are Interested Shares will be voted in accordance with the instructions of the plan participant, and will be presumed to be eligible to vote with respect to the Second Majority Approval; however, any such shares allocated to a participant’s account after February 22, 2002 will be presumed to be Interested Shares unless the voting instructions are accompanied by a completed certification of eligibility to vote on the Second Majority Approval. All shares as to which instructions are given will be voted in connection with the First Majority Approval.

In the event the participant does not return or sign a voting instruction card, the shares allocated to such participant’s account will not be voted. If a signed voting instruction card is received, but no selection has been made, then the shares allocated to such participant’s account will be voted AGAINST the proposal.

In order to permit sufficient time to tabulate voting instruction cards, a participant’s instructions must be received on or prior to April 16, 2002.”

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OHIO LITIGATION

On March 4, 2002, Northrop Grumman filed a lawsuit in the United States District for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to the Ohio Control Share Acquisition Law, the Ohio business combination law (Section 1704.01 et seq. of the Ohio Revised Code) and the Ohio control bid law (Section 1707.01 et seq. of the Ohio Revised Code). The lawsuit alleges that such statutes conflict with the United States constitution and United States laws governing the conduct of tender offers. The complaint seeks declaratory and injunctive relief, as well as the costs of the lawsuit. Northrop Grumman also is requesting declarations from the Court that: (a) “the date of the first public disclosure” of the Offer to Exchange, for purposes of the Control Share Acquisition Law, was March 4, 2002 and (b) the solicitation, acceptance and voting of proxies at the Special Meeting does not make Northrop Grumman an “interested shareholder” as defined in Ohio’s business combination law. No assurance can be provided as to the time which may be required for a final decision with respect to the issues presented, or as to the outcome of this lawsuit.

On March 4, 2002, TRW filed a lawsuit in the United States District Court for the Southern District of Ohio against Northrop Grumman, the Attorney General of Ohio, the Director of Ohio’s Department of Commerce and the Commissioner of Ohio’s Division of Securities. The lawsuit seeks a judgment that Ohio’s Control Share Acquisition Law, business combination law and control bid law are constitutional. The complaint seeks declaratory relief, as well as the costs of the lawsuit.

The Southern District action has been stayed by orders of both the Southern District Court and the Northern District Court. On March 18, 2002, Northrop Grumman filed a motion seeking a preliminary injunction, preventing the application of the Ohio Control Share Acquisition Law and the Ohio Merger Moratorium Law (i.e. Section 1704 of the Ohio Revised Code) to the Offer to Exchange. In the alternative, Northrop Grumman seeks (a) to enjoin the application of the provision of the Ohio Control Share Acquisition Law requiring the exclusion of votes relating to “interested shares,” to the extent it seeks to disenfranchise independent shareholders who purchased $250,000 or more in TRW shares, either alone or in concert with others, after the public announcement of the Offer to Exchange, or (b) to prevent TRW from employing various restrictive and discriminatory presumptions and procedures at the Special Meeting. The parties were ordered to and did file position papers by March 29, 2002, after which the Northern District Court will determine how and when to decide Northrop Grumman’s motion.

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OTHER MATTERS

Except as set forth herein, Northrop Grumman is not aware of any other substantive matter to be considered at the Special Meeting. However, if any other matter (other than with respect to the election of TRW directors) properly comes before the Special Meeting, the accompanying BLUE proxy also confers authority to the persons named in the accompanying proxy to vote the TRW shares to which the proxy relates on such other matters at their discretion. The proxies will have this discretionary authority even if the TRW shareholder delivering the proxy has voted against the Control Share Acquisition proposal or has withheld authorization to vote to adjourn the Special Meeting. Northrop Grumman is not requesting, and the accompanying BLUE proxy does not grant, discretionary authority to vote TRW shares subject to the proxy with respect to the election of TRW directors.

A copy of the Northrop Acquiring Person Statement (without exhibits) is attached as Annex C to this Proxy Statement. The Northrop Acquiring Person Statement and the Offer to Exchange contain important information and should be read by TRW shareholders before making any decision with respect to voting.

Only holders of record of TRW shares as of the close of business on the Record Date will be entitled to vote. Any TRW shareholder of record on the Record Date will be entitled to vote at the Special Meeting even if such shareholder (a) sold the TRW shares it held on the Record Date after the Record Date or (b) tenders such TRW shares for exchange pursuant to the Offer to Exchange, whether before or after the Record Date. The tender of TRW shares pursuant to the Offer to Exchange does not constitute the grant to Northrop Grumman of a proxy or any voting rights with respect to the tendered TRW shares until such time as such TRW shares are accepted for exchange by Northrop Grumman. Accordingly, it is important that each TRW shareholder vote the TRW shares held by it on the Record Date, or grant a proxy to vote such TRW shares on the accompanying BLUE proxy card, even if the shareholder decides to sell such TRW shares after the Record Date or to tender such TRW shares for exchange pursuant to the Offer to Exchange.

If TRW shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only the brokerage firm, bank, bank nominee or other institution can execute a proxy for such TRW shares and will do so only upon receipt of specific instructions from the beneficial owner of such TRW shares. Accordingly, each TRW shareholder who holds TRW shares through a nominee such as a brokerage firm, bank, bank nominee or other institution must contact the person responsible for its account and advise that person to promptly execute and return the accompanying BLUE proxy card with a completed certification of eligibility with a vote FOR the Control Share Acquisition proposal as promptly as possible.

Please promptly sign, date and mail (or direct any nominee holder to sign, date and mail) the enclosed BLUE proxy card with a completed certification of eligibility. No postage is required if mailed in the United States. By signing and mailing the enclosed BLUE proxy card, any proxy previously delivered by a TRW shareholder with respect to the proposal to authorize the acquisition of TRW shares pursuant to the Offer to Exchange automatically will be revoked.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, telephone, telecopier, in person and over the internet. Solicitations may be made by directors, officers, investor relations personnel and other employees of Northrop Grumman, none of whom will receive additional compensation for such solicitations. Northrop Grumman has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the TRW shares they hold of record. Northrop Grumman will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

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Northrop Grumman has retained D.F. King & Co., Inc. (“D.F. King”) for solicitation and advisory services in connection with this proxy solicitation. D.F. King will be paid a fee estimated not to exceed $2,750,000 for acting (a) as proxy solicitor in connection with this Proxy Statement, (b) as proxy solicitor in connection with TRW’s 2002 Annual Meeting of Shareholders and (c) as Information Agent in connection with the Offer to Exchange. D.F. King may also receive additional reasonable and customary compensation for providing additional advisory services in connection with this proxy solicitation. Northrop Grumman has also agreed to reimburse D.F. King for its reasonable out-of-pocket expenses and to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under U.S. federal securities laws. D.F. King will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

Northrop Grumman has retained Salomon Smith Barney Inc. to act as the dealer manager in connection with the Offer to Exchange and to provide various financial advisory services to Northrop Grumman in connection with the Offer to Exchange and any subsequent combination of TRW with Northrop Grumman or its wholly-owned subsidiary. Salomon Smith Barney will receive reasonable and customary compensation for these services and will be reimbursed for out-of-pocket expenses, including reasonable expenses of counsel and other advisors. Northrop Grumman has agreed to indemnify Salomon Smith Barney and certain related persons against various liabilities and expenses in connection with its services as the dealer manager and financial advisor, including various liabilities and expenses under U.S. state and federal securities laws. From time to time, Salomon Smith Barney and its affiliates may actively trade the debt and equity securities of Northrop Grumman and TRW for their own account or for the accounts of customers and, accordingly, may hold a long or short position in those securities. Salomon Smith Barney has in the past performed various investment banking and financial advisory services for Northrop Grumman for which they have received customary compensation.

In connection with Salomon Smith Barney's engagement as dealer manager and financial advisor, Northrop Grumman anticipates that certain employees of Salomon Smith Barney may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of TRW, which activities could involve or be deemed to constitute the solicitation of proxies. Salomon Smith Barney will not receive any additional fee for or in connection with such activities by employees of Salomon Smith Barney apart from the fees it is otherwise entitled to receive as described above.

Northrop Grumman has retained Kekst and Company as its public relations advisor in connection with this proxy solicitation. Kekst and Company will be paid reasonable and customary compensation for its services, and Northrop Grumman has agreed to reimburse Kekst and Company for any out-of-pocket expenses incurred in connection with those services.

The entire expense of soliciting proxies for the Special Meeting is being borne by Northrop Grumman. Northrop Grumman will not seek reimbursement for such expenses from TRW. Costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses and are expected to be approximately $3,000,000.

If Northrop Grumman should ultimately elect to amend or supplement the terms of any of the shareholder proposals described in this Proxy Statement or present additional proposals to the Special Meeting, Northrop Grumman will distribute information regarding such changes or additions to TRW shareholders in compliance with applicable law and, in appropriate circumstances, will provide TRW shareholders with a reasonable opportunity to revoke any shareholder proxies previously given prior to the Special Meeting.

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PROPOSALS FOR 2003 ANNUAL MEETING

According to TRW’s Definitive Proxy Statement for the 2002 Annual Meeting of Shareholders, shareholder proposals for the 2003 annual shareholders meeting must be received by TRW no later than November 4, 2002 in order to be eligible to be included in the TRW’s proxy statement and form of proxy for that meeting. Proposals for the 2003 annual shareholders meeting must be submitted in writing and sent to TRW at TRW Inc., 1900 Richmond Road, Cleveland, Ohio 44124, attention: Secretary.

According to TRW’s Definitive Proxy Statement for the 2002 Annual Meeting of Shareholders, any TRW shareholder who intends to present a shareholder proposal at TRW’s 2003 annual shareholders meeting, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must provide TRW notice of the proposal no later than January 18, 2003, or TRW’s management will have discretionary voting authority with respect to such proposal without providing any advice on the nature of the matter in TRW’s proxy statement for TRW’s 2003 annual shareholders meeting.

INFORMATION ABOUT TRW

TRW is an Ohio corporation with its principal executive offices located at 1900 Richmond Road, Cleveland, Ohio 44124. The telephone number of TRW is (216) 291-7000.

TRW is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by TRW may be obtained on the Commission’s website at http://www.sec.gov and directly from the Commission, upon payment of the Commission’s customary charges, by writing to its principal office at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Such materials also are available for inspection and copying at the principal office of the Commission at the address set forth immediately above, at the Commission’s regional offices at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604.

INFORMATION ABOUT NORTHROP GRUMMAN

Northrop Grumman is a leading global aerospace and defense company providing a wide range products and services in defense and commercial electronics, systems integration, information technology and nuclear and non-nuclear shipbuilding and systems. As a prime contractor, principal subcontractor, partner, or preferred supplier, Northrop Grumman participates in many high-priority defense and commercial technology programs in the United States and abroad. Northrop Grumman is aligned into six business sectors: Electronic Systems, Information Technology, Integrated Systems, Newport News, Ship Systems and Component Technologies.

Northrop Grumman is a Delaware holding company formed in connection with the acquisition of Litton Industries, Inc. in April 2001. Northrop Grumman’s principal executive offices are located at 1840 Century Park East, Los Angeles, California 90067 and its telephone number is (310) 553-6262.

Northrop Grumman is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Reports, proxy statements and other information filed by Northrop Grumman may be obtained from the Commission at the same locations and by following the same procedures described above in the section entitled “Information About TRW.”

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OTHER INFORMATION

Certain directors, executive officers, employees and other representatives of Northrop Grumman who may also assist D.F. King in soliciting proxies are listed on the attached Schedule I. Schedule II sets forth certain information regarding TRW shares owned by Northrop Grumman, its Directors, executive officers, employees and other potential participants in this proxy solicitation. Schedule III sets forth certain information, as made available in public documents, regarding TRW shares held by TRW’s principal shareholders and its management. Schedule IV contains pro forma financial information regarding Northrop Grumman, its subsidiaries and affiliates, and TRW. The information in Schedule IV is excerpted from the Offer to Exchange, as amended to date, attached as Annex A to this Proxy Statement.

This Proxy Statement is neither a request for the tender or exchange of TRW shares nor an offer with respect thereto. Northrop Grumman’s Offer to Exchange is being made only by means of the Offer to Exchange, as filed with the Commission.

Please indicate support FOR the Control Share Acquisition proposal and GRANT AUTHORITY to Northrop Grumman to vote to adjourn the Special Meeting, if deemed desirable by Northrop Grumman, to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Control Share Acquisition proposal. Please complete, sign and date the enclosed BLUE proxy card, and complete the certification of eligibility on the reverse side, and promptly return it in the enclosed envelope to:

Northrop Grumman Corporation
c/o D.F. King & Co., Inc.
Wall Street Station - P.O. Box 411
New York, New York 10269-0069

No postage is necessary if the envelope is mailed in the United States.

Northrop Grumman requests your vote and your support! Your vote is important! Please sign, date and mail the enclosed BLUE proxy card, including the certificate of eligibility, and promptly advise each bank, broker or other nominee holder of TRW shares to vote your
TRW shares FOR the Control Share Acquisition proposal and
GRANT AUTHORITY to adjourn the Special Meeting.

IMPORTANT

TRW has adopted extraordinary procedures at this Special Meeting which require TRW shareholders to complete the form of certification on the back of each proxy card—in addition to the proxy card itself—in order for their votes to be counted fully in the vote on the Control Share Acquisition proposal. Be sure to complete the certification on the back of your proxy card!

It is important that all TRW shares be voted at the Special Meeting, including “interested shares.”

Don’t allow your vote to be disregarded!

NORTHROP GRUMMAN CORPORATION

April 4, 2002

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SCHEDULE I

The following tables set forth the name of each Director, executive officer, and certain employees and other representatives of Northrop Grumman who may assist D.F. King in soliciting proxies from TRW shareholders. Unless otherwise noted, each person’s business address is 1840 Century Park East, Los Angeles, California 90067. None of the officers, directors or employees of Northrop Grumman will receive compensation for soliciting proxies other than their ordinary compensation as an officer, director or employee, as the case may be.

DIRECTORS AND EXECUTIVE OFFICERS OF NORTHROP GRUMMAN

Name	Present Principal Occupation or Employment
John T. Chain, Jr.	Director of Northrop Grumman; General, United States Air Force (Ret.) and Chairman of the Board, Thomas Group, Inc.

Lewis W. Coleman	Director of Northrop Grumman; President, Gordon and Betty Moore Foundation.

Vic Fazio	Director of Northrop Grumman; Senior Partner, Clark & Weinstock.

Phillip Frost	Director of Northrop Grumman; Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation.

Kent Kresa	Director of Northrop Grumman; Chairman and Chief Executive Officer of Northrop Grumman.

Charles R. Larson	Director of Northrop Grumman; Admiral, United States Navy (Ret.).

Jay H. Nussbaum	Director of Northrop Grumman; Executive Vice President of KPMG Consulting, Inc.

Aulana L. Peters	Director of Northrop Grumman; Retired partner of the law firm of Gibson, Dunn & Crutcher LLP.

John Brooks Slaughter	Director of Northrop Grumman; President and Chief Executive Officer, The National Action Council for Minorities in Engineering, Inc.

Ronald D. Sugar	Director of Northrop Grumman; President and Chief Operating Officer.

Herbert W. Anderson	Corporate Vice President and President, Information Technology Sector of Northrop Grumman.

Frank G. Brandenberg	Corporate Vice President and President, Component Technologies Sector of Northrop Grumman

Phillip A. Dur	Corporate Vice President and President, Ship Systems Sector of Northrop Grumman.

J. Michael Hateley	Corporate Vice President and Chief Human Resources and Administrative Officer of Northrop Grumman.

Robert W. Helm	Corporate Vice President, Government Relations of Northrop Grumman.

Robert P. Iorizzo	Corporate Vice President and President, Electronic Systems Sector of Northrop Grumman.

John H. Mullan	Corporate Vice President and Secretary of Northrop Grumman.

Albert F. Myers	Corporate Vice President and Treasurer of Northrop Grumman.

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Name	Present Principal Occupation or Employment

Rosanne P. O’Brien	Corporate Vice President, Communications of Northrop Grumman.

W. Burks Terry	Corporate Vice President and General Counsel of Northrop Grumman.

Thomas C. Schievelbein	Corporate Vice President and President, Newport News Sector of Northrop Grumman.

Scott J. Seymour	Corporate Vice President and President, Integrated Systems Sector of Northrop Grumman.

Richard B. Waugh, Jr.	Corporate Vice President and Chief Financial Officer of Northrop Grumman.

Sandra J. Wright	Corporate Vice President and Controller of Northrop Grumman.

CERTAIN EMPLOYEES OF NORTHROP GRUMMAN WHO MAY ALSO SOLICIT PROXIES

Name	Present Principal Occupation or Employment
Gaston Kent	Vice President, Investor Relations of Northrop Grumman.

Frank Moore	Director, Media Relations of Northrop Grumman.

OTHER REPRESENTATIVES OF NORTHROP GRUMMAN WHO MAY ALSO SOLICIT PROXIES

Although Salomon Smith Barney does not admit that it or any of its directors, officers, employees or affiliates is a "participant" as defined in Schedule 14A promulgated by the Commission under the Securities Exchange Act of 1934, as amended, or that Schedule 14A requires the disclosure of certain information concerning them, the following employees of Salomon Smith Barney may communicate with shareholders in a manner that could involve or be deemed to be assisting Northrop Grumman in soliciting proxies from TRW's shareholders. The principal business address of each Salomon Smith Barney employee named below is Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013.

Name	Present Office or Other Principal Occupation or Employment

Petros G. Kitsos	Managing Director

Brian C. Link	Vice President

Brian D. Yick	Associate

Nathan Gordon	Financial Analyst

Matthew Nimtz	Financial Analyst

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SCHEDULE II

SHARES OF TRW COMMON STOCK OWNED BY NORTHROP GRUMMAN, ITS DIRECTORS,
OFFICERS AND EMPLOYEES, AND BY OTHERS WHO MAY SOLICIT PROXIES

On the date hereof, the Ronald D. Sugar Revocable Trust dated as of October 20, 1995, of which Ronald D. Sugar, a Director and the President and Chief Executive Officer of Northrop Grumman, serves as Trustee, owns 21,475 Common Shares.

Northrop Grumman beneficially owns four Common Shares.

Salomon Smith Barney engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the ordinary course of its brokerage business, Salomon Smith Barney trades securities of TRW and has engaged in numerous transactions for its own account and for the accounts of its customers during the past two years. The total number of such transactions during this period was approximately 34,700. Accordingly, it is impracticable to list each such transaction. As of April 1, 2002, Salomon Smith Barney and its affiliates were the holders of record of 515,936 Common Shares, of which 68,822 Common Shares were held for its own account and 447,114 Common Shares were held for customer accounts.

In the past, Salomon Smith Barney has acted as financial advisor to third parties in connection with possible transactions with TRW. In addition, Salomon Smith Barney’s affiliate, Citibank, N.A., has in the past participated and currently participates as a lender in syndicated loans to TRW.

Except as disclosed above, neither Northrop Grumman, its Directors, its executive officers nor any of the other persons named in Schedule I above, (i) is the beneficial or record owner of any securities of TRW or (ii) has purchased or sold any securities of TRW within the past two years, borrowed any funds for the purpose of acquiring or holding any securities of TRW, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any securities of TRW. Except as disclosed above, there have not been any transactions between TRW and Northrop Grumman or any of the other persons named in Schedule I above since the beginning of TRW’s last fiscal year and, other than the proposed acquisition of TRW described in this document, none of Northrop Grumman or any of such other persons, or any associate of the foregoing persons or any other person who may be deemed a “participant” in this proxy solicitation has any arrangement or understanding with any person with respect to any future employment by TRW or its affiliates, or with respect to any future transactions to which TRW or its affiliates will or may be a party.

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SCHEDULE III

BENEFICIAL OWNERSHIP OF TRW COMMON SHARES

Set forth below is information as of December 31, 2001 regarding Common Shares owned by (i) those persons owning more than 5% of the outstanding TRW Common Shares and (ii) directors and executive officers of TRW as a group. Such information is derived from TRW’s proxy statement for the 2002 Annual Meeting and certain filings on Schedule 13G, as described in the footnotes below.

SECURITY OWNERSHIP OF  CERTAIN BENEFICIAL OWNERS

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The TRW Employee Stock Ownership and Savings Plan 1900 Richmond Road Cleveland, Ohio 44124	21,687,649(2)	17.1%
Capital Research and Management Company 333 South Hope Street Los Angeles, California 90071	13,058,300(3)	10.3%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	7,185,623(4)	5.7%

(1)
Each beneficial owner listed in the table certified in its Schedule 13G that, to the best of its knowledge and belief, the TRW Common Shares beneficially owned by it was acquired in the ordinary course of business and not for the purpose of changing or influencing control of TRW.

(2)
Putnam Fiduciary Trust Company, One Post Office Square, Boston, Massachusetts 02109, served as trustee of The TRW Employee Stock Ownership and Savings Plan during 2001. Putnam Fiduciary Trust Company disclaims beneficial ownership of the shares, as it does not retain discretionary authority to buy, sell or vote the securities. The TRW Employee Stock Ownership and Savings Plan reported shared voting and dispositive power over all the shares beneficially owned.

(3)
Capital Research and Management Company filed Amendment No. 4 to its Statement of Beneficial Ownership on Schedule 13G on February 11, 2002, reporting beneficial ownership of 13,058,300 TRW Common Shares. Of these shares, Capital Research and Management Company reported that it has sole dispositive power over 13,058,300 shares and voting power over no shares. Capital Research and Management Company is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under the Investment Company Act of 1940. Capital Research and Management Company has disclaimed beneficial ownership of all 13,058,300 Common Shares.

(4)
FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson jointly filed Amendment No. 3 to their Statement of Beneficial Ownership on Schedule 13G on February 14, 2002, reporting beneficial ownership of 7,185,623 TRW Common Shares. Of the total amount held by FMR Corp., (a) 6,668,713 shares are beneficially owned by Fidelity Management & Research Company as a result of its acting as investment adviser to various investment companies registered under the Investment Company Act of 1940,

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(b) 300,882 shares are beneficially owned by Fidelity Management Trust Company as a result of its serving as investment manager of institutional accounts, (c) 728 shares are beneficially owned by Strategic Advisers, Inc. as a result of its having sole dispositive power over securities held for individuals to which it provides investment advisory services as an investment adviser under the Investment Company Act of 1940, and (d) 215,300 shares are beneficially owned by Fidelity International Limited. Fidelity Management & Research Company, Fidelity Management Trust Company and Strategic Advisors, Inc. are wholly-owned subsidiaries of FMR Corp. A partnership controlled by the controlling group of FMR Corp. owns 39.89 percent of the voting stock of Fidelity International Limited. FMR Corp. (through its control of Fidelity Management Trust Company) has sole power to vote 222,882 shares and sole dispositive power over 300,882 shares. FMR Corp. has no voting power over 78,000 shares owned by the institutional accounts managed by Fidelity Management Trust Company. FMR Corp. (through its control of Fidelity Management & Research Company) has sole dispositive power over an additional 6,668,713 shares. The sole voting power of such 6,668,713 shares resides with the Boards of Trustees of the Fidelity Funds. Fidelity International Limited has sole power to vote and the sole power to dispose of 215,300 shares. Edward C. Johnson 3d and Abigail P. Johnson are control persons of FMR Corp. Robert M. Gates, a TRW Director, is a trustee of The Fidelity Funds.

SECURITY OWNERSHIP OF TRW MANAGEMENT

The information in the following table is derived from the TRW Proxy Statement and shows the Common Share ownership for the Directors and executive officers of TRW as reported by TRW as of the close of business on March 25, 2002. According to TRW, unless otherwise indicated in a footnote, sole voting and investment power in the shares owned are held either by the named individual alone or by the named individual and his or her spouse.

Name	Shares Beneficially Owned (1)	Exercisable Options (2)		Deferred Share Units (3)	Percent of Class
M. H. Armacost	6,466	9,500		2,315	*
A. E. Baratz	315	0		302	*
D. M. Cote (4)	64,087	0		30,069	*
M. Feldstein	7,224	8,000		0	*
K. W. Freeman	945	2,500		0	*
R. M. Gates	5,643	9,500		0	*
J. T. Gorman (4)	203,017	1,510,000		0	1.3%
T. W. Hannemann	42,754	240,333		45,132	*
G. H. Heilmeier	8,005	9,500		0	*
C. R. Hollick	2,154	5,000		0	*
K. N. Horn	6,866	9,500	(5)	0	*
H. V. Knicely	23,236	220,333		0	*
D. B. Lewis	5,640	9,500		0	*
L. M. Martin	6,366	9,500		2,080	*
P. A. Odeen	10,605	125,000		2,517	*
J. C. Plant	26,000	73,332		0	*
G. L. Summe	315	0		0	*
All Directors and executive officers as a group	588,857	2,641,230		120,034	2.5%

*	Less than 1 percent.

(1)
Includes Common Shares held in The TRW Employee Stock Ownership and Savings Plan, Common Shares that have been automatically deferred under the deferred compensation plan for non-employee Directors and shares of restricted stock awarded to certain executive officers.

(2)	In accordance with the rules of the Securities and Exchange Commission, this column shows the number of shares that may be acquired within 60 days of March 25, 2002, upon exercise of stock options.

III-2

(3)
This column shows phantom units of TRW Common Shares that have been credited under deferred compensation plans and certain other nonqualified benefit plans. The phantom units are settled in cash and are not included for the purpose of calculating the percent of shares outstanding.

(4)	Messrs. Cote and Gorman are no longer executive officers of TRW.

(5)	This figure includes an option for 1,500 Common Shares, which Mrs. Horn has transferred to her child.

Except as otherwise noted, the information concerning TRW in this Proxy Statement has been taken from or is based upon documents and records on file with the Commission and other publicly available information. Northrop Grumman disclaims any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by TRW or any other third party to disclose events that many have occurred and may affect the significance or accuracy of any such information but which are unknown to Northrop Grumman.

III-3

SCHEDULE IV

The following unaudited pro forma financial information is taken from Northrop Grumman’s Offer to Exchange dated March 4, 2002, as amended to date.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Financial Statements presented below are derived from the historical consolidated financial statements of each of Northrop Grumman, Litton, Newport News and TRW. The Unaudited Pro Forma Condensed Combined Financial Statements are prepared using the purchase method of accounting, with Northrop Grumman treated as the acquirer and as if the Litton, Newport News and TRW acquisitions had been completed on January 1, 2001 for statement of operations purposes and on December 31, 2001 for balance sheet purposes.

For a summary of the business combination, see “The Offer to Exchange” beginning on page 27 of this offer to exchange.

The Unaudited Pro Forma Condensed Combined Financial Statements are based upon the historical financial statements of Northrop Grumman, Litton, Newport News and TRW adjusted to give effect to the Litton, Newport News and TRW acquisitions. The pro forma amounts have been developed from (a) the audited consolidated financial statements of Northrop Grumman contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is incorporated by reference in this offer to exchange, (b) the unaudited consolidated financial statements contained in Litton’s Quarterly Report on Form 10-Q for the period ended January 31, 2001, (c) the unaudited consolidated financial statements of Newport News contained in its Quarterly Report on Form 10-Q for the period ended September 16, 2001, and (d) the audited consolidated financial statements of TRW contained in its Annual Report on Form 10-K for the year ended December 31, 2001 which is incorporated by reference in this offer to exchange.

The acquisition of Litton, on April 2, 2001, which is valued at approximately $5.2 billion, including the assumption of Litton’s net debt of $1.3 billion, is accounted for using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair market values, with the excess recorded as goodwill. The Unaudited Pro Forma Condensed Combined Financial Statements reflect preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed and the related allocations of purchase price, and preliminary estimates of adjustments necessary to conform Litton data to Northrop Grumman’s accounting policies. Purchased intangible assets identified and recorded are contract-based intangible assets. Northrop Grumman is currently reviewing the preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed, including valuations associated with certain contracts and restructuring activities and preliminary valuation study results for workers’ compensation accruals and retiree benefits assets and liabilities. The final determination of the fair market value of assets acquired and liabilities assumed and final allocation of the purchase price may differ from the amounts assumed in these Unaudited Pro Forma Condensed Combined Financial Statements. Adjustments to the purchase price allocations will be finalized by March 31, 2002, and will be reflected in Northrop Grumman’s Quarterly Report on Form 10-Q for the period ended March 31, 2002 and in subsequent filings. There can be no assurance that such adjustments will not be material.

In November 2001, Northrop Grumman purchased pursuant to an exchange offer approximately 80.7 percent of the outstanding shares of Newport News common stock. In January 2002, Northrop Grumman completed the acquisition of the shares of Newport News common stock not previously purchased, issuing 3.2 million shares of common stock and paying cash for the remaining balance of the shares. For purposes of the Unaudited Pro Forma Condensed Combined Financial Statements, Northrop Grumman has assumed that all shares of Newport News were acquired on January 1, 2001 for statement of operations purposes and on December 31, 2001 for balance sheet purposes. The acquisition of Newport News, which is valued at approximately $2.6 billion, including the assumption of Newport News net debt of $400 million, is accounted for using the purchase method of accounting. Northrop Grumman is in the early stages of the fair market value and accounting conformance evaluation process with respect to the Newport News acquisition. The Unaudited Pro Forma Condensed Combined Financial Statements reflect preliminary estimates of the fair market value of the assets acquired, including contract-based purchased intangible assets, and liabilities assumed and the related allocations of purchase price and preliminary estimates of adjustments necessary to conform Newport News to Northrop Grumman’s accounting policies. Adjustments to the purchase price allocations are expected to be finalized by June 30, 2002, and will be reflected in future filings. There can be no assurance that such adjustments will not be material.

As of the date of the offer to exchange, Northrop Grumman has not performed the valuation studies necessary to arrive at the required estimates of the fair market value of the TRW assets to be acquired and the TRW liabilities to be assumed and the related allocations of purchase price, nor has it identified the adjustments necessary, if any, to conform TRW data to Northrop Grumman’s accounting policies. Accordingly, Northrop Grumman has used the historical book values of the assets and liabilities of TRW and has used the historical revenue recognition policies of TRW to prepare the Unaudited Pro Forma Condensed Combined Financial Statements set forth herein, with the excess of the purchase price over the historical net assets of TRW recorded as goodwill and other purchased intangibles. Once Northrop Grumman has determined the final purchase price for TRW and has completed the valuation studies necessary to finalize the required purchase price allocations and identified any necessary conforming changes for TRW, such pro forma financial statements will be subject to adjustment. Such adjustments will likely result in changes to the pro forma statement of financial position to reflect the final allocations of purchase price and the pro forma statements of income, and there can be no assurance that such adjustments will not be material. TRW information includes all segments and subsidiaries as it is not possible to segregate amounts pertaining to Automotive, Space and other Defense units. In the event that a transaction were completed, Northrop Grumman has indicated that it would sell or spin off the automotive operations of TRW. There currently is no agreement for the sale of the automotive business and there can be no assurance that a sale will be consummated or with respect to the terms of such sale. Such a transaction would materially change the pro forma information provided herein.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of Northrop Grumman would have been had Northrop Grumman’s offer to exchange and the Litton, Newport News and TRW acquisitions occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.

The Unaudited Pro Forma Condensed Combined Financial Statements do not include the realization of cost savings from operating efficiencies, synergies or other restructurings resulting from the Litton, Newport News and TRW acquisitions.

The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Northrop Grumman and TRW that are incorporated by reference in this offer to exchange.

Unaudited Pro Forma Condensed Combined
Statement of Financial Position
December 31, 2001
($ in millions)

	Northrop Grumman	Pro Forma			TRW*	Pro Forma
		Adjustments		Northrop Grumman Adjusted		Adjustments		Combined
Assets:
Current assets
Cash and cash equivalents	$464	$—		$464	$240	$—		$704
Accounts receivable	2,735	—		2,735	1,596	—		4,331
Interest in securitized receivables	—	—		—	162	—		162
Inventoried costs	1,226	—		1,226	763	—		1,989
Deferred income taxes	36	—		36	231	—		267
Prepaid expenses and other current assets	128	—		128	170	—		298

Total current assets	4,589	—		4,589	3,162	—		7,751

Property, plant and equipment	3,940	166	(a)	4,106	8,266	—		12,372
Accumulated depreciation	(1,173)	—		(1,173)	(4,724)	—		(5,897)

Property, plant and equipment, net	2,767	166		2,933	3,542	—		6,475

Other assets
Goodwill, net	8,668	119	(a)	8,787	3,811	1,894	(k)	14,492
Purchased intangible assets, net	1,139	519	(a)	1,658	—	1,902	(k)	3,560
Prepaid retiree benefits cost and intangible pension asset	3,075	—		3,075	2,871	—		5,946
Other assets	648	(1	)(a)	647	1,058	—		1,705

	13,530	637		14,167	7,740	3,796		25,703

	$20,886	$803		$21,689	$14,444	$3,796		$39,929

Unaudited Pro Forma Condensed Combined
Statement of Financial Position—(Continued)

December 31, 2001
($ in millions)
	Northrop Grumman	Pro Forma			TRW*	Pro Forma
		Adjustments		Northrop Grumman Adjusted		Adjustments		Combined

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable and current portion of long term debt	$458	$—		$458	$839	$—		$1,297
Accounts payable	1,019	—		1,019	1,742	—		2,761
Accrued employees’ compensation	847	—		847	477	—		1,324
Contract loss provision	843	—		843	—	—		843
Advances on contracts	656	—		656	—	—		656
Income taxes	137	—		137	173	—		310
Other current liabilities	1,172	—		1,172	1,527	—		2,699

Total current liabilities	5,132	—		5,132	4,758	—		9,890

Long-term debt	5,033	127	(a)	5,160	4,870	—		10,030
Accrued retiree benefits	1,931	224	(a)	2,155	—	—		2,155
Minority liability	122	(107	)(a)	15	—	—		15
Deferred tax and other long-term liabilities	927	253	(a)	1,180	2,630	—		3,810
Redeemable preferred stock	350	—		350	—	—		350
Shareholders’ equity
Paid in capital and unearned compensation	4,433	306	(a)	4,739	559	5,423	(k)	10,721
Retained earnings	3,011	—		3,011	2,468	(2,468	)(k)	3,011
Accumulated other comprehensive loss	(53)	—		(53)	(469)	469	(k)	(53)
Stock Employee Compensation Trust	—	—		—	—	—		—
Treasury Shares—cost in excess of par value	—	—		—	(372)	372	(k)	—

	7,391	306		7,697	2,186	3,796		13,679

	$20,886	$803		$21,689	$14,444	$3,796		$39,929

*THE COMBINED AMOUNTS AND THE TRW AMOUNTS ARE INCLUSIVE OF THE AUTOMOTIVE BUSINESS CURRENTLY OPERATED BY TRW. THE COMBINED AND TRW AMOUNTS CONTAINED HEREIN COULD SIGNIFICANTLY CHANGE AS THE RESULT OF THE SALE OR SPIN-OFF OF THE AUTOMOTIVE BUSINESS. THE READER IS DIRECTED TO FOOTNOTE (m) FOR FURTHER INFORMATION

Unaudited Pro Forma Condensed Combined
Statement of Income

Twelve Months Ended December 31, 2001
($ in millions, except per share)

	Northrop Grumman	Litton	Pro Forma			Newport News	Pro Forma			TRW**	Pro Forma
			Adjustments		Combined		Adjustments		Combined		Adjustments		Combined
Sales and service revenues	$13,558	$1,345	$(18	)(b)	$14,885	$2,024	$(58	)(b)	$16,851	$16,383	$—		$33,234
Cost of sales											—
Operating Costs	11,219	1,120	13	(b)(c)(d)	12,352	1,640	27	(b)(d)(h)(j)	14,019	14,225		33 (h)(j)	28,277
Administrative and general expenses	1,335	121	—		1,456	189		—	1,645	1,111	—		2,756

Operating margin	1,004	104	(31)		1,077	195	(85)		1,187	1,047	(33)		2,201
Interest expense	(373)	(27)	(41	)(e)	(441)	(46)	(32	)(i)	(519)	(478)	—		(997)
Other, net	68	3	—		71	—	—		71	(429)	—		(358)

Income from continuing operations before income taxes	699	80	(72)		707	149	(117)		739	140	(33)		846
Federal and foreign income taxes	272	30	(25	)(f)	277	59	(46	)(f)(j)	290	72	(1	)(f)(j)	361

Income from continuing operations	$427	$50	$(47)		$430	$90	$(71)		$449	$68	$(32)		$485

Less, dividends paid to preferred shareholders	(18)	—	(7	)(g)	(25)	—	—		(25)	—	—		(25)

Income available to common shareholders	$409	$50	$(54)		$405	$90	$(71)		$424	$68	$(32)		$460

Average shares basic	84.46				86.60				$103.24				159.18	(1)
Average shares diluted	85.26				87.50				104.14				160.08	(1)
Basic earnings per share:
Continuing operations	$4.84				$4.68				$4.11				$2.89	(1)
Diluted earnings per share:
Continuing operations	$4.80 *				$4.63 *				$4.07 *				$2.87	*(1)

*
Calculated by dividing income available to common shareholders by average shares diluted, which is calculated assuming preferred shares are not converted to common shares, resulting in the most dilutive effect.

** THE COMBINED AMOUNTS AND THE TRW AMOUNTS ARE INCLUSIVE OF THE AUTOMOTIVE BUSINESS CURRENTLY OPERATED BY TRW. THE COMBINED AND TRW AMOUNTS CONTAINED HEREIN COULD SIGNIFICANTLY CHANGE AS THE RESULT OF THE SALE OR SPIN-OFF OF THE AUTOMOTIVE BUSINESS. THE READER IS DIRECTED TO FOOTNOTE (m) FOR FURTHER INFORMATION.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a)
Adjustments to record the completion of the acquisition of Newport News including the following:  (i) issuance of common stock for the purchase of remaining shares, (ii) additional debt for the purchase of remaining shares and acquisition related costs, (iii) fair value adjustments, (iv) elimination of minority liability and (v) additional goodwill and other purchased intangibles. Purchased intangibles represent the technological ability and know-how necessary to create and deliver products in accordance with contract terms and conditions. Purchased intangibles are amortized over a 10 year period established, based upon current contracts in place and the estimated useful life of technologies. Presently, the company has completed its purchase accounting activities for Litton that provide a determined value for purchased intangibles. Amounts pertaining to Newport News represent estimates that are subject to change upon completion of Northrop Grumman purchase accounting activities.

(b)	Adjustment to eliminate intercompany sales and cost of sales transactions between Northrop Grumman and Litton, and between Northrop Grumman and Newport News.

(c)
Adjustment to amortize the preliminary estimate of goodwill and other purchased intangible assets arising out of the acquisition of Litton over an estimated weighted average life of 26 years on a straight line basis.

(d)	Adjustment to record depreciation of property, plant and equipment and amortization of capitalized software arising from fair market value adjustments for the Litton and Newport News acquisitions.

(e)
Adjustment to record interest expense and the amortization of debt issuance costs on new financing for the acquisition of Litton at a weighted average rate of 6.5 percent for the year ended December 31, 2001.

(f)	Adjustment to record income tax effects on pre-tax pro forma adjustments, using a statutory tax rate of thirty-five percent.

(g)	Adjusted, pro rata, for dividends to preferred shareholders using $7 per share dividend rate for redeemable preferred stock issued in the acquisition of Litton.

(h)
Adjustment to amortize estimated purchased intangible assets arising out of the Newport News and TRW acquisitions over an estimated life of 10 years on a straight line basis. Goodwill arising from the Newport News and TRW acquisitions has not been amortized in accordance with the provisions of SFAS No. 142: Goodwill and Other Intangible Assets.

(i)	Adjustment to record interest on debt financing for the Newport News acquisition at a weighted average rate of 4.8 percent for the year ended December 31, 2001.

(j)	Adjustments to reclassify state income tax expense from federal and foreign income taxes to operating costs to conform Newport News and TRW data to classifications utilized by Northrop Grumman.

(k)	Adjustments to (i) eliminate the equity of TRW, (ii) record issuance of Northrop Grumman stock, and (iii) record goodwill and other purchased intangibles arising from the acquisition of TRW.

The amount of purchase price allocated to goodwill and other purchased intangibles is subject to change and is calculated based on the assumption that Northrop Grumman has acquired 100% of the TRW common stock and Serial Preference Stock II, and accordingly, has issued 55,940,340 shares of Northrop Grumman common stock in the TRW acquisition.

The value ascribed to the Northrop Grumman common stock exchanged in the TRW acquisition is $106.94, which represents the 5-day average of the Northrop Grumman closing stock prices from March 5, 2002 through March 11, 2002.

(l)
Calculated based on the assumption that Northrop Grumman has acquired 100% of the TRW common stock and Serial Preference Stock II, and accordingly, has issued 55,940,340 shares of Northrop Grumman common stock, determined using the 5-day average of the Northrop Grumman closing stock prices from March 5, 2002 through March 11, 2002, of $106.94. Using the maximum exchange ratio of 0.4563 would result in the issuance of 58.08 million Northrop Grumman shares and pro forma basic earnings per share and diluted earnings per share for the year ended December 31, 2001, of $2.85 and $2.84, respectively. Using the minimum exchange ratio of 0.4159 would result in the issuance of 52.94 million Northrop Grumman shares and pro forma basic earnings per share and diluted earnings per share for the year ended December 31, 2001, of $2.95 and $2.93, respectively.

(m) The
pro forma financial statements presented herein for the year ended December 31, 2001 do not exclude the TRW automotive business. For the year ended December 31, 2001 TRW reported the following amounts for its automotive segment:

(in millions) Year ended	2001
Sales	10,111
Profit before taxes	228
Unusual items—income (expense) included in profit before taxes	(241)
Segment Assets	5,501
Depreciation and Amortization	544
Capital expenditures including other intangibles	475

In the event of a sale or spin-off of the automotive segment by Northrop Grumman, the information reported in the pro forma financial statements contained herein could significantly change. The amounts noted above are provided for information only and are not representative of the results of a spin-off or sale transaction. Presently, Northrop Grumman has not established a method of disposal of the automotive segment primarily due to the number of variables involved in determining a representative scenario for such a transaction. Such variables include but are not limited to:

1.
The amount of debt allocable to the automotive segment to ensure that the business retains investment grade status, the independent rating agencies’ assessment of that debt and what Northrop Grumman’s debt structure will be following the spin-off.

2.	The inherent value of the Thompson parts business that has been in existence for in excess of 40 years.
3.	The disposition of goodwill and its allocation in connection with the provisions of SFAS 142—Goodwill and Other Intangible Assets.
4.	The amount of corporate overhead allocable to the automotive business.
5	The effect of Pension and OPEB adjustments resulting from a transaction.
6.	The amount of interest expense and interest rate in effect for debt remaining on the books of the automotive business.
7.	The precise method of disposition can only be determined once Northrop Grumman has reviewed the appropriate due diligence materials relating to TRW.
8.
The amount and form of consideration if all or part of the automotive segment were sold, and, if a partial sale, the structure and valuation of the simultaneous spin-off of the remainder of the automotive sector.

ANNEX A
TO
PROXY STATEMENT
OFFER TO EXCHANGE

The information in this offer to exchange may change. Northrop Grumman may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This offer to exchange is not an offer to sell these securities and Northrop Grumman is not soliciting offers to buy these securities in any state where the offer is not permitted.

NORTHROP GRUMMAN CORPORATION

Offer To Exchange  Each Outstanding Share of Common Stock

of

TRW INC.

for

Shares of Common Stock of Northrop Grumman Corporation valued at $47.00

and

Each Outstanding Share of Serial Preference Stock II

of

TRW INC.

for

Shares of Common Stock of Northrop Grumman Corporation valued at $47.00 multiplied by the then-effective conversion rate of the applicable Series of  Serial Preference Stock II by

NORTHROP GRUMMAN CORPORATION

in each case subject to the procedures and limitations described in this offer to exchange and the related letters of transmittal.

The offer to exchange of Northrop Grumman Corporation, a Delaware corporation (“Northrop Grumman”), and the withdrawal rights of the shareholders of TRW Inc., an Ohio corporation (“TRW”), will expire at 12:00 midnight, New York City time, on April 12, 2002, unless extended. TRW shares tendered pursuant to the offer to exchange may be withdrawn at any time prior to the expiration of the offer to exchange but not during any subsequent offering period.

        Northrop Grumman hereby offers, upon the terms and subject to the conditions set forth in this offer to exchange and in the related letters of transmittal, to issue shares of Northrop Grumman common stock, par value $1.00 per share, (together with associated rights to purchase Series A junior participating preferred stock) for each of the issued and outstanding shares of (a) common stock, par value $0.625 per share, of TRW (the “TRW common stock”), (b) Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share, of TRW (the “Series 1 Shares”) and (c) Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share, of TRW (the “Series 3 Shares” and, together with the TRW common stock and the Series 1 Shares, “capital stock” or “TRW shares”). Each share of TRW common stock may be exchanged for a number of shares of Northrop Grumman common stock equal to the exchange ratio, as defined below. Each Series 1 Share and each Series 3 Share may be exchanged for a number of shares of Northrop Grumman common stock equal to the then-effective conversion rate for the Serial Preference Stock II multiplied by the exchange ratio. The method for calculating the conversion rates for the Series 1 Shares and the Series 3 Shares is provided in TRW’s amended articles of incorporation. See “The Offer to Exchange” beginning on page 27 for a discussion of the conversion rates. As of March 28, 2002, TRW reported that the conversion ratios for the Series 1 Shares and Series 3 Shares were 8.8 and 7.448, respectively.

Northrop Grumman will determine the exact exchange ratio (the “exchange ratio”) by dividing $47.00 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in The Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer to exchange but in no event will the exchange ratio be more than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00). The closing price of Northrop Grumman common stock on the New York Stock Exchange on March 1, 2002, the last trading day before the offer to exchange commenced, was $107.75. The closing price of Northrop Grumman common stock on the New York Stock Exchange on April 3, 2002, the last trading day before the filing of this amendment to the offer to exchange, was $113.49.

The purpose of the offer to exchange is for Northrop Grumman to acquire control of, and ultimately the entire equity interest in, TRW. Northrop Grumman intends, promptly after completion of the offer to exchange, to seek to have TRW complete a merger (the “TRW merger”) with Northrop Grumman, or a wholly-owned subsidiary of Northrop Grumman, in which each outstanding share of capital stock of TRW (except for treasury shares of TRW and shares beneficially owned directly or indirectly by Northrop Grumman for its own account) would be converted into the right to receive shares of Northrop Grumman common stock at the same exchange ratio as used in the offer to exchange, subject to dissenters’ rights under Ohio law.

Tenders of TRW shares pursuant to the offer to exchange will be effective, and Northrop Grumman shall have the right to acquire tendered TRW shares, only at such time as Section 1704 of the Ohio Revised Code shall not prohibit or delay the TRW merger. No tender of TRW shares shall be effective, and Northrop Grumman shall have no right to acquire tendered TRW shares, prior to such time. This provision is referred to herein as the “1704 Limitation.”

Northrop Grumman’s obligation to exchange Northrop Grumman common stock for TRW capital stock is subject to the 1704 Limitation and each of the conditions listed under “The Offer to Exchange—Conditions to the Offer to Exchange” beginning on page 39.

Northrop Grumman’s common stock trades on the New York Stock Exchange and the Pacific Exchange under the symbol “NOC,” and TRW’s common stock trades on the New York Stock Exchange, the Pacific Exchange, the Chicago Stock Exchange and the Philadelphia Stock Exchange under the symbol “TRW.”

See “Risk Factors” beginning on page 10 for a discussion of various factors that shareholders should consider about the offer to exchange.

Northrop Grumman is not asking TRW shareholders for a proxy in this document and TRW shareholders are requested not to send a proxy. Any solicitation of proxies only will be made pursuant to separate proxy solicitation materials complying with the requirements of Section 14(a) of the Securities Exchange Act of 1934.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this offer to exchange. Any representation to the contrary is a criminal offense.

The Dealer Manager for the Offer to Exchange is

Salomon Smith Barney

The date of this offer to exchange is April 4, 2002.

This offer to exchange incorporates important business and financial information about Northrop Grumman and TRW from documents filed with the SEC that have not been included in, or delivered with, this offer to exchange. This information is available on the SEC’s website at http://www.sec.gov and from other sources. See “Additional Information” beginning on page 63.

TRW shareholders may also request copies of these documents from Northrop Grumman, without charge, upon written or oral request to Northrop Grumman’s information agent, D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, toll-free at (800) 755-7250 or by calling collect at (212) 269-5550. TRW shareholders may call the toll free number above to learn the exchange ratio starting on the second trading day prior to the expiration of the offer to exchange. In addition, TRW shareholders may call the toll free number above at any time during the offer to exchange to determine the exchange ratio that would be in effect assuming the offer to exchange had expired on the date of the call.

In order to receive timely delivery of the documents, TRW shareholders must make requests no later than April 5, 2002 (five business days before the scheduled expiration date of the offer to exchange).

SUMMARY

This summary does not contain all of the information that is important to TRW shareholders. To fully understand Northrop Grumman’s offer to exchange, TRW shareholders should carefully read this entire offer to exchange and all other documents to which this offer to exchange refers. See “Additional Information” beginning on page 63. References to “Northrop Systems” refer to Northrop Grumman Systems Corporation, formerly Northrop Grumman Corporation; references to “Northrop Grumman” refer to Northrop Grumman Corporation, formerly NNG, Inc.; references to Litton refer to Litton Industries, Inc.; references to Newport News refer to Newport News Shipbuilding Inc., formerly Purchaser Corp. I; and references to TRW refer to TRW Inc.

The Offer to Exchange (Page 27)

Under the terms of the offer to exchange, Northrop Grumman will exchange shares of newly issued Northrop Grumman common stock (together with associated rights to purchase Series A junior participating preferred stock) for each of the issued and outstanding (a) shares of TRW common stock, (b) Series 1 Shares and (c) Series 3 Shares. Each share of TRW common stock may be exchanged for a number of shares of Northrop Grumman common stock equal to the exchange ratio. Each Series 1 Share may be exchanged for a number of shares of Northrop Grumman common stock equal to the then-effective conversion rate for the Series 1 Shares multiplied by the exchange ratio, and each Series 3 Share may be exchanged for a number of shares of Northrop Grumman common stock equal to the then-effective conversion rate for the Series 3 Shares multiplied by the exchange ratio. See “The Offer to Exchange” beginning on page 27 for a discussion of the conversion rates.

Northrop Grumman will determine the exact exchange ratio by dividing $47.00 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in The Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day before the expiration of the offer to exchange but in no event will the exchange ratio be more than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00).

By way of illustration, the following table provides examples of the exchange ratio calculated at various closing sale prices of Northrop Grumman common stock.

Northrop Grumman Average Closing Price	Exchange Ratio	Implied Value
$101.00	0.4563	$46.09
$103.00	0.4563	$47.00
$105.00	0.4476	$47.00
$107.00	0.4393	$47.00
$109.00	0.4312	$47.00
$111.00	0.4234	$47.00
$113.00	0.4159	$47.00
$115.00	0.4159	$47.83

        The offer to exchange shares of common stock of Northrop Grumman valued at $47.00 for shares of the outstanding capital stock of TRW common stock represented a premium of 18% over the closing price of TRW common stock on the New York Stock Exchange on February 21, 2002, the last trading day before the public announcement of Northrop Grumman’s proposal for a business combination of Northrop Grumman and TRW, a premium of 22% over the average trading price for the twelve months prior to February 21, 2002 and 4% over the highest closing price of TRW common stock for the twelve months prior to February 21, 2002. Since Northrop Grumman’s announcement, the $47 offer price represented a discount in relation to the trading price of the TRW common stock, and on April 3, 2002, the last trading day before the filing of this amendment to the offer to exchange, the $47 offer price represented a discount of 8.1% under the closing price of TRW common stock on the New York Stock Exchange.

Northrop Grumman will issue a press release before 9:00 A.M., New York City time, on the second trading day before the offer to exchange expires, announcing (i) the exchange ratio assuming expiration of the offer to exchange as scheduled, (ii) the average closing price of the Northrop Grumman common stock over the previous five consecutive trading days and (iii) the then-effective conversion rates of the Series 1 Shares and Series 3 Shares. If for any reason the expiration date is subsequently extended, a revised exchange ratio will be announced prior to the new expiration date.

TRW shareholders will not receive any fractional Northrop Grumman common stock. Instead, shareholders will receive cash in an amount equal to the value of the fractional Northrop Grumman common stock that shareholders would otherwise have been entitled to receive.

Northrop Grumman intends, promptly after completion of the offer to exchange, to seek to merge TRW with Northrop Grumman or a wholly owned subsidiary of Northrop Grumman. In the TRW merger, each share of TRW capital stock that has not been exchanged in the offer to exchange (except for treasury shares of TRW and shares beneficially owned directly or indirectly by Northrop Grumman for its own account) would be converted into the right to receive shares of Northrop Grumman common stock at the same exchange ratio as used in the offer to exchange, subject to dissenters’ rights under Ohio law. See “The Offer to Exchange” beginning on page 27. Upon completion of the offer to exchange and the TRW merger, the former TRW shareholders will own a maximum of 34% of the shares of Northrop Grumman common stock.

Information About Northrop Grumman and TRW (Page 20)

Northrop Grumman

Northrop Grumman Corporation
1840 Century Park East
Los Angeles, California 90067
(310) 553-6262

Northrop Grumman provides technologically advanced, innovative products, services and solutions in defense and commercial electronics, information technology, systems integration and nuclear and non-nuclear shipbuilding and systems. As a prime contractor, principal subcontractor, partner, or preferred supplier, Northrop Grumman participates in many high-priority defense and commercial technology programs in the United States and abroad. While Northrop Grumman is subject to the usual vagaries of the marketplace, it is also affected by the unique characteristics of the defense industry and by certain elements peculiar to its own business mix. It is common in this industry for work on major programs to be shared among a number of companies. A company competing to be a prime contractor may, upon ultimate award of the contract, turn out to be a subcontractor. It is not uncommon to compete with customers, and simultaneously on other contracts, to be either a supplier to, or a customer of, such competitor. The nature of major defense programs, conducted under binding contracts, allows companies that perform well to benefit from a level of program continuity unknown in many industries. While Northrop Grumman conducts most of its business with the U.S. Government, principally the Department of Defense (DOD), domestic and international commercial sales still represent a significant portion of its business.

Based on the closing price of Northrop Grumman common stock on the New York Stock Exchange on April 3, 2002, Northrop Grumman’s market capitalization was approximately $12.75 billion.

TRW

TRW Inc.
1900 Richmond Road
Cleveland, Ohio 44124
(216) 291-7000

TRW is a U.S.-based international company that provides advanced technology products and services. The principal businesses of TRW and its subsidiaries are the design, manufacture and sale of products and the performance of systems engineering, research and technical services for industry and the U.S. Government in the automotive, information systems, defense and aerospace markets. In the fourth quarter of 2001, as a result of the reorganization and consolidation of TRW’s automotive businesses, TRW combined its Chassis Systems, Occupant Safety Systems and Automotive Electronics segments into one Automotive segment. TRW currently operates its business in the following four operating segments:

•	Automotive;

•	Systems;

•	Space & Electronics; and

•	Aeronautical Systems.

Based on the closing price of TRW common stock on the New York Stock Exchange on April 3, 2002, TRW’s market capitalization was approximately $6.48 billion.

The Offer to Exchange Is Subject to the 1704 Limitation and Various Conditions (page 38)

Tenders of TRW shares pursuant to the offer to exchange will be effective, and Northrop Grumman shall have the right to acquire tendered TRW shares, only at such time as the 1704 Limitation shall not prohibit or delay the TRW merger. No tender of TRW shares shall be effective, and Northrop Grumman shall have no right to acquire tendered TRW shares, prior to that time. See “The 1704 Limitation” beginning on page 38.

Northrop Grumman’s obligation to exchange shares of Northrop Grumman’s common stock for TRW shares pursuant to the offer to exchange is subject to a number of conditions, including, but not limited to, the following:

•
the tender of enough shares of TRW capital stock so that, after the completion of the offer to exchange, Northrop Grumman owns a majority of the then-outstanding TRW common stock on a fully diluted basis;

•
the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Council Regulation (EEC) No. 4064/89 of the Council of the European Union and any other applicable similar foreign laws or regulations;

•	the requisite approval of TRW’s shareholders under the Ohio control share acquisition law or Northrop Grumman being satisfied, in its reasonable judgment, that such law is inapplicable or invalid;

•
the expiration or termination of the waiting period during which the Ohio Division of Securities may suspend the offer to exchange under the Ohio Revised Code, which waiting period expired on March 12, 2002; and

•	the approval of the issuance of shares of Northrop Grumman common stock pursuant to the offer to exchange and the TRW merger by the stockholders of Northrop Grumman.

These conditions and the other conditions to the offer to exchange are discussed under “The Offer to Exchange—Conditions to the Offer to Exchange” beginning on page 39.

The Receipt of Northrop Grumman Common Stock in Exchange for TRW Shares Pursuant to the Offer to Exchange and/or the TRW Merger is not Expected to be a Taxable Transaction to TRW Shareholders (Page 34)

In the opinion of Gibson, Dunn & Crutcher LLP, counsel to Northrop Grumman, the exchange of TRW shares for Northrop Grumman shares pursuant to the offer to exchange and the TRW merger will be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which is referred to herein as the “Code,” provided that certain factual assumptions are satisfied. If the transactions so qualify, holders of TRW shares generally will not recognize any gain or loss for United States federal income tax purposes on the exchange of their TRW shares for Northrop Grumman common stock in the offer to exchange and the TRW merger, except for any gain or loss attributable to the receipt of cash in lieu of a fractional share of Northrop Grumman common stock. The qualification of the offer to exchange and the TRW merger as a reorganization is based on various factual assumptions, but there can be no assurance at the present time that such factual assumptions will in fact be satisfied. For more information, see “The Offer to Exchange—Material U.S. Federal Income Tax Consequences of the Offer to Exchange and the TRW Merger” beginning on page 34.

The Offer to Exchange Is Currently Scheduled to Expire on April 12, 2002 (Page 28)

The offer to exchange is scheduled to expire at 12:00 midnight, New York City time, on April 12, 2002. The term “expiration date” means 12:00 midnight, New York City time, on April 12, 2002, unless Northrop Grumman extends the period of time for which the offer to exchange is open, in which case the term “expiration date” means the latest time and date on which the offer to exchange, as so extended, expires.

The Offer to Exchange May Be Extended, Terminated or Amended (Page 29)

Northrop Grumman expressly reserves the right, in Northrop Grumman’s sole discretion, at any time or from time to time, to extend the period of time during which the offer to exchange remains open, and Northrop Grumman can do so by giving oral or written notice of the extension to the exchange agent. Northrop Grumman is not providing any assurance that it will exercise this right to extend the offer to exchange, although Northrop Grumman currently intends to do so until all conditions have been satisfied or, to the extent permissible, waived. During any extension except in the case of a subsequent offering period, all TRW shares previously tendered and not properly withdrawn will remain subject to the offer to exchange, subject to the right of each shareholder of TRW to withdraw his or her TRW shares.

Subject to the SEC’s applicable rules and regulations, Northrop Grumman also reserves the right, in its sole discretion, at any time or from time to time:

•
to delay its acceptance for exchange or the exchange of any TRW shares, or to terminate the offer to exchange, upon the failure of any of the conditions of the offer to exchange to be satisfied prior to the expiration date, or upon the failure of the condition relating to antitrust approvals to be satisfied at any time after the expiration date; and

•
to waive any condition (other than the conditions relating to antitrust approvals, the absence of an injunction and the effectiveness of the registration statement for the Northrop Grumman common stock to be issued in the offer to exchange) or otherwise to delay, terminate or amend the offer to exchange in any respect, by giving oral or written notice of such delay, termination or amendment to the exchange agent and by making a public announcement. However, Northrop Grumman may not waive the 1704 Limitation.

Northrop Grumman will follow any extension, termination, amendment or delay, as promptly as practicable, with a public announcement. In the case of an extension, any related announcement will be issued no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date. Subject to applicable law (including Rules 14d-4(c) and 14d-6(d) under the Exchange Act of 1934, as amended (the

“Exchange Act”), which require that any material change in the information published, sent or given to TRW’s shareholders in connection with the offer to exchange be promptly sent to those shareholders in a manner reasonably designed to inform them of that change) and without limiting the manner in which Northrop Grumman may choose to make any public announcement, Northrop Grumman assumes no obligation to publish, advertise or otherwise communicate any public announcement of this type other than by making a release to the Dow Jones News Service.

The Exchange Shall Occur Promptly After the Expiration Date (Page 30)

Upon the terms and subject to the conditions of the offer to exchange (including, if the offer to exchange is extended or amended, the terms and conditions of any extension or amendment), Northrop Grumman will accept for exchange, and will exchange, TRW shares validly tendered and not properly withdrawn promptly after the expiration date and promptly after they are tendered during any subsequent offering period that may apply.

Tendered Shares May Be Withdrawn at Any Time Prior to the Exchange of Those Shares (Page 31)

TRW shares tendered pursuant to the offer to exchange may be withdrawn at any time prior to the expiration date, and, unless Northrop Grumman previously accepted them pursuant to the offer to exchange, may also be withdrawn at any time after May 3, 2002.

Northrop Grumman May Provide a Subsequent Offering Period (Page 29)

Northrop Grumman may elect to provide a subsequent offering period of not more than twenty business days after the acceptance of TRW shares pursuant to the offer to exchange if the requirements of Rule 14d-11 under the Exchange Act have been met. TRW’s shareholders will not have the right to withdraw TRW shares that they tender in the subsequent offering period, if any.

Procedure for Tendering Shares (Page 31)

For TRW shareholders to validly tender TRW shares pursuant to the offer to exchange, subject to the 1704 Limitation:

•
a properly completed and duly executed letter of transmittal, along with any required signature guarantees, or an agent’s message in connection with a book-entry transfer, and any other required documents, must be received by the exchange agent at one of its addresses set forth on the back cover of this offer to exchange, and certificates for tendered TRW shares must be received by the exchange agent at one of those addresses, or those TRW shares must be tendered pursuant to the procedures for book-entry tender set forth herein (and a confirmation of receipt of that tender received), in each case before the expiration date; or

•	shareholders must comply with the guaranteed delivery procedures set forth in “The Offer to Exchange—Guaranteed Delivery” beginning on page 32.

Reasons for the Offer to Exchange (Page 22)

Northrop Grumman is proposing the offer to exchange and the TRW merger because it believes that the offer to exchange and the TRW merger will significantly benefit Northrop Grumman’s stockholders, including TRW shareholders who would become Northrop Grumman stockholders by means of the offer to exchange and the TRW merger, and Northrop Grumman’s customers. Northrop Grumman believes that the offer to exchange and the TRW merger will provide access to new product areas, increase diversification into new markets, increase market presence and opportunities, provide a complimentary product mix and increase operating efficiencies for the benefit of all Northrop Grumman stockholders, including the former TRW shareholders.

Plans for TRW (Page 38)

Northrop Grumman is making the offer to exchange in order to acquire control of, and ultimately the entire equity interest in, TRW. The offer to exchange is the first step in its acquisition of TRW and is intended to facilitate the acquisition of all TRW shares. Northrop Grumman intends, as soon as possible after completion of the offer to exchange, to seek to have TRW merge with Northrop Grumman or a wholly owned subsidiary of Northrop Grumman. The purpose of the TRW merger would be to acquire all TRW shares not exchanged in the offer to exchange. In the TRW merger, each outstanding share of TRW capital stock (except for treasury shares of TRW and shares beneficially owned directly or indirectly by Northrop Grumman for its own account) would be converted into the right to receive shares of Northrop Grumman common stock at the same exchange ratio used in the offer to exchange, subject to dissenters’ rights under Ohio law.

Once Northrop Grumman has completed the TRW merger, Northrop Grumman expects that TRW would continue its current operations, except that it would cease to be publicly owned and would instead be wholly owned by Northrop Grumman. Northrop Grumman expects to promptly dispose of TRW’s automotive business either by selling that business to a third party or parties or by spinning it off to the Northrop Grumman stockholders (including the former TRW shareholders), or a combination thereof.

Dividend Policy of Northrop Grumman (Page 47)

The holders of Northrop Grumman common stock receive dividends if and when declared by Northrop Grumman’s board of directors out of legally available funds. For the past 13 fiscal quarters, with the last quarter ended December 31, 2001, Northrop Grumman has paid a cash dividend of $0.40 per common share.

Following completion of the offer to exchange and the TRW merger, Northrop Grumman expects to continue paying quarterly cash dividends on a basis consistent with Northrop Grumman’s past practice. However, the declaration and payment of dividends will depend upon business conditions, operating results, capital and reserve requirements, covenants in its debt instruments and Northrop Grumman’s board of directors’ consideration of other relevant factors. Northrop Grumman can give TRW shareholders no assurance that Northrop Grumman will continue to pay dividends on its common stock in the future.

No Dissenters’ Rights in Connection with the Offer to Exchange Although Dissenters’ Rights Will Exist in Connection with the TRW Merger (Page 36)

No dissenters’ rights are available in connection with the offer to exchange. If the TRW merger is consummated, however, TRW shareholders will have certain rights under the Ohio Revised Code to dissent and demand dissenters’ rights and to receive payment of the fair cash value of their shares. TRW shareholders who perfect such rights by complying with the procedures set forth in Sections 1701.84 and 1701.85 of the Ohio Revised Code will have the fair cash value of their TRW shares determined by an Ohio trial court and will be entitled to receive a payment equal to such fair cash value from the surviving corporation. In addition, such dissenting TRW shareholders would be entitled to receive payment of a fair rate of interest at a rate determined by the trial court on the amount determined to be the fair cash value of their TRW shares. In determining the fair cash value of the shares, the court is required to take into account all relevant factors, excluding any appreciation or depreciation in market value resulting from the transactions. Accordingly, such determination could be based upon considerations other than, or in addition to, the market value of the TRW shares, including, among other things, asset values and earning capacity. A copy of Sections 1701.84 and 1701.85 of the Ohio Revised Code is provided in Annex B.

Material Differences in Rights of Stockholders/Shareholders (Page 57)

The governing documents of Northrop Grumman and TRW vary, and to that extent, TRW shareholders will have different rights once they become Northrop Grumman stockholders. Similarly, the laws of Ohio, TRW’s state of incorporation, differ from those of Delaware, Northrop Grumman’s state of incorporation. The differences are described in more detail under “Comparison of Rights of Holders of Northrop Grumman Common Stock and TRW Capital Stock” beginning on page 57.

Northrop Grumman Will Account for the Merger Using the Purchase Method (Page 46)

Northrop Grumman will account for the TRW merger as a purchase for financial reporting purposes.

Forward-Looking Statements May Prove Inaccurate (Page 66)

Certain statements and assumptions in this offer to exchange and in the documents incorporated by reference contain or are based on “forward-looking” information and involve risks and uncertainties. Such forward-looking information includes statements as to the impact of the proposed acquisition on revenues and earnings. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Northrop Grumman’s control. These include governmental regulatory processes, Northrop Grumman’s ability to successfully integrate the operations of TRW, achieving a successful disposition or other resolution with respect to the TRW automotive business, assumptions with respect to future revenues, expected program performance and cash flows, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, and anticipated costs of capital investments. Northrop Grumman’s operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies. Actual outcomes are dependent upon many factors, including, without limitation, Northrop Grumman’s successful performance of internal plans; government customers’ budgetary restraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and global needs for military aircraft, military and civilian electronic systems and support and information technology; as well as other economic, political and technological risks and uncertainties and other risk factors set out in Northrop Grumman’s filings from time to time with the SEC, including, without limitation, Northrop Grumman’s reports on Form 10-K and Form 10-Q.

RISK FACTORS

In deciding whether to tender TRW shares for exchange pursuant to the offer to exchange, TRW shareholders should read carefully this offer to exchange and all other documents to which this offer to exchange refers. TRW shareholders should also carefully consider the following factors:

Successful Integration of the Northrop Grumman and TRW Businesses Is Not Assured

Integrating and coordinating the operations and personnel of Northrop Grumman and TRW will involve complex technological, operational and personnel-related challenges. This process will be time-consuming and expensive and may disrupt the business of the companies. Additional elements of integration of Northrop Grumman’s acquisitions of Litton and Newport News may require significant management time and attention. While the integration of Litton and Newport News is expected to be substantially complete by the time of the TRW merger, the integration of the companies may not timely result in the full benefits expected by Northrop Grumman. The difficulties, costs and delays that could be encountered may include:

•	unanticipated issues in integrating the information, communications and other systems;

•	negative impacts on employee morale and performance as a result of job changes and reassignments;

•	loss of customers;

•	unanticipated incompatibility of systems, procedures and operating methods;

•	unanticipated costs in terminating or relocating facilities and operations; and

•	the effect of complying with any government imposed organizational conflict-of-interest rules.

The Exchange Ratio Will Not be Known Until Two Full Trading Days Prior to Expiration of the Offer to Exchange

The exchange ratio will be determined by dividing $47.00 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in the The Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer to exchange. Accordingly, TRW shareholders will not know the exchange ratio until immediately prior to the opening of the last two trading days during which the offer to exchange is open. Further, the market price of Northrop Grumman common stock may change after the determination of the exchange ratio, and therefore the exchange ratio may not reflect the actual market price for Northrop Grumman common stock following completion of the offer to exchange.

The Exchange Ratio of the Offer to Exchange Could Work to the Disadvantage of TRW’s Shareholders

Northrop Grumman is offering to exchange shares of Northrop Grumman common stock designed to have a value of $47.00 for each outstanding share of TRW common stock and for each outstanding share of the Serial Preference Stock II multiplied by the applicable conversion rate of the Serial Preference Stock II. However, because of the manner in which the exchange ratio is calculated, the Northrop Grumman common stock to be received by holders of TRW capital stock will have a value of $47.00 per share only if the market price of the Northrop Grumman common stock is between $103.00 and $113.00. Holders of TRW capital stock will receive less than $47.00 per share of value if the market price of the Northrop Grumman common stock is less than $103.00 and will receive more than $47.00 of value if the market price of the Northrop Grumman common stock is more than $113.00.

The Receipt of Northrop Common Stock Could be Taxable to TRW Shareholders Depending on Facts Surrounding the Offer to Exchange and the TRW Merger

Northrop Grumman does not plan to request a ruling from the Internal Revenue Service with regard to the tax consequences of the offer to exchange and/or the TRW merger. The offer to exchange and the TRW merger are expected to qualify as a reorganization within the meaning of Section 368(a) of the Code provided that certain factual assumptions are satisfied. If the transaction does not qualify as a reorganization, a TRW shareholder’s exchange of TRW shares for Northrop Grumman common stock in the offer to exchange or the TRW merger could be a taxable transaction, depending on the surrounding facts. TRW shareholders are urged to consult their tax advisors concerning the United States federal income and other tax consequences of participation in the offer to exchange and/or the TRW merger. For more information, see “The Offer to Exchange—Material U.S. Federal Income Tax Consequences of the Offer to Exchange and the TRW Merger” beginning on page 34.

Resales of Northrop Grumman Common Stock Following the Offer to Exchange May Cause the Market Price of that Stock to Fall

As of March 21, 2002, Northrop Grumman had 112,349,073 shares of common stock outstanding and 19,098,587 shares subject to outstanding options and other rights to purchase or acquire. Northrop Grumman expects that it will issue a maximum of 58,132,790 shares of common stock in connection with the offer to exchange and the TRW merger. The issuance of these new shares and the sale of additional shares of Northrop Grumman’s common stock that may become eligible for sale in the public market from time to time upon exercise of options could have the effect of depressing the market price for Northrop Grumman’s common stock.

The Trading Price of Northrop Grumman Common Stock May Be Affected by Factors Different from Those Affecting the Price of TRW Capital Stock

Upon completion of the offer to exchange and the TRW merger, holders of TRW capital stock will become holders of Northrop Grumman common stock. Northrop Grumman’s business differs from that of TRW, and Northrop Grumman’s results of operations, as well as the trading price of Northrop Grumman common stock, may be affected by factors different from those affecting TRW’s results of operations and the price of TRW capital stock.

Northrop Grumman’s Indebtedness Following Completion of the Offer to Exchange Will Be Higher Than Northrop Grumman’s Existing Indebtedness

The indebtedness of Northrop Grumman as of March 22, 2002 was approximately $5.568 billion. Northrop Grumman’s pro forma indebtedness as of December 31, 2001 giving effect to the offer to exchange and the TRW merger (as described in “Northrop Grumman Selected Historical and Unaudited Pro Forma Condensed Combined Financial Data”) is approximately $11.327 billion. As a result of the increase in debt, demands on the cash resources of Northrop Grumman will increase after the TRW merger, which could have important effects on an investment in Northrop Grumman’s common stock. For example, while the impact of this increased indebtedness will be addressed by the combined cash flows of Northrop Grumman and TRW, the increased levels of indebtedness could nonetheless:

•	reduce funds available for investment in research and development and capital expenditures; or

•	create competitive disadvantages compared to other companies with lower debt levels.

Northrop Grumman expects that a significant portion of the debt assumed in the acquisition of TRW will be transferred or reduced with the sale or spin off of the TRW automotive business. However, no decisions have been made as to how much debt will be transferred, and, as noted above, there can be no assurance that the transfer of the TRW automotive business will occur.

The Purchase Price Allocations of the Litton and Newport News Acquisitions May Have a Material Effect on the Pro Forma Financial Information

The final adjustments of the purchase prices of the Litton and Newport News acquisitions have not been determined as of March 27, 2002. There can be no assurance that such adjustments will not have a material impact on the pro forma financial statements. See “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 48.

Northrop Grumman May Be Unable to Retain Personnel Who Are Key to Northrop Grumman’s and TRW’s Businesses

The success of Northrop Grumman’s operations is dependent, among other things, on Northrop Grumman’s ability to attract and retain highly qualified professional personnel. Competition for key personnel in the various localities and business segments in which Northrop Grumman operates is intense. Northrop Grumman’s ability to attract and retain key personnel, in particular senior officers and experienced and top rate engineers, is dependent on a number of factors, including prevailing market conditions and compensation packages offered by companies competing for the same talent, who may offer compensation packages that include considerable equity based incentives through stock option or similar programs. These same pressures and concerns also apply to TRW’s business.

Risks Related to the Business of Northrop Grumman and TRW

Results of operations of Northrop Grumman will be subject to numerous risks affecting the businesses of Northrop Grumman and TRW, many of which are beyond the companies’ control. Many of the risks affecting Northrop Grumman are identified under “Forward-Looking Statements” beginning on page 66.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the unaudited historical ratios of earnings to fixed charges of Northrop Systems (formerly Northrop Grumman Corporation) for each of the years in the four-year period ended December 31, 2000 and for Northrop Grumman for the period ended December 31, 2001 and the unaudited pro forma ratio of earnings to fixed charges of Northrop Grumman, Litton, Newport News and TRW for the year ended December 31, 2001.

The unaudited pro forma ratio of earnings to fixed charges is based upon the historical financial statements of Northrop Grumman, Litton, Newport News and TRW adjusted to give effect to the Litton, Newport News and TRW acquisitions. The pro forma amounts have been developed from (a) the audited consolidated financial statements of Northrop Grumman contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is incorporated by reference in this offer to exchange, (b) the unaudited consolidated financial statements contained in Litton’s Quarterly Report on Form 10-Q for the period ended January 31, 2001, (c) the unaudited consolidated financial statements of Newport News contained in its Quarterly Report on Form 10-Q for the period ended September 16, 2001 and (d) the audited consolidated financial statements of TRW contained in its Annual Report on Form 10-K for the year ended December 31, 2001, which is incorporated by reference in this offer to exchange. TRW information includes all segments and subsidiaries as it is not possible to segregate amounts pertaining to Automotive, Space and other Defense units. In the event that a transaction were completed, Northrop Grumman has indicated that it would sell or spin off the automotive operations of TRW. There currently is no agreement for the sale of the automotive business and there can be no assurance that a sale will be consummated or with respect to the terms of such sale. Such a transaction would materially change the pro-forma information provided herein.

Northrop Grumman/ Litton/Newport News/ TRW Pro Forma	Northrop Systems/Northrop Grumman Historical Data
Fiscal Year ended December 31, 2001	Fiscal Year Ended December 31,
	2001	2000	1999	1998	1997
1.78	2.35	5.26	3.78	2.11	2.68

For purposes of computing the ratios of earnings to fixed charges, earnings represent earnings from continuing operations before income taxes and fixed charges, and fixed charges consist of interest expense, the portion of rental expense calculated to be representative of the interest factor, amortization of discounts and capitalized expenses related to indebtedness, and preferred stock dividends. The ratios should be read in conjunction with the financial statements and other financial data included or incorporated by reference in this offer to exchange. See “Additional Information” beginning on page 63.

NORTHROP GRUMMAN

SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

The following table sets forth selected historical consolidated financial data for Northrop Systems (formerly Northrop Grumman Corporation) for each of the years in the four-year period ended December 31, 2000 and for Northrop Grumman for the period ended December 31, 2001, and selected unaudited pro forma condensed combined financial data of Northrop Grumman, Litton, Newport News and TRW for the year ended December 31, 2001. Historical consolidated financial data for the years ended December 31, 2000, 1999, 1998 and 1997 have been derived from, and are qualified by reference to, the audited consolidated financial statements and notes thereto filed by Northrop Systems with the SEC. Historical consolidated financial data for the year ended December 31, 2001 have been derived from, and are qualified by reference to, the audited consolidated financial statements and notes thereto filed by Northrop Grumman with the SEC. The selected historical financial data for each of the years in the four-year period ending December 31, 2000 do not give affect to the Litton or Newport News acquisitions. The historical operating data for the period ended December 31, 2001 includes nine months of Litton’s operating results subsequent to the acquisition on April 3, 2001 and one month of Newport News’ operating results subsequent to the acquisition on November 29, 2001.
TRW shareholders should read this summary together with the financial statements referred to below and incorporated by reference in this offer to exchange, and the accompanying notes and management’s discussion and analysis of operations and financial conditions of Northrop Systems, Northrop Grumman, Litton, Newport News and TRW contained in such reports.
The Unaudited Pro Forma Condensed Combined Financial Data is based upon the historical financial statements of Northrop Grumman, Litton, Newport News and TRW adjusted to give effect to the Litton, Newport News and TRW acquisitions. The pro forma amounts have been developed from (a) the audited consolidated financial statements of Northrop Grumman contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is incorporated by reference in this offer to exchange, (b) the unaudited consolidated financial statements contained in Litton's Quarterly Report on Form 10-Q for the period ended January 31, 2001, (c) the unaudited consolidated financial statements of Newport News contained in its Quarterly Report on Form 10-Q for the period ended September 16, 2001, and (d) the audited consolidated financial statements of TRW contained in its Annual Report on Form 10-K for the year ended December 31, 2001, which is incorporated by reference in this offer to exchange. TRW information includes all segments and subsidiaries as it is not possible to segregate amounts pertaining to Automotive, Space and other Defense units. In the event that a transaction were completed, Northrop Grumman has indicated that it would sell or spin off the automotive operations of TRW. There currently is no agreement for the sale of the automotive business and there can be no assurance that a sale will be consummated or with respect to the terms of such sale. Such a transaction would materially change the pro forma information provided herein.

The final determination and allocation of the purchase price paid for the Litton, Newport News and TRW acquisitions may differ from the amounts assumed in this Unaudited Pro Forma Condensed Combined Financial Data.

The acquisition of Litton, which is valued at approximately $5.2 billion, including the assumption of Litton’s net debt of $1.3 billion, is accounted for using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair market values, with the excess recorded as goodwill. The Unaudited Pro Forma Condensed Combined Financial Data reflects preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed and the related allocations of purchase price, and preliminary estimates of adjustments necessary to conform Litton data to Northrop Grumman’s accounting policies. Northrop Grumman is currently reviewing the preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed, including valuations associated with certain contracts and restructuring activities and preliminary valuation study results for workers’ compensation accruals and retiree benefits assets and liabilities. The final determination of the fair market value of assets acquired and liabilities assumed and final allocation of the purchase price may differ from the amounts assumed in the Unaudited Pro Forma Condensed Combined Financial Data. Adjustments to the purchase price allocations will be finalized by March 31, 2002, and will be reflected in Northrop Grumman’s Quarterly Report on Form 10-Q for the period ended March 31, 2002 and in subsequent filings. There can be no assurance that such adjustments will not be material.

The acquisition of Newport News, which is valued at approximately $2.6 billion, including the assumption of Newport News’ net debt of $400 million, is accounted for using the purchase method of accounting. Northrop Grumman is in the early stages of the fair market value and accounting conformance evaluation process with respect to the Newport News acquisition. The Unaudited Pro Forma Condensed Combined Financial Data reflects preliminary estimates of the fair market value of the assets acquired and liabilities assumed and the related allocations of purchase price and preliminary estimates of adjustments to conform Newport News to Northrop Grumman’s accounting policies. Adjustments to the purchase price allocation are expected to be finalized by June 30, 2002, and will be reflected in future filings. There can be no assurance that such adjustments will not be material.

As of the date of this offer to exchange, Northrop Grumman has not performed the valuation studies necessary to estimate the fair market value of TRW assets to be acquired and liabilities to be assumed and the related allocations of purchase price, nor has it identified the adjustments necessary, if any, to conform TRW data to Northrop Grumman’s accounting policies. Accordingly, Northrop Grumman has used the historical book values of the assets and liabilities of TRW and has used the historical revenue recognition policies of TRW to prepare the Unaudited Pro Forma Condensed Combined Financial Data, with the excess of the purchase price over the historical net assets of TRW recorded as goodwill and other purchased intangibles. Once Northrop Grumman has completed the valuation studies necessary to finalize the required purchase price allocations and identified any necessary conforming changes, such pro forma financial data will be subject to adjustment. There can be no assurance that such adjustments will not be material.

The Unaudited Pro Forma Condensed Combined Financial Data is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of Northrop Grumman would have been had Northrop Grumman’s offer to exchange and the Litton, Newport News, and TRW acquisitions occurred on the dates assumed, nor is it necessarily indicative of future consolidated results of operations or financial position.

The Unaudited Pro Forma Condensed Combined Financial Data does not include the realization of cost savings from operating efficiencies, synergies or other restructurings resulting from the Litton, Newport News and TRW acquisitions.

The Unaudited Pro Forma Condensed Combined Financial Data should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Northrop Grumman and TRW that are incorporated by reference in this offer to exchange and the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page 48.

	Northrop Grumman/ Litton/ Newport News/ TRW Pro Forma	Northrop Systems/Northrop Grumman Historical Data Year ended December 31,
	Year Ended December 31, 2001	2001	2000	1999	1998	1997
	(in millions, except per share data)
Operating Data
Net sales	$33,234	$13,558	$7,618	$7,616	$7,367	$7,798
Income from continuing operations, net of tax	485	427	625	474	193	318
Basic earnings per share, from continuing operations	2.89	4.84	8.86	6.84	2.82	4.76
Diluted earnings per share, from continuing operations	2.87	4.80	8.82	6.80	2.78	4.67
Cash dividends per common share	1.60	1.60	1.60	1.60	1.60	1.60

Balance Sheet Data (at end of period)
Total assets	$39,929	$20,886	$9,622	$9,285	$9,536	$9,677
Total long term obligations	16,010	8,013	3,015	3,564	4,319	4,339
Redeemable preferred stock	350	350	0	0	0	0

SELECTED HISTORICAL FINANCIAL DATA OF TRW

The following is a summary of selected consolidated financial data of TRW for each of the years in the five-year period ended December 31, 2001. This information is derived from the audited consolidated financial statements of TRW contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Shareholders should read this summary together with the financial statements which are incorporated by reference in this offer to exchange and their accompanying notes and management’s discussion and analysis of operations and financial conditions of TRW contained in such reports.

	Year Ended December 31,
	2001	2000	1999	1998	1997
	(in millions, except per share)
Operating Data
Net sales	$16,383	$17,231	$16,969	$11,886	$10,831
Income (loss) from continuing operations, net of tax	68	438	469	477	(49)
Basic earnings (loss) per share from continuing operations	0.54	3.55	3.87	3.93	(0.40)
Diluted earnings (loss) per share from continuing operations	0.54	3.51	3.80	3.83	(0.40)
Cash dividends per common share	1.05	1.36	1.32	1.28	1.24

Balance Sheet Data
Total assets	$14,444	$16,467	$18,266	$7,340	$6,410
Total long term obligations	7,500	7,956	8,825	2,442	2,067

COMPARATIVE PER SHARE INFORMATION

The following table summarizes unaudited per share information for Northrop Grumman and TRW on a historical basis, pro forma combined basis for Northrop Grumman and equivalent pro forma combined basis for TRW. The following information should be read in conjunction with the audited consolidated financial statements of Northrop Grumman and TRW, and the Unaudited Pro Forma Condensed Combined Financial Statements beginning on page 48. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if Northrop Grumman’s offer to exchange and the Litton, Newport News and TRW acquisitions had been completed as of the beginning of the period presented, nor is it necessarily indicative of the future operating results or financial position of the combined companies. The historical book value per share is computed by dividing total stockholders’ equity by the number of common shares outstanding at the end of the period. The pro forma per share earnings from continuing operations are computed by dividing the pro forma income from continuing operations available to holders of common stock by the pro forma weighted average number of shares outstanding. The pro forma combined book value per share is computed by dividing total pro forma stockholders’ equity by the pro forma number of common shares outstanding at the end of the period. TRW equivalent pro forma combined per share amounts are calculated by multiplying Northrop Grumman pro forma combined per share amounts by 0.4395, the percentage of a share of Northrop Grumman common stock that would be exchanged for each share of TRW common stock in the offer to exchange, based upon a Northrop Grumman common stock price of $106.94 per share, which represents the five-day average of the closing sales prices for a share of Northrop Grumman common stock on the New York Stock Exchange from March 5, 2002 through March 11, 2002. The historical per share information of TRW was derived from its historical annual financial statements.

Year Ended December 31, 2001
Northrop Grumman—Historical
Historical per common share:
Income per basic share, from continuing operations	$4.84
Income per diluted share, from continuing operations	4.80
Dividends declared—Common	1.60
Dividends declared—Preferred	5.19
Book value per share	68.08

TRW—Historical
Historical per common share:
Income per basic share, from continuing operations	$0.54
Income per diluted share, from continuing operations	0.54
Dividends declared—Common	1.05
Dividends declared—Preferred	—
Book value per share	17.28

Unaudited Pro Forma Combined
Unaudited pro forma per share of Northrop Grumman common shares:
Income per basic share, from continuing operations	$2.89
Income per diluted share, from continuing operations	2.87
Dividends declared—Common	1.60
Dividends declared—Preferred	7.00
Book value per share	81.56

Unaudited Pro Forma TRW Equivalents
Unaudited pro forma per share of TRW common shares:
Income per basic share, from continuing operations	$1.27
Income per diluted share, from continuing operations	1.26
Dividends declared—Common	0.70
Dividends declared—Preferred	3.08
Book value per share	35.85

COMPARATIVE MARKET DATA

Northrop Grumman’s common stock trades on the New York Stock Exchange and on the Pacific Exchange under the symbol NOC and TRW’s common stock trades on the New York Stock Exchange, the Pacific Exchange, the Chicago Stock Exchange and the Philadelphia Stock Exchange under the symbol TRW. The following table presents trading information for Northrop Grumman and TRW common stock on February 21, 2002, March 1, 2002 and April 3, 2002. February 21, 2002 was the last trading day before the public announcement of Northrop Grumman’s proposal for a business combination of Northrop Grumman and TRW, and March 1, 2002 was the last trading day before the date of the commencement of the offer to exchange, and April 3, 2002 was the last trading day before the filing of this amendment to the offer to exchange. Shareholders should read the information presented below in conjunction with “Comparative Per Share Market Price and Dividend Information” on page 47.

	Northrop Grumman Common Stock			TRW Common Stock
	HIGH	LOW	CLOSING	HIGH	LOW	CLOSING
February 21, 2002	$118.89	$114.81	$117.80	$40.05	$38.91	$39.80
March 1, 2002	108.00	106.80	107.75	50.61	50.00	50.05
April 3, 2002	115.79	112.50	113.49	51.51	50.99	51.14

For illustrative purposes, the following table provides TRW equivalent per share information on each of the relevant dates assuming the highest ($47.00/$103.00) and the lowest ($47.00/$113.00) possible exchange ratios.
TRW equivalent per share amounts are calculated by multiplying Northrop Grumman per share amounts by the exchange ratio.

	NOC Common Stock			TRW Equivalent per share at Highest Exchange Ratio			TRW Equivalent per share at Lowest Exchange Ratio
Date	High	Low	Close	High	Low	Close	High	Low	Close
February 21, 2002	$118.89	$114.81	$117.80	$54.25	$52.39	$53.75	$49.45	$47.75	$49.00
March 1, 2002	108.00	106.80	107.75	49.28	48.73	49.17	44.92	44.42	44.82
April 3, 2002	115.79	112.50	113.49	52.84	51.33	51.79	48.16	46.79	47.20

INFORMATION ABOUT NORTHROP GRUMMAN AND TRW

Northrop Grumman Corporation

Northrop Grumman provides technologically advanced, innovative products, services and solutions in defense and commercial electronics, information technology, systems integration and nuclear and non-nuclear shipbuilding and systems. As a prime contractor, principal subcontractor, partner, or preferred supplier, Northrop Grumman participates in many high-priority defense and commercial technology programs in the United States and abroad. While Northrop Grumman is subject to the usual vagaries of the marketplace, it is also affected by the unique characteristics of the defense industry and by certain elements peculiar to its own business mix. It is common in this industry for work on major programs to be shared among a number of companies. A company competing to be a prime contractor may, upon ultimate award of the contract, turn out to be a subcontractor. It is not uncommon to compete with customers, and simultaneously on other contracts, to be either a supplier to or a customer of such competitor. The nature of major defense programs, conducted under binding contracts, allows companies that perform well to benefit from a level of program continuity unknown in many industries. While Northrop Grumman conducts most of its business with the U.S. Government, principally the Department of Defense, domestic and international commercial sales still represent a significant portion of our business.

Northrop Grumman is aligned into six business sectors as follows:

Electronic Systems.    This sector includes the design, development, manufacture and integration of a wide variety of defense electronics and systems, airspace management systems, precision weapons, marine systems, logistics systems, space systems, and automation and information systems. Significant programs include fire control radars for the F-16 and F-22 fighter aircraft and the Longbow Apache helicopter, the AWACS airborne early warning radar, the Joint STARS air-to-ground surveillance radar sensor, the Longbow Hellfire missile and the BAT brilliant anti-armor submunition. This sector also provides tactical military radars and country-wide air defense systems, plus airborne electronic countermeasures systems intended to jam enemy aircraft and weapons systems. The sector includes the advanced electronics businesses, which design, develop and manufacture inertial navigation, guidance and control, IFF (identification friend or foe), and marine electronic systems, and provide electronic warfare systems and integrated avionics systems and shipboard information and communication systems. The U.S. Government is a significant customer.

Information Technology.    This sector includes the design, development, operation and support of computer systems for scientific and management information. Information Technology has extensive expertise in command, control, communications, computers, intelligence, surveillance and reconnaissance (C4ISR). It is a key management support element for major weapons systems, such as the U.S. Navy’s AEGIS class destroyer, and also provides mission planning for the U.S. Navy, Air Force and Special Operations Command. Information Technology provides base operations support for NASA’s Kennedy Space Center, Cape Canaveral Air Station and Patrick Air Force Base, among others. In addition, Information Technology provides information technology services to commercial customers and to the other Northrop Grumman sectors. Information Technology includes the information systems businesses, which design, develop, integrate and support computer-based information systems and provide information technology and services primarily for government customers.

Integrated Systems.    This sector includes the design, development and production of airborne early warning, electronic warfare and surveillance and battlefield management systems. Integrated Systems is the prime contractor for the Joint STARS advanced airborne targeting and battle management system, the U.S. Air Force’s B-2 Spirit stealth bomber, unmanned vehicles including The Global Hawk, and the EA-6B Prowler electronic countermeasures aircraft, and is upgrading the E-2C Hawkeye early warning aircraft. Integrated Systems also has a principal role in producing the U.S. Navy’s F/A18 Hornet strike fighter and in the development and future production of the F-35 Joint Strike Fighter.

Ship Systems.    This sector is engaged in the building of large multimission non-nuclear surface ships for the U.S. Navy as well as for other government and commercial customers worldwide and is a provider of overhaul, repair, modernization, ship design and engineering services. The U.S. Government is a significant customer.

Newport News.    Newport News is the largest non-government-owned shipyard in the U.S., as measured by each of revenues, size of facilities and number of employees. Its primary business is the design, construction, repair, maintenance, overhaul, life-cycle support and refueling of nuclear-powered aircraft carriers and the design, life-cyle support and construction of nuclear powered submarines for the U.S. Navy.

Component Technologies.    This sector includes international suppliers of complex backplanes, connectors, laser crystals, solder materials, specialty products and other electronic components used primarily in the telecommunications, industrial and computer markets.

The principal executive offices of Northrop Grumman are located at 1840 Century Park East, Los Angeles, California 90067 and its telephone number is (310) 553-6262.

Additional information concerning Northrop Grumman is included in the Northrop Grumman reports incorporated by reference in this offer to exchange. See “Additional Information” beginning on page 63.

TRW

TRW is a U.S.-based international company that provides advanced technology products and services. The principal businesses of TRW and its subsidiaries are the design, manufacture and sale of products and the performance of systems engineering, research and technical services for industry and the U.S. Government in the automotive, information systems, defense and aerospace markets. In the fourth quarter of 2001, as a result of the reorganization and consolidation of TRW’s automotive businesses, TRW combined its Chassis Systems, Occupant Safety Systems and Automotive Electronics segments into one Automotive segment. TRW currently operates its business in the following four operating segments:

•	Automotive;

•	Systems;

•	Space & Electronics; and

•	Aeronautical Systems.

The principal office of TRW is located at 1900 Richmond Road, Cleveland, Ohio 44124, telephone number (216) 291-7000.

Additional information concerning TRW is included in the TRW reports incorporated by reference in this offer to exchange. See “Additional Information” beginning on page 63.

REASONS FOR THE OFFER TO EXCHANGE

Northrop Grumman believes that the proposed acquisition of TRW by means of the offer to exchange and the TRW merger will produce the following benefits:

•	Access to New Product Areas. TRW’s proprietary technology and products will provide Northrop Grumman with technology and products to complement Northrop Grumman’s existing technology and products.

•
Increased Diversification into New Markets.    The combination of Northrop Grumman and TRW provides the affiliated entities with the opportunity for diversification into new markets and access to new customers.

•
Increased Market Presence and Opportunities.    The combination of Northrop Grumman and TRW provides the affiliated entities with increased market presence and opportunities for growth that could allow them to be better able to respond to the needs of customers, the increased competitiveness of the marketplace and opportunities that changes in the market for their respective products might bring.

•	Product Mix. The complementary nature of Northrop Grumman’s and TRW’s products and services will benefit clients of both companies.

•	Operating Efficiencies. The combination of Northrop Grumman and TRW provides the opportunity for potential economies of scale and cost savings.

BACKGROUND OF THE OFFER TO EXCHANGE

Background

Prior Contacts.    Northrop Grumman, for some time, has viewed certain portions of TRW’s business as attractive and complementary to Northrop Grumman’s business and operations. Northrop Grumman has analyzed available public information regarding TRW and its business and operations to determine whether a merger or other business combination of Northrop Grumman and TRW was feasible and was likely to produce favorable results for the combined companies. Based on these analyses and the relative trading prices and results of operations of the respective companies, Northrop Grumman determined that a business combination was desirable and analyzed potential ranges of value which might be offered for TRW stock.

In early October 2001, Mr. Kresa had one brief meeting and one telephone conversation with David Cote, the then Chief Executive Officer of TRW, regarding possible discussions for a combination of the two companies. No discussions were pursued.

Northrop Grumman’s Proposal.    On February 19, 2002, Northrop Grumman learned that Mr. David M. Cote, Chairman, President and Chief Executive Officer of TRW, had resigned. Northrop Grumman determined that TRW’s Board of Directors and shareholders might view favorably a merger or other combination of TRW and Northrop Grumman in view of the leadership issues arising from Mr. Cote’s resignation.
On February 21, 2002, Northrop Grumman sent a letter to TRW, setting forth a proposal for a business combination between TRW and Northrop Grumman. On February 22, 2002, Northrop Grumman issued a press release which attached a copy of the letter.

The full text of the Northrop Grumman letter is as follows:

February 21, 2002

Philip A. Odeen
Office of the Chief Executive
Kenneth W. Freeman
Lead Director
TRW Inc.
1900 Richmond Road
Cleveland, OH 44124

Gentlemen,

As you know from prior conversations between our companies, for quite some time we have believed that a merger of the TRW Inc. (“TRW”) aerospace and information systems businesses with the complementary operations of Northrop Grumman Corporation (“Northrop”) would be a compelling strategic combination in the best interests of stockholders, customers and employees of both corporations. I am writing at this time to formally propose a transaction for this purpose.

Based upon publicly available information, Northrop is prepared to provide all TRW stockholders with $47.00 in Northrop common stock for each share of TRW common stock. The transaction will be structured so that the receipt of Northrop stock by TRW stockholders will be tax-free. The proposed $47.00 per share of TRW common stock represents a premium of 18% over today’s closing price, a premium of 22% over the average trading price for the last twelve months and is 4% over the highest closing price for the last twelve months. We would welcome the opportunity to consider non-public information concerning TRW, and we are prepared to consider in our offer any enhanced values that may be demonstrated by such information. Naturally, we are prepared to provide TRW and its representatives with a similar “due diligence” opportunity concerning Northrop non-public information.

Upon completion of the acquisition transaction, it is Northrop’s intention to proceed with the separation of the TRW automotive business from the rest of the company immediately. We recognize that the automotive business is an outstanding operation in its own right, but we believe that it does not logically fit with either your or our other business segments.

Northrop has successfully completed the integration of many large acquisitions in recent years, and I believe we have earned the reputation for recognizing the continuing value and contribution of the executives of those acquired companies. We have also demonstrated fairness and evenhandedness in dealing with employees of the acquired companies and for scrupulously observing employees’ rights to compensation and benefits.

Northrop is prepared to begin immediately with the due diligence process and negotiation of a definitive acquisition agreement for the approval of our respective Boards of Directors. With full cooperation from both sides, we can conclude our agreement no later than March 11, 2002 and commence immediately the necessary proceedings for stockholder approval in accordance with Ohio law and for approval of our own stockholders. Our antitrust counsel has advised us that delays in connection with the antitrust review process should be minimal; and we believe a transaction could realistically be completed in the third quarter of this year.

Ron and I sincerely believe that a combination of TRW’s aerospace and information systems businesses with our own will maximize the opportunities to enhance the value of those operations for the benefit of all our stockholders. Not only are the operations highly complementary, but the TRW operations will enjoy the support of a stronger balance sheet.

In light of the importance of this proposal to Northrop’s shareholders, we will be publicly disclosing this letter. Should you have any questions concerning our offer, I and our representatives are prepared to speak with you at any time. We would appreciate your response to this offer by the close of business February 27, 2002.

Sin	cerely,

/s/

Kent Kresa

On March 3, 2002, TRW notified Northrop Grumman that TRW’s board of directors was rejecting Northrop Grumman’s proposal as “financially inadequate” and Northrop Grumman announced that it would commence the offer to exchange on March 4, 2002.

On March 4, 2002, Northrop Grumman commenced the offer to exchange and delivered to TRW the acquiring person statement pursuant to Ohio law relating to the offer to exchange. In addition, on March 4, 2002, in connection with the delivery of the acquiring person statement, Northrop Grumman requested that TRW’s Board take appropriate action so that the Ohio business combination law is not applicable to the acquisition of TRW capital stock pursuant to the offer to exchange or the TRW merger.

On March 4, 2002, TRW filed a Notice of 2002 Annual Meeting and Definitive Proxy Statement relating to TRW’s 2002 Annual Meeting of Shareholders. On April 1, 2002, Northrop Grumman filed a Definitive Proxy Statement relating to TRW’s 2002 Annual Meeting of Shareholders.

On March 4, 2002, Northrop Grumman filed a Preliminary Proxy Statement relating to TRW’s Special Meeting of Shareholders to be held on April 22, 2002. On March 13, 2002, TRW filed a Notice of Special

Meeting of Shareholders and Preliminary Proxy Statement relating to TRW’s Special Meeting of Shareholders to be held on April 22, 2002.

On March 4, 2002, Northrop Grumman filed a lawsuit in the United States District Court for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to the Ohio control share acquisition law, the Ohio business combination law and the Ohio control bid law. The lawsuit alleges that such statutes conflict with the United States Constitution and United States laws governing the conduct of tender offers.

On March 4, 2002, TRW filed a lawsuit in the United States District Court for the Southern District of Ohio against Northrop Grumman, the Attorney General of Ohio, the Director of Ohio’s Department of Commerce and the Commissioner of Ohio’s Division of Securities. The lawsuit seeks a judgment that the control share acquisition law, business combination law and control bid law are constitutional. The complaint seeks declaratory relief, as well as the costs of the lawsuit. On March 15, 2002, the court granted Northrop Grumman’s motion to stay TRW’s lawsuit pending resolution of Northrop Grumman’s claims in the Northern District.

On March 11, 2002, Northrop Grumman filed notification with the U.S. Department of Justice and the Federal Trade Commission of its intention to acquire TRW, in compliance with the Premerger Notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

On March 13, 2002, TRW’s board of directors issued a press release rejecting the offer to exchange and stating that Northrop Grumman’s offer was “financially inadequate and not in the best interests of TRW’s shareholders.” On March 13, 2002, Northrop Grumman issued a press release containing the following text reaffirming its commitment to the offer to exchange:

“Northrop Grumman remains fully committed to its previously announced exchange offer to acquire TRW. If TRW’s board and management want to maximize shareholder value, as they stated in today’s release, then we would encourage them to sit down with us immediately to begin the process of negotiating a transaction that is in the best interests of the shareholders of both our companies,” said Kent Kresa, chairman and chief executive officer. “While we continue to believe that our offer represents full and fair value based on analysis of the available public data, TRW continues to hold us at arm’s length and deny us access to information that could support its claim that an offer of greater value is warranted.”

“Furthermore, we believe that TRW and its shareholders should recognize that our offer has a higher degree of certainty, can be rapidly completed and poses far less risk than any of the alternatives suggested in its announcement today. TRW promises to explore a variety of contingent actions, which may lead to the separation of its automotive and aerospace businesses while arguing that its shareholders should hold out hope that these potential actions can deliver value. In contrast, Northrop’s proposal represents a single, coherent, well-defined transaction that will provide excellent value immediately while also providing TRW shareholders the opportunity to participate in the exciting future growth potential of Northrop Grumman.”

“As to any conditions attached to our offer, it should be clear that only TRW’s board has the ability to create near-term value by removing the principal conditions through immediately entering into good faith negotiations and allowing Northrop Grumman to conduct its due diligence. Not doing so only serves to hinder the realization of value for TRW shareholders.”

“A Northrop Grumman/TRW combination makes eminent strategic sense and will bring together our two companies’ complementary defense capabilities,” said Kresa.

“Over the years, we are very proud of the fact that we have built a major tier-one defense company. This has been accomplished by first identifying and then successfully integrating new businesses into the Northrop Grumman family. We have also consistently delivered shareholder value not only to our shareholders but to the shareholders of these acquired companies,” concluded Kresa.

On March 13, 2002, TRW filed a Solicitation/Recommendation Statement on Schedule 14D-9 recommending that TRW’s shareholders reject the offer to exchange and not exchange their TRW shares pursuant to the offer to exchange.

On March 25, 2002, TRW issued a press release reiterating its recommendation that TRW shareholders reject the offer to exchange and vote against Northrop Grumman’s shareholder proposals at TRW’s 2002 Annual Meeting of TRW Shareholders.

On March 26, 2002, Northrop Grumman issued a press release stating that it wants to pay full and fair value for TRW and asking TRW shareholders to vote in favor of providing Northrop Grumman with additional information.

On March 29, 2002, Northrop Grumman announced that it was extending the offer to exchange until April 12, 2002.

THE OFFER TO EXCHANGE

Consideration to Be Paid

Under the terms of the offer to exchange, Northrop Grumman will exchange shares of newly issued Northrop Grumman common stock (together with associated rights to purchase Series A junior participating preferred stock) for each of the issued and outstanding (a) shares of TRW common stock, (b) Series 1 Shares and (c) Series 3 Shares. Each share of TRW common stock may be exchanged for a number of shares of Northrop Grumman common stock equal to the exchange ratio. Pursuant to the terms of the offer to exchange, each Series 1 Share may be exchanged for a number of shares of Northrop Grumman common stock equal to the then-effective conversion rate for the Series 1 Shares multiplied by the exchange ratio, and each Series 3 Share may be exchanged for a number of shares of Northrop Grumman common stock equal to the then-effective conversion rate for the Series 3 Shares multiplied by the exchange ratio.

Northrop Grumman will determine the exact exchange ratio by dividing $47.00 by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in The Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer to exchange but in no event will the exchange ratio be more than 0.4563 ($47.00/$103.00) or less than 0.4159 ($47.00/$113.00).

By way of illustration, the following table provides examples of the exchange ratio calculated at various closing sale prices of Northrop Grumman common stock.

Northrop Grumman Average Closing Price	Exchange Ratio	Implied Value

$101.00	0.4563	$46.09
$103.00	0.4563	$47.00
$105.00	0.4476	$47.00
$107.00	0.4393	$47.00
$109.00	0.4312	$47.00
$111.00	0.4234	$47.00
$113.00	0.4159	$47.00
$115.00	0.4159	$47.83

The offer to exchange shares of common stock of Northrop Grumman valued at $47.00 for shares of the outstanding capital stock of TRW common stock represented a premium of 18% over the closing price of TRW common stock on the New York Stock Exchange on February 21, 2002, the last trading day before the public announcement of Northrop Grumman’s proposal for a business combination of Northrop Grumman and TRW, a premium of 22% over the average trading price for the twelve months prior to February 21, 2002 and 4% over the highest closing price of TRW common stock for the twelve months prior to February 21, 2002. Since Northrop Grumman’s announcement, the $47 offer price represented a discount in relation to the trading price of the TRW common stock, and on April 3, 2002, the last trading day before the filing of this amendment to the offer to exchange, the $47 offer price represented a discount of 8.1% under the closing price of TRW common stock on the New York Stock Exchange.

The Series 1 Shares are convertible into shares of TRW common stock, at the holder’s option, at the conversion rate set forth in TRW’s amended articles of incorporation. Pursuant to the amended articles of incorporation, the number of shares of TRW common stock issuable upon conversion of one Series 1 Share is determined by dividing $100 by the conversion price then in effect. The conversion price was originally set at $90.909 per share, subject to automatic adjustment upon the occurrence of certain anti-dilutive events. As of March 28, 2002, TRW reported that each Series 1 Share was convertible into the right to receive 8.8 shares of TRW common stock. This conversion rate could change before the expiration of the offer to exchange.

The Series 3 Shares are convertible into shares of TRW common stock, at the holder’s option, at the conversion rate set forth in TRW’s amended articles of incorporation. Pursuant to the amended articles of incorporation, Series 3 Shares were initially convertible into shares of common stock at the rate of 1.862 shares of common stock for each share of Series 3, subject to automatic adjustment upon the occurrence of certain anti-dilutive events. As of March 28, 2002, TRW reported that each Series 3 Share was convertible into the right to receive 7.448 shares of TRW common stock. This conversion rate could change before the expiration of the offer to exchange.

The conversion rights of the Series 1 Shares and the Series 3 Shares outlined above are subject to a number of other qualifications. Shareholders seeking more information about the conversion rights should read TRW’s amended articles of incorporation.

Northrop Grumman will issue a press release before 9:00 A.M., New York City time, on the second trading day before expiration of the offer to exchange, announcing (i) the exchange ratio, assuming expiration of the offer to exchange as scheduled, (ii) the average closing price of the Northrop Grumman common stock over the previous five consecutive trading days and (iii) the then-effective conversion rates of the Series 1 Shares and Series 3 Shares. If for any reason the expiration date is subsequently extended, a revised exchange ratio will be announced prior to the new expiration date.

Other Aspects of the Offer to Exchange.    Northrop Grumman is making the offer to exchange in order to acquire control of, and ultimately the entire equity interest in, TRW. The offer to exchange is the first step in Northrop Grumman’s acquisition of TRW and is intended to facilitate the acquisition of all TRW shares. Northrop Grumman intends, as soon as possible after completion of the offer to exchange, to seek to have TRW merge with Northrop Grumman or a wholly-owned subsidiary of Northrop Grumman. The purpose of the TRW merger would be to acquire all TRW shares not exchanged in the offer to exchange. In the TRW merger, each outstanding share of TRW capital stock (except for treasury shares of TRW and shares beneficially owned directly or indirectly by Northrop Grumman for its own account) would be converted into the right to receive shares of Northrop Grumman common stock at the same exchange ratio used in the offer to exchange, subject to dissenters’ rights under Ohio law. Upon completion of the offer to exchange and the TRW merger, the former TRW shareholders will own a maximum of 34% of the shares of Northrop Grumman common stock.

Northrop Grumman’s obligation to exchange shares of Northrop Grumman common stock for TRW shares pursuant to the offer to exchange is subject to the 1704 Limitation and the conditions referred to under —“The 1704 Limitation” beginning on page 38 and—“Conditions to the Offer to Exchange” beginning on page 39.

TRW shareholders who tender TRW shares pursuant to the offer to exchange will not be obligated to pay any charges or expenses of the exchange agent or any brokerage commissions. Except as set forth in the instructions to the letters of transmittal, transfer taxes on the exchange of TRW capital stock pursuant to the offer to exchange will be paid by Northrop Grumman or on its behalf.

On March 4, 2002, Northrop Grumman asked TRW for its shareholder list and security position listings in order to communicate with shareholders and to distribute the offer to exchange to the TRW shareholders. On March 6, 2002, TRW notified Northrop Grumman that TRW would distribute the offer to exchange to its shareholders. On March 11, 2002, TRW notified Northrop Grumman that it will make available to Northrop Grumman its shareholder list and security position listing.

Timing of the Offer to Exchange

The offer to exchange is scheduled to expire at 12:00 midnight, New York City time, on April 12, 2002. For more information, TRW shareholders should read the discussion below under the caption —“Extension, Termination and Amendment.”

The term “expiration date” means 12:00 midnight, New York City time, on April 12, 2002, unless Northrop Grumman extends the period of time for which the offer to exchange is open, in which case the term “expiration date” means the latest time and date on which the offer to exchange, as so extended, expires.

Extension, Termination and Amendment

Northrop Grumman expressly reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the offer to exchange remains open, and Northrop Grumman can do so by giving oral or written notice of that extension to the exchange agent. Northrop Grumman can give TRW shareholders no assurance that it will exercise its right to extend the offer to exchange, although currently Northrop Grumman intends to do so until all conditions have been satisfied or, where permissible, waived. During any extension, all TRW shares previously tendered and not withdrawn will remain subject to the offer to exchange, subject to each shareholder’s right to withdraw his or her TRW shares. TRW shareholders should read the discussion below under the caption —“Withdrawal Rights.”

Subject to the SEC’s applicable rules and regulations, Northrop Grumman also reserves the right, in its sole discretion, at any time or from time to time:

•
to delay acceptance for exchange or the exchange of any TRW shares pursuant to the offer to exchange, or to terminate the offer to exchange and not accept for exchange or exchange any TRW shares not previously accepted for exchange or exchanged, upon the failure of any of the conditions of the offer to exchange to be satisfied prior to the expiration date; and

•
to waive any condition prior to the expiration of the offer to exchange (other than the antitrust condition, the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the Northrop Grumman shares to be issued in the offer to exchange) or otherwise delay, terminate or amend the offer to exchange in any respect, by giving oral or written notice of such delay, termination or amendment to the exchange agent and by making a public announcement. However, Northrop Grumman may not waive the 1704 Limitation.

Northrop Grumman will follow any extension, termination, amendment or delay, as promptly as practicable, with a public announcement. In the case of an extension, the related announcement will be issued no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date. Subject to applicable law (including Rules 14d-4(d) and 14d-6(c) under the Exchange Act, which require that any material change in the information published, sent or given to TRW shareholders in connection with the offer to exchange be promptly sent to shareholders in a manner reasonably designed to inform shareholders of that change) and without limiting the manner in which it may choose to make any public announcement, Northrop Grumman assumes no obligation to publish, advertise or otherwise communicate any public announcement (i) of this type or (ii) related to an election to provide a subsequent offering period, as explained below, other than by issuing a press release to the Dow Jones News Service.

If Northrop Grumman makes a material change in the terms of the offer to exchange or the information concerning the offer to exchange, or if Northrop Grumman waives a material condition of the offer to exchange, it will extend the offer to exchange to the extent required under the Exchange Act. If, prior to the expiration date, Northrop Grumman changes the percentage of TRW shares sought in the first exchange or the consideration offered to TRW shareholders, that change will apply to all holders whose TRW shares are accepted for exchange pursuant to the offer to exchange, whether or not these TRW shares were accepted for exchange prior to the change. If at the time notice of such a change is first published, sent or given to TRW shareholders, the offer to exchange is scheduled to expire at any time earlier than the tenth business day from and including the date that the related notice is first so published, sent or given, Northrop Grumman will extend the offer to exchange until the expiration of that ten business-day period. For purposes of the offer to exchange, a business day means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 A.M. through 12:00 midnight, New York City time.

Northrop Grumman may elect to provide a subsequent offering period of not more than twenty business days after the acceptance of TRW shares pursuant to the offer to exchange if the requirements under Exchange Act Rule 14d-11 have been met. If Northrop Grumman elects to provide a subsequent offering period, Northrop

Grumman will publicly announce the results of the offer to exchange, including the approximate number and percentage of TRW shares deposited to date, no later than 9:00 a.m. New York City time on the next business day after the expiration date of the initial offering period and will immediately thereafter begin the subsequent offering period. TRW shareholders will not have the right to withdraw TRW shares that they tender in the subsequent offering period, if any.

If TRW agrees upon a negotiated merger with Northrop Grumman, Northrop Grumman may amend or terminate the offer to exchange without purchasing any TRW shares.

Exchange of TRW Shares; Delivery of Northrop Grumman Common Stock

Upon the terms and subject to the conditions of the offer to exchange (including, if the offer to exchange is extended or amended, the terms and conditions of any extension or amendment), Northrop Grumman will accept, and will exchange, TRW shares validly tendered and not properly withdrawn promptly after the expiration date and promptly after they are tendered during any subsequent offering period. In all cases, exchange of TRW shares tendered and accepted for exchange pursuant to the offer to exchange will be made only after timely receipt by the exchange agent of:

•
certificates for those TRW shares (or a confirmation of a book-entry transfer of those TRW shares in the exchange agent’s account at The Depository Trust Company, which Northrop Grumman refers to as DTC);

•	a properly completed and duly executed letter of transmittal or a manually signed facsimile of that document; and

•	any other required documents.

For purposes of the offer to exchange, Northrop Grumman will be deemed to have accepted for exchange TRW shares validly tendered and not withdrawn if and when Northrop Grumman notifies the exchange agent of Northrop Grumman’s acceptance for exchange of the tenders of those TRW shares pursuant to the offer to exchange. The exchange agent will deliver Northrop Grumman common stock in exchange for TRW shares pursuant to the offer to exchange and cash to be paid instead of fractional shares of Northrop Grumman common stock as soon as practicable after receipt of that notice. The exchange agent will act as agent for tendering TRW shareholders for the purpose of receiving Northrop Grumman common stock (including cash to be paid instead of fractional shares of Northrop Grumman common stock) from Northrop Grumman and transmitting the stock and cash, if any, to TRW shareholders. TRW shareholders will not receive any interest on any cash that Northrop Grumman pays TRW shareholders regardless of any delay in making the exchange.

If Northrop Grumman does not accept any tendered TRW shares for exchange pursuant to the terms and conditions of the offer to exchange for any reason, or if certificates are submitted for more TRW shares than are tendered, Northrop Grumman will return certificates for such TRW shares without expense to the tendering shareholder or, in the case of TRW shares tendered by book-entry transfer of those TRW shares into the exchange agent’s account at DTC pursuant to the procedures set forth below under the discussion entitled—“Procedure for Tendering,” those TRW shares will be credited to an account maintained within DTC, promptly following expiration or termination of the offer to exchange.

Cash Instead of Fractional Shares of Northrop Grumman Common Stock

Northrop Grumman will not issue fractional shares of Northrop Grumman’s common stock pursuant to the offer to exchange. Instead, each tendering TRW shareholder who would otherwise be entitled to a fractional share of Northrop Grumman’s common stock will receive cash in an amount equal to that fraction (expressed as a decimal, rounded to the nearest 0.01 of a share) multiplied by the average of the closing sale prices for a share of Northrop Grumman common stock on the New York Stock Exchange as reported in the Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day prior to the expiration of the offer.

Withdrawal Rights

TRW shares tendered pursuant to the offer to exchange may be withdrawn at any time prior to the expiration date, and, unless Northrop Grumman previously accepted them pursuant to the offer to exchange, may also be withdrawn at any time after May 3, 2002. Once Northrop Grumman accepts tendered shares for exchange, a TRW shareholder’s tender is irrevocable. If Northrop Grumman elects to provide a subsequent offering period under Exchange Act Rule 14d-11, TRW shares tendered in the subsequent offering period will be accepted promptly following the tender, and shareholders will not have the right to withdraw such TRW shares.

For a withdrawal to be effective, the exchange agent must receive from each withdrawing TRW shareholder a written notice of withdrawal at one of its addresses set forth on the back cover of this offer to exchange, and such notice must include the TRW shareholder’s name, address, social security number, the certificate number(s) and the number of TRW shares to be withdrawn as well as the name of the registered holder, if it is different from that of the person who tendered those TRW shares.

A financial institution must guarantee all signatures on the notice of withdrawal. Most banks, savings and loan associations and brokerage houses are able to effect these signature guarantees for shareholders. The financial institution must be a participant in the Securities Transfer Agents Medallion Program, an eligible institution, unless those TRW shares have been tendered for the account of any eligible institution.

If TRW shares have been tendered pursuant to the procedures for book-entry tender discussed under the caption entitled —“Procedure for Tendering,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn TRW shares and must otherwise comply with DTC’s procedures. If certificates have been delivered or otherwise identified to the exchange agent, the name of the registered holder and the serial numbers of the particular certificates evidencing the withdrawn TRW shares withdrawn must also be furnished to the exchange agent, as stated above, prior to the physical release of those certificates.

Northrop Grumman will decide all questions as to the form and validity (including time of receipt) of any notice of withdrawal in its sole discretion, and Northrop Grumman’s decision shall be final and binding. None of Northrop Grumman, the exchange agent, the information agent, the dealer manager or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give any notification. Any TRW shares properly withdrawn will be deemed not to have been validly tendered for purposes of the offer to exchange. However, TRW shareholders may retender withdrawn TRW shares by following one of the procedures discussed below under the captions entitled
—“Procedure for Tendering” or —“Guaranteed Delivery” at any time prior to the expiration date.

Procedure for Tendering

For TRW shareholders to validly tender TRW shares pursuant to the offer to exchange, (a) a properly completed and duly executed letter of transmittal, along with any required signature guarantees, or an agent’s message in connection with a book-entry transfer, and any other required documents, must be received by the exchange agent at one of its addresses set forth on the back cover of this offer to exchange, and certificates for tendered TRW shares must be received by the exchange agent at that address or those TRW shares must be tendered pursuant to the procedures for book-entry tender set forth below (and a confirmation of receipt of that tender received (Northrop Grumman refers to this confirmation below as a book-entry confirmation)), in each case before the expiration date, or (b) TRW shareholders must comply with the guaranteed delivery procedures set forth below under —“Guaranteed Delivery.” All tenders will be subject to the 1704 Limitation. See “The 1704 Limitation” beginning on page 38.

The term “agent’s message” means a message, transmitted by DTC to, and received by, the exchange agent and forming a part of a book-entry confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the TRW shares that are the subject of that book-entry confirmation, that the participant has received and agrees to be bound by the terms of the letter of transmittal and that Northrop Grumman may enforce that agreement against the participant.

The exchange agent has established accounts with respect to the TRW shares at DTC for purposes of the offer to exchange, and any financial institution that is a participant in DTC may make book-entry delivery of the TRW shares by causing DTC to transfer the TRW shares into the exchange agent’s account in accordance with DTC’s procedure for that transfer. However, although delivery of TRW shares may be effected through book-entry at DTC, the letter of transmittal with any required signature guarantees, or an agent’s message in connection with a book-entry transfer, and any other required documents, must, in any case, be received by the exchange agent at one or more of its addresses set forth on the back cover of this offer to exchange prior to the expiration date, or the guaranteed delivery procedures described below must be followed.

Signatures on all letters of transmittal must be guaranteed by an eligible institution, except in cases in which TRW shares are tendered either by a registered holder of TRW shares who has not completed the box entitled “Special Issuance Instructions” on the letter of transmittal or for the account of an eligible institution.

If the certificates for TRW shares are registered in the name of a person other than the person who signs the letter of transmittal, or if certificates for unexchanged TRW shares are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates, with the signature(s) on the certificates or stock powers guaranteed in the manner Northrop Grumman has described above.

The method of delivery of share certificates and all other required documents, including delivery through DTC, is at the TRW shareholder’s option and risk, and the delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, Northrop Grumman recommends registered mail with return receipt requested, properly insured. In all cases, shareholders should allow sufficient time to ensure timely delivery.

To prevent backup federal income tax withholding with respect to cash received pursuant to the offer to exchange, TRW shareholders must provide the exchange agent with their correct taxpayer identification number and certify whether they are subject to backup withholding of federal income tax by completing the substitute Form W-9 included in the letter of transmittal. Some TRW shareholders, including, among others, all corporations and some foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholders must submit a Form W-8, signed under penalty of perjury, attesting to that individual’s exempt status.

Guaranteed Delivery

If TRW shareholders wish to tender TRW shares pursuant to the offer to exchange and their certificates are not immediately available or TRW shareholders cannot deliver the certificates and all other required documents to the exchange agent prior to the expiration date or cannot complete the procedure for book-entry transfer on a timely basis, their TRW shares may nevertheless be tendered, so long as all of the following conditions are satisfied:

•	TRW shareholders make their tender by or through an eligible institution (see —“Withdrawal Rights” above);

•
a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Northrop Grumman, is received by the exchange agent as provided below on or prior to the expiration date; and

•
the certificates for all tendered TRW shares (or a confirmation of a book-entry transfer of such securities into the exchange agent’s account at DTC as described above), in proper form for transfer, together with a properly completed and duly executed letter of transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message) and all other documents required by the letter of transmittal are received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the notice of guaranteed delivery.

TRW shareholders may deliver the notice of guaranteed delivery by hand or transmit it by facsimile transmission or mail to the exchange agent and shareholders must include a guarantee by an eligible institution in the form set forth in that notice.

In all cases, Northrop Grumman will exchange TRW shares tendered and accepted for exchange pursuant to the offer to exchange only after timely receipt by the exchange agent of certificates for TRW shares (or timely confirmation of a book-entry transfer of those securities into the exchange agent’s account at DTC as described above), properly completed and duly executed letter(s) of transmittal, or an agent’s message in connection with a book-entry transfer, and any other required documents.

By executing a letter of transmittal as set forth above, subject to the 1704 Limitation, TRW shareholders irrevocably appoint Northrop Grumman’s designees as their attorneys-in-fact and proxies, each with full power of substitution, to the full extent of their rights with respect to their TRW shares tendered and accepted for exchange by Northrop Grumman and with respect to any and all other TRW shares and other securities issued or issuable in respect of the TRW shares on or after March 4, 2002. That appointment is effective, and voting rights will be affected, when and only to the extent that Northrop Grumman deposits the shares of Northrop Grumman’s common stock issuable with respect to the TRW shares that shareholders have tendered with the exchange agent. Subject to the 1704 Limitation, all proxies shall be considered coupled with an interest in the tendered TRW shares and therefore shall not be revocable once the appointment is effective. Upon the effectiveness of the appointment, all prior proxies that TRW shareholders have given will be revoked, and TRW shareholders may not give any subsequent proxies (and, if given, they will not be deemed effective). Northrop Grumman’s designees will, with respect to the TRW shares for which the appointment is effective, be empowered, among other things, to exercise all of the TRW shareholders’ voting and other rights as they, in their sole discretion, deem proper at any annual, special or adjourned meeting of TRW’s shareholders or otherwise. Northrop Grumman reserves the right to require that, in order for TRW shares to be deemed validly tendered, immediately upon Northrop Grumman’s exchange of those TRW shares, Northrop Grumman must be able to exercise full voting rights with respect to those TRW shares. However, prior to acceptance for exchange by Northrop Grumman in accordance with terms of the offer to exchange, the appointment will not be effective, and, Northrop Grumman shall have no voting rights as a result of the tender of TRW shares.

Northrop Grumman will determine questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of TRW shares, in Northrop Grumman’s sole discretion, and its determination shall be final and binding. Northrop Grumman reserves the absolute right to reject any and all tenders of TRW shares that Northrop Grumman determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Northrop Grumman’s counsel, be unlawful. Northrop Grumman also reserves the absolute right to waive any of the conditions of the offer to exchange (other than the antitrust condition, the conditions relating to the absence of an injunction and the effectiveness of the registration statement for Northrop Grumman shares to be issued in the offer to exchange), or any defect or irregularity in the tender of any TRW shares. However, Northrop Grumman cannot waive the 1704 Limitation. No tender of TRW shares will be deemed to have been validly made until all defects and irregularities in tenders of TRW shares have been cured or waived. None of Northrop Grumman, the exchange agent, the information agent, the dealer manager or any other person will be under any duty to give notification of any defects or irregularities in the tender of any TRW shares or will incur any liability for failure to give any notification. The interpretation of the terms and conditions of the offer to exchange (including the letter of transmittal and its instructions) will be final and binding.

The tender of TRW shares pursuant to any of the procedures described above will constitute a binding agreement between Northrop Grumman and shareholders upon the terms and subject to the conditions of the offer to exchange and the letter of transmittal.

Material U.S. Federal Income Tax Consequences of the Offer to Exchange and the TRW Merger

The following discussion summarizes the material U.S. federal income tax considerations that are generally applicable to holders of TRW capital stock who exchange their TRW capital stock in the offer to exchange and the TRW merger for shares of Northrop Grumman common stock. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences of the offer to exchange and the TRW merger that are described below. TRW shareholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular TRW shareholders in light of their individual circumstances, such as TRW shareholders who:

•	are dealers in securities;

•	are subject to the alternative minimum tax provisions of the Code;

•	are foreign persons;

•	do not hold their shares of TRW capital stock as capital assets;

•	acquired their shares of TRW capital stock in connection with stock option or stock purchase plans or in other compensatory transactions;

•	hold their shares of TRW capital stock as part of an integrated investment (including a ‘‘straddle’’) comprised of shares of TRW capital stock and one or more other positions; or

•	are subject to the constructive sale or constructive ownership provisions of the Code under Sections 1259 or 1260, respectively, with respect to their TRW capital stock.

In addition, the following discussion does not address:

•	the tax consequences of the offer to exchange and the TRW merger to any person under foreign, state or local tax laws; or

•	the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the TRW merger, including a potential sale or spin-off of the TRW automotive business.

Accordingly, TRW shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the offer to exchange and the TRW merger in light of their own particular facts and circumstances, including the applicable federal, state, local and foreign tax consequences.

In the opinion of Gibson, Dunn & Crutcher LLP, counsel to Northrop Grumman, the exchange of TRW shares for Northrop Grumman shares pursuant to the offer to exchange and the TRW merger will be treated as a reorganization within the meaning of Section 368(a) of the Code provided that certain factual assumptions are satisfied. Such factual assumptions include the following: (i) the offer to exchange and the TRW merger are consummated in the manner provided herein, (ii) none of Northrop Grumman, TRW or any related party acquires or redeems, in connection with the offer to exchange or the TRW merger, shares of Northrop Grumman common stock issued to TRW shareholders pursuant to the offer to exchange or the TRW merger, (iii) TRW continues a significant line of its business or uses a significant portion of its historic business assets in a business, (iv) the description of TRW’s business operations set forth in its SEC filings is accurate in all material respects and there will be no material changes in such operations prior to the closing of the TRW merger, (v) the only consideration issued by Northrop Grumman in exchange for TRW shares in the offer to exchange and the TRW merger will be

Northrop Grumman voting stock (except for cash issued to dissenting shareholders) and (vi) Northrop Grumman will provide counsel with customary representations regarding its legal status and its plans and intentions with respect to future operations of TRW.

Assuming that the offer to exchange and the TRW merger qualify as a reorganization within the meaning of Section 368(a) of the Code:

•	A holder of TRW shares will not recognize any gain or loss upon exchange of its TRW shares solely for Northrop Grumman common stock in the offer to exchange or the TRW merger;

•
If a holder of TRW shares receives cash instead of a fractional share of Northrop Grumman common stock, the holder will be required to recognize gain or loss, measured by the difference between the amount of cash received instead of that fractional share of Northrop Grumman common stock and the portion of the tax basis of that holder’s TRW shares allocable to that fractional share. Such gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the TRW shares that would otherwise have been exchanged for that fractional share of Northrop Grumman common stock were held for more than one year;

•
A holder of TRW shares will have a tax basis in the Northrop Grumman shares received in the offer to exchange and the TRW merger equal to (a) the tax basis of the TRW shares surrendered by that holder pursuant to the offer to exchange or in the TRW merger, less (b) any tax basis of the TRW shares surrendered that is allocable to any fractional share of Northrop Grumman common stock for which cash is received;

•
The holding period for shares of Northrop Grumman common stock received in exchange for TRW shares in the offer to exchange and the TRW merger will include the holding period for TRW shares surrendered in the offer to exchange and the TRW merger; and

•
If a TRW shareholder, pursuant to the exercise of its right to seek an appraisal, exchanges all of its TRW shares solely for cash, such shareholder generally will recognize a capital gain or loss equal to the difference between the amount of cash received and its adjusted tax basis in the TRW shares surrendered. Such gain or loss generally will be a long-term capital gain or loss if the holder held the TRW shares surrendered for more than one year as of the date of the exchange.

Currently, Northrop Grumman does not plan to request a ruling from the Internal Revenue Service with regard to the tax consequences of the offer to exchange and/or the TRW merger. Whether or not the offer to exchange and the TRW merger qualify as a tax-free reorganization depends in part on the factual assumptions set forth above. If such factual assumptions are not satisfied, a TRW shareholder’s exchange of TRW shares for Northrop Grumman common stock in the offer to exchange or the TRW merger could be a taxable transaction, depending on the surrounding facts.

The foregoing discussion does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the offer to exchange and the TRW merger. TRW shareholders are urged to consult their tax advisors concerning the U.S. federal, state, local and foreign tax consequences to them of participation in the offer to exchange and/or the TRW merger in light of their particular facts and circumstances.

Effect of the Offer to Exchange on the Market for TRW Shares; Registration Under the Exchange Act

Reduced Liquidity; Possible Delisting.    The tender of TRW shares pursuant to the offer to exchange will reduce the number of holders of TRW shares and the number of TRW shares that might otherwise trade publicly and could adversely affect the liquidity and market value of the remaining TRW shares held by the public. TRW shares are listed and principally traded on the New York Stock Exchange. Depending on the number of TRW shares acquired pursuant to the offer to exchange, following the completion of the offer to exchange, TRW shares may no longer meet the requirements of the New York Stock Exchange for continued listing. For example, published guidelines of the New York Stock Exchange indicate that the New York Stock Exchange would consider delisting the outstanding TRW shares if, among other things:

•
the number of publicly held TRW shares (exclusive of holdings of officers, directors and members of their immediate families and other concentrated holdings of 10 percent or more) should fall below 600,000;

•	the number of record holders of 100 or more TRW shares should fall below 1,200; or

•	the aggregate market value of publicly held TRW shares should fall below $5 million.

As of March 28, 2002, TRW reported that there were (i) 126,762,644 shares of TRW common stock outstanding, (ii) 28,660 Series 1 Shares outstanding and (iii) 53,324 Series 3 Shares outstanding.

If the New York Stock Exchange were to delist the TRW shares, including after the exchange of TRW shares in the offer to exchange but prior to the TRW merger, the market for TRW shares could be adversely affected. It is possible that TRW shares would be traded on other securities exchanges or in the over-the-counter market, and that price quotations would be reported by those exchanges, or through the Nasdaq Stock Market or by other sources. The extent of the public market for the TRW shares and the availability of such quotations would, however, depend upon the number of holders and/or the aggregate market value of the TRW shares remaining at that time, the interest in maintaining a market in the TRW shares on the part of securities firms, the possible termination of registration of TRW shares under the Exchange Act, as described below, and other factors.

Status as Margin Securities.    The TRW shares are presently margin securities under the regulations of the Federal Reserve Board, which has the effect, among other things, of allowing brokers to extend credit on the collateral of TRW shares. Depending on factors similar to those described above with respect to listing and market quotations, following completion of the offer to exchange, the TRW shares may no longer constitute margin securities for the purposes of the Federal Reserve Board’s margin regulations, in which event the TRW shares would be ineligible as collateral for margin loans made by brokers.

Registration Under the Exchange Act.    TRW shares are currently registered under the Exchange Act. TRW can terminate that registration upon application to the SEC if the outstanding shares are not listed on a national securities exchange and if there are fewer than 300 holders of record of TRW shares. Termination of registration of the TRW shares under the Exchange Act would reduce the information that TRW must furnish to its shareholders and to the SEC and would make some provisions of the Exchange Act, including the short-swing profit recovery provisions of Section 16(b) and the requirement of furnishing a proxy statement in connection with shareholders meetings pursuant to Section 14(a) and the related requirement of furnishing an annual report to stockholders, no longer applicable with respect to TRW shares. Furthermore, the ability of TRW affiliates and persons holding restricted securities of TRW to dispose of securities pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) may be impaired or eliminated. If registration of the TRW shares under the Exchange Act were terminated, TRW shares would no longer be eligible for New York Stock Exchange listing or for continued inclusion on the Federal Reserve Board’s list of margin securities.

Purpose of the Offer to Exchange; the TRW Merger; Dissenters’ Rights

Northrop Grumman is making the offer to exchange in order to acquire control of, and ultimately the entire equity interest in, TRW. The offer to exchange is the first step in Northrop Grumman’s acquisition of TRW and is intended to facilitate the acquisition of all TRW shares. TRW shareholders will not have dissenters’ rights as a result of the completion of the offer to exchange.

Northrop Grumman intends, as soon as practicable after the completion of the offer to exchange, to seek to merge TRW with Northrop Grumman or a wholly-owned subsidiary. The purpose of the TRW merger is to acquire all TRW shares not tendered and exchanged pursuant to the offer to exchange. In the TRW merger, each then-outstanding share of TRW capital stock (except for treasury shares of TRW and shares beneficially owned directly or indirectly by Northrop Grumman for its own account) will be converted into the right to receive shares of Northrop Grumman common stock at the same exchange ratio used in the offer to exchange, subject to dissenters’ rights under Ohio law.

The TRW merger may be completed pursuant to Section 1701.80 of the Ohio Revised Code and Section 253 of the Delaware General Corporation Law. Under Section 1701.80, a foreign parent corporation owning at least 90% of the outstanding shares of each class of a domestic subsidiary corporation may merge the subsidiary corporation into itself without the approval of the shareholders of the subsidiary corporation but with the approval of the board of directors of the subsidiary corporation. Under Section 253 of the Delaware General Corporation Law such a merger may be completed without the approval of the stockholders of the parent corporation.

No dissenters’ rights are available in connection with the offer to exchange. If the TRW merger is consummated, however, TRW shareholders will have certain rights under the Ohio Revised Code to dissent and demand dissenters’ rights and to receive payment in cash of the fair cash value of their TRW shares. TRW shareholders that vote in favor of the TRW merger will not be entitled to relief as dissenting shareholders. In order to qualify for rights as a dissenting shareholder, a TRW shareholder must deliver to TRW a written demand for payment of the fair cash value of the shares for which relief is sought within the time period prescribed by Sections 1701.84 and 1701.85 of the Ohio Revised Code. If TRW then sends a dissenting shareholder a request for the certificates representing the shares for which relief is sought, the dissenting shareholder must return the certificates requested to TRW so that they may be endorsed with a legend stating that a demand for the fair cash value of such shares has been made. A dissenting shareholder’s failure to deliver such certificates within a prescribed time period terminates his or her rights as a dissenting shareholder. Unless TRW and the dissenting shareholder come to an agreement on the fair cash value per share of the shares for which such dissenting shareholder seeks relief, either the dissenting shareholder or TRW may file a complaint in court. Other dissenting shareholders may join as plaintiffs or defendants in the resulting proceeding at this time.

If the statutory procedures for exercising or perfecting dissenters’ rights are complied with in accordance with Sections 1701.84 and 1701.85 of the Ohio Revised Code, then a judicial determination will be made as to the fair cash value required to be paid to the objecting shareholders for their shares. Any such judicial determination of fair cash value will be based on the amount that a willing seller, under no compulsion to sell, would be willing to accept, and a willing buyer, under no compulsion to purchase, would be willing to pay. In determining the fair cash value of the TRW shares, a court is required to take into account all relevant factors excluding any appreciation or depreciation in market value resulting from the proposal of the TRW merger. Accordingly, such determination could be based upon considerations other than, or in addition to, the market value of the TRW shares, including, among other things, asset values and earning capacity. The value so determined may be more or less than the price per share to be paid in the offer to exchange or the TRW merger but in no event shall the value so determined exceed the amount specified in the demand of a particular shareholder.

From the time written demand for payment of the fair cash value is given until either the termination of the rights and obligations arising from such demand or the purchase of the shares related thereto, all rights accruing to the dissenting shareholder, including voting and dividend or distribution rights, will be suspended. If any dividend or distribution is paid in money on shares during the suspension or if any dividend, distribution or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution or interest that would have been payable on the shares, but for such suspension, shall be paid to the holder of record of the shares as a credit against the fair cash value of the shares. If the right to receive the fair cash value is terminated other than by the purchase of the shares, all rights will be restored to the objecting shareholder and any distribution that would have been made to the holder of record of the shares, but for the suspension, will be made at the time of such termination.

The foregoing summary of the rights of dissenting shareholders does not purport to be a complete statement of the procedures to be followed by shareholders desiring to exercise any available dissenters’ rights and is qualified in its entirety by reference to the full text of Sections 1701.84 and section 1701.85 included herewith in Annex B. The preservation and exercise of dissenters’ rights are conditioned on strict adherence to the applicable provisions of the Ohio Revised Code.

Rule 13e-3 of the General Rules and Regulations under the Exchange Act, which Northrop Grumman does not believe would apply to the TRW merger if the TRW merger occurred within one year of the completion of the offer to exchange, would require, among other things, that some financial information concerning TRW, and some information relating to the fairness of the proposed transaction and the consideration offered to shareholders of TRW, be filed with the SEC and disclosed to shareholders prior to the completion of the TRW merger.

Plans for TRW After the TRW Merger

Once Northrop Grumman has completed the TRW merger, it expects that TRW would continue its current operations, except that it would cease to be publicly owned and would instead be wholly-owned by Northrop Grumman. Northrop Grumman expects to promptly dispose of TRW’s automotive business either by selling that business to a third party or parties or by spinning it off to the Northrop Grumman stockholders (including the former TRW shareholders) or by a combination thereof.

The 1704 Limitation

Tenders of TRW shares pursuant to the offer to exchange will be effective, and Northrop Grumman shall have the right to acquire tendered TRW shares, only at such time as Section 1704 of the Ohio Revised Code (the “Ohio business combination law”) shall not prohibit or delay the TRW merger. No tender of TRW shares shall be effective, and Northrop Grumman shall have no right to acquire tendered TRW shares, prior to such time.

The Ohio business combination law prohibits certain business combinations and other transactions (each, a “Chapter 1704 transaction”), such as the TRW merger, between an issuing public corporation (such as TRW) and any “interested shareholder” (defined generally as any person who, directly or indirectly, is entitled to exercise or direct the exercise of 10% or more of the outstanding voting power of a corporation in the election of directors) for a period of three years after the date that person becomes an interested shareholder. After such three-year period, a Chapter 1704 transaction between an issuing public corporation and such interested shareholder is prohibited unless either certain “fair price” provisions are complied with or the Chapter 1704 transaction is approved by certain supermajority shareholder votes. The Ohio business combination law restrictions do not apply to a Chapter 1704 transaction with an interested shareholder if either the acquisition of the corporation’s shares that would cause the interested shareholder to become an interested shareholder, or the Chapter 1704 transaction, is approved by a resolution of the board of directors of the corporation adopted prior to the date on which the interested shareholder became an interested shareholder.

On March 4, 2002, Northrop Grumman requested that TRW’s board of directors take appropriate action so that the Ohio business combination law is not applicable to the acquisition of TRW capital stock pursuant to the offer to exchange or the TRW merger. There can be no assurance that TRW’s board of directors will do so.

Conditions to the Offer to Exchange

In addition to the 1704 Limitation, the offer to exchange is also subject to a number of conditions, which are described below:

Minimum Tender Condition

Consummation of the offer to exchange is conditioned upon there being validly tendered and not withdrawn prior to the expiration of the offer to exchange, a number of TRW shares which, together with any TRW shares that Northrop Grumman beneficially owns for its own account, will constitute at least a majority of the total number of outstanding shares of TRW common stock on a fully diluted basis (as though all options or other securities convertible into or exercisable or exchangeable for TRW shares had been so converted, exercised or exchanged) as of the date that Northtrop Grumman accepts the TRW shares for exchange pursuant to the offer to exchange.

Antitrust Condition

The offer to exchange is also subject to the condition that any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, Council Regulation (EEC) No. 4064/89 of the Council of the European Union, and any other applicable similar foreign laws or regulations will have expired or been terminated.

Under the provisions of the Hart-Scott-Rodino Act applicable to the offer to exchange, the acquisition of TRW shares pursuant to the offer to exchange may be completed following the expiration of a 30-calendar day waiting period (if the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day) following the filing by Northrop Grumman of a Notification and Report Form, which Northrop Grumman filed on March 11, 2002, with respect to the offer to exchange, unless Northrop Grumman receives a request for additional information and documentary material from the Antitrust Division of the Department of Justice or Federal Trade Commission. If, within the initial 30-day waiting period, either the Antitrust Division or Federal Trade Commission requests additional information and documentary material from Northrop Grumman concerning the offer to exchange, the waiting period will be extended and will expire at 11:59 P.M., New York City time, on the thirtieth calendar day after the date of substantial compliance by Northrop Grumman with that request. If the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day. Only one extension of the waiting period pursuant to a request for additional information is authorized by the Hart-Scott-Rodino Act. After that time, Northrop Grumman and TRW may close the transaction, unless Northrop Grumman agrees with the Antitrust Division or Federal Trade Commission to delay closing the transaction or the Antitrust Division or Federal Trade Commission seek a court order staying the transaction. In practice, complying with a request for additional information or material can take a significant amount of time. In addition, if the Antitrust Division or Federal Trade Commission raises substantive issues in connection with a proposed transaction, the parties frequently engage in negotiations with the relevant governmental agency concerning possible means of addressing those issues and may agree to delay completion of the transaction while those negotiations continue.

Under the laws of certain foreign nations and multinational authorities, such as the European Commission (under Council Regulation (EEC) 4064/89, or “ECMR”), the transaction may not be completed or control may not be exercised unless certain filings are made with these nations’ antitrust regulatory authorities or multinational antitrust authorities, and these antitrust authorities approve or clear closing of the transaction. Other foreign nations and multinational authorities have voluntary and/or post-merger notification systems. Northrop Grumman has filed or intends to file shortly all other non-United States pre-merger notifications that it believes are required. Should any other approval or action be required, Northrop Grumman currently contemplates that such approval or action would be sought. Although Northrop Grumman believes that it will obtain all other material required regulatory approvals in a timely manner, it is not certain that all other such approvals will be received in a timely manner or at all or that foreign or multinational antitrust authorities will not impose unfavorable conditions for granting the required approvals.

Control Share Condition

Consummation of the offer to exchange is conditioned upon the acquisition of TRW capital stock by Northrop Grumman being authorized by the shareholders of TRW pursuant to Section 1701.831 of the Ohio Revised Code (the “control share acquisition law”) at a special meeting of shareholders of TRW (the “Ohio control share acquisition meeting”) in accordance with the control share acquisition law, or Northrop Grumman being satisfied, in its reasonable judgment, that the control share acquisition law is invalid or inapplicable to the acquisition of TRW capital stock pursuant to the offer to exchange.

Under the control share acquisition law, unless a corporation’s articles of incorporation or regulations otherwise provide, any “control share acquisition” of an “issuing public corporation” (such as TRW) may be made only with the prior authorization of its shareholders in accordance with the control share acquisition law. Neither TRW’s amended articles of incorporation nor its regulations currently contain a provision by which TRW “opts out” of the control share acquisition law.

Unless and until such time as TRW’s articles or regulations are amended to include such an “opt out” provision or the law is determined to be invalid, the control share acquisition law requires shareholder approval of any proposed “control share acquisition” of TRW. A “control share acquisition” is the acquisition, directly or indirectly, by any person of shares of a corporation that, when added to all other shares of such corporation of which such person may exercise or direct the exercise of voting power, entitles such person to exercise or direct the exercise of one-fifth or more, one third or more, or a majority or more of the voting power in the election of directors. A control share acquisition must be authorized in advance (i) by the holders of at least a majority of the voting power of the corporation in the election of directors represented at the meeting in person or by proxy and (ii) by the holders of a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. The control share acquisition law provides that a quorum shall be deemed to be present at the meeting if at least a majority of the voting power of the shares are represented at such meeting in person or by proxy.

For purposes of the control share acquisition law, “interested shares” means shares as to which any of the following may exercise or direct the exercise of voting power in the election of directors (i) an acquiring person, (ii) an officer elected or appointed by the directors of the issuing public corporation, (iii) any employee of the issuing public corporation who is also a director of such corporation and (iv) any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction which would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date for the meeting if either of the following applies:

•	the aggregate consideration paid or otherwise given by the person who acquired the shares, and any other persons acting in concert with such person for all shares exceeds $250,000; or

•
the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with such person, exceeds one-half of 1% of the outstanding shares of the corporation entitled to vote in the election of directors. “Interested shares” also includes shares held by a person that transfers interested shares after the record date if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

Under the control share acquisition law, TRW must call a meeting to vote upon a proposed control share acquisition no later than 10 days, and it must be held no later than 50 days, following its receipt of an “acquiring person statement” from the acquiring person unless the acquiring person consents to a later date.

Without waiving its right to challenge the validity of all or any part of the control share acquisition law or to seek an amendment to TRW’s regulations opting out of the control share acquisition law, and reserving its right to take actions inconsistent with the applicability of the control share acquisition law, Northrop Grumman delivered to TRW on March 4, 2002 an acquiring person statement relating to the offer to exchange and the TRW merger. Pursuant to the provisions of the control share acquisition law, the control share acquisition meeting must be held no later than April 23, 2002.

On March 4, 2002, Northrop Grumman filed a lawsuit in the United States District Court for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to the control share acquisition law. The lawsuit alleges that such statute conflicts with the United States Constitution and United States laws governing the conduct of tender offers. Northrop Grumman is also requesting a declaration from the court that “the date of the first public disclosure” of the offer to exchange, for the purposes of the control share acquisition law, was March 4, 2002. See “Ohio Litigation” beginning on page 44.

Control Bid Condition

Consummation of the offer to exchange is conditioned upon the expiration of the period during which the Ohio Division of Securities may suspend the offer to exchange pursuant to Sections 1707.01, 1707.041, and 1707.042 (collectively, the “control bid law”) of the Ohio revised code, without the occurrence of any such suspension or the invalidity of the control bid law.

The control bid law regulates the purchase or offer to purchase of any equity security of a subject company from a resident of Ohio if, after the purchase, the offeror would directly or indirectly be the beneficial owner of more than 10% of any class of issued and outstanding equity securities of such company (a “control bid”). A subject company includes an issuer (such as TRW) that (i) either (a) has its principal place of business or principal executive offices located in Ohio or (b) owns or controls assets located in Ohio that have a fair market value of at least $1.0 million and (ii) has more than 10% of its beneficial or record equity security holders resident in Ohio, has more than 10% of its equity securities owned, beneficially or of record, by residents of Ohio or has 1,000 beneficial or record equity security holders who are resident in Ohio.

The control bid law prohibits an offeror from making a control bid for securities of a subject company pursuant to a tender offer until the offeror has filed specified information with the Ohio Division of Securities. In addition, the offeror is required to deliver a copy of such information to the subject company not later than the offeror’s filing with the Ohio Division of Securities and to send or deliver such information and the material terms of the proposed offer to exchange to all offerees in Ohio as soon as practicable after the offeror’s filing with the Ohio Division of Securities.

Within five calendar days of such filing, the Ohio Division of Securities may, by order, summarily suspend the continuation of the control bid if it determines that the offeror has not provided all of the specified information or that the control bid materials provided to offerees do not provide full disclosure of all material information concerning the control bid. If the Ohio Division of Securities summarily suspends a control bid, it must schedule and hold a hearing within 10 calendar days of the date on which the suspension is imposed and must make its determination within three calendar days after the hearing has been completed but no later than 14 calendar days after the date on which the suspension is imposed. The Ohio Division of Securities may maintain its suspension of the continuation of the control bid if, based upon the hearing, it determines that all of the information required to be provided by the control bid law has not been provided by the offeror, that the control bid materials provided to offerees do not provide full disclosure of all material information concerning the control bid or that the control bid is in material violation of any provision of the Ohio securities laws. If, after the hearing, the Ohio Division of Securities maintains the suspension, the offeror has the right to correct the disclosure and other deficiencies identified by the Ohio Division of Securities and to reinstitute the control bid by filing new or amended information pursuant to the control bid law.

On March 4, 2002, Northrop Grumman filed a lawsuit in the United States District Court for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to the control bid law. The lawsuit alleges that such statute conflicts with the United States Constitution and United States laws governing the conduct of tender offers. See “Ohio Litigation” beginning on page 44.

In addition, on March 4, 2002, Northrop Grumman filed the information required under the control bid law. On March 12, 2002, the waiting period under the control bid law expired without any action by the Ohio Division of Securities to suspend the offer to exchange. The control bid condition therefore has been satisfied.

Northrop Grumman Stockholder Approval Condition

Consummation of the offer to exchange is conditioned upon the approval by the stockholders of Northrop Grumman of the issuance of Northrop Grumman common stock pursuant to the offer to exchange and the TRW merger.

Pursuant to the rules of the New York Stock Exchange, on which Northrop Grumman’s common stock is listed, the issuance of Northrop Grumman common stock pursuant to the offer to exchange and the TRW merger must be approved by holders of a majority of the shares voted at a meeting of such holders at which the total number of votes cast represents over 50% in interest of all shares of Northrop Grumman securities entitled to vote on the proposal. This approval is required because the number of shares of Northrop Grumman’s common stock to be issued will be equal to or in excess of 20% of the shares outstanding prior to such issuance. Northrop Grumman intends to seek this approval at a meeting of its stockholders to be held as soon as practicable.

Certain Other Conditions to the Offer to Exchange

Notwithstanding any other provision of the offer to exchange, Northrop Grumman shall not be required to accept for exchange or exchange any TRW shares, may postpone the acceptance for exchange of or the exchange for tendered TRW shares, and may, in Northrop Grumman’s sole discretion, terminate or amend the offer to exchange as to any TRW shares not then exchanged if:

•
at the expiration date, any of the minimum tender condition, the antitrust condition, the control share condition, the control bid condition or any of the other conditions to the offer to exchange set forth in clauses (a) through (g) below has not been satisfied or, in the case of any condition other than the antitrust condition or the conditions set forth in clauses (b) or (c) below, waived; or

•
on or after the date of this offer to exchange and at or prior to the time of exchange of any TRW shares (whether or not any TRW shares have theretofore been accepted for exchange or exchanged pursuant to the offer to exchange), and subject to the applicable rules and regulations of the SEC (including Rule 14e-1(c) under the Exchange Act relating to Northrop Grumman’s obligation to exchange or return tendered TRW shares promptly after the termination or withdrawal of the offer to exchange), the antitrust condition is not satisfied.

The other conditions to the offer to exchange are as follows:

(a)  the shares of Northrop Grumman’s common stock to be issued to TRW shareholders in the offer to exchange and the TRW merger have been authorized for listing on the New York Stock Exchange, subject to official notice of issuance;

(b)  the registration statement shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the registration statement or a proceeding seeking a stop order shall have been issued nor shall there have been proceedings for that purpose initiated or threatened by the SEC, and Northrop Grumman shall have received all necessary state securities law or blue sky authorizations;

(c)  no temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the completion of the offer to exchange, the TRW merger or any of the other transactions contemplated by the offer to exchange shall be in effect; no statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any court, administrative agency or commission or other governmental authority or instrumentality that prohibits, restricts or makes illegal the completion of the offer to exchange or the TRW merger;

(d)  there shall not be pending or threatened any suit, action or proceeding by any governmental entity (1) challenging the offer to exchange, seeking to restrain or prohibit the completion of the offer to exchange or seeking to obtain from TRW or Northrop Grumman any damages that are material in relation to TRW and its subsidiaries taken as a whole or Northrop Grumman and its subsidiaries taken as a whole, (2) seeking to prohibit or limit the ownership or operation by TRW or Northrop Grumman or any of Northrop Grumman’s subsidiaries of any material portion of the business or assets of TRW or Northrop Grumman or any of Northrop Grumman’s subsidiaries or to compel TRW or Northrop Grumman or any of Northrop Grumman’s subsidiaries to dispose of or hold separate any material portion of the business or assets of TRW or Northrop Grumman or any of Northrop Grumman’s subsidiaries as a result of the offer to exchange, (3) seeking to prohibit Northrop Grumman from effectively controlling in any material respect the business or operations of TRW or (4) which otherwise is reasonably likely to have a material adverse effect on Northrop Grumman or TRW;

(e)  no change shall have occurred or been threatened (or any condition, event or development shall have occurred or been threatened involving a prospective change) in the business, properties, assets, liabilities, capitalization, stockholders’ equity, condition (financial or otherwise), operations, licenses or franchises, results of operations or prospects of TRW or any of its subsidiaries that, in the reasonable judgment of Northrop Grumman, is or may be materially adverse to TRW or any of its subsidiaries, or Northrop Grumman shall have become aware of any facts that, in its reasonable judgment, have or may have material adverse significance with respect to either the value of TRW or any of its subsidiaries or the value of the capital stock of TRW to Northrop Grumman;

(f)  there shall not have occurred or been threatened (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) any extraordinary or material adverse change in the financial markets or major stock exchange indices in the United States or abroad or in the market price of the TRW shares, (iii) any change in the general political, market, economic or financial conditions in the U.S. or abroad that in the reasonable judgment of Northrop Grumman, could have a material adverse effect upon the business, properties, assets, liabilities, capitalization, stockholders equity, condition (financial or otherwise), operations, licenses or franchises, results of operations or prospects of TRW or any of its subsidiaries, (iv) any material change in U.S. currency exchange rates or any other currency exchange rates or a suspension of, or limitation on, the markets therefor, (v) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (vi) any limitation (whether or not mandatory) by any government, domestic, foreign or supranational, or governmental entity on, or other event that, in the reasonable judgment of Northrop Grumman, might affect the extension of credit by banks or other lending institutions, (vii) a commencement of war or armed hostilities or other national or international calamity directly or indirectly involving the U.S., which in Northrop Grumman’s reasonable judgment could have a material adverse effect on TRW, or (viii) in the case of any of the foregoing existing at the time of the commencement of the offer to exchange, a material acceleration or worsening thereof; and

(g)  TRW shall not have entered into or effectuated any other agreement or transaction with any person or entity having the effect of impairing Northrop Grumman’s ability to acquire TRW or otherwise diminishing the expected economic value to Northrop Grumman of the acquisition of TRW including, but not limited to, any material issuance of new securities of TRW, the declaration of any extraordinary dividend by TRW, the adoption of a shareholder rights plan by TRW or any other transaction not in the ordinary course of TRW’s business.

The conditions listed above are solely for Northrop Grumman’s benefit and Northrop Grumman may assert them regardless of the circumstances giving rise to any of the conditions. Northrop Grumman may waive any of these conditions in whole or in part prior to the expiration of the offer to exchange (other than the antitrust condition and the conditions set forth in clauses (b) and (c) above). The determination as to whether any condition has been satisfied shall be in Northrop Grumman’s reasonable judgment and will be final and binding on all parties. The failure by Northrop Grumman at any time to exercise any of the foregoing rights shall not be deemed a waiver of any right and each right shall be deemed a continuing right which may be asserted at any time and from time to time.

Ohio Litigation

On March 4, 2002, Northrop Grumman filed a lawsuit in the United States District Court for the Northern District of Ohio against TRW and certain other persons, seeking declaratory and injunctive relief with respect to Ohio’s control share acquisition law, business combination law, and control bid law. The lawsuit alleges that such statutes conflict with the United States Constitution and United States laws governing the conduct of tender offers, and thus are unconstitutional. The complaint seeks declaratory and injunctive relief, as well as the costs of the lawsuit. Northrop Grumman is also requesting declarations from the court that : (a) “the date of the first public disclosure” of the offer to exchange, for purposes of the control share acquisition law, was March 4, 2002 and (b) the solicitation, acceptance, and voting of proxies at the special meeting does not make Northrop Grumman an “interested shareholder” as defined in the business combination law. No assurance can be provided as to the time which may be required for a final decision with respect to the issues presented, or as to the outcome of this lawsuit.

On March 4, 2002, TRW filed a lawsuit in the United States District Court for the Southern District of Ohio against Northrop Grumman, the Attorney General of Ohio, the Director of Ohio’s Department of Commerce and the Commissioner of Ohio’s Division of Securities. The lawsuit seeks a judgment that the control share acquisition law, business combination law and control bid law law are constitutional. The complaint seeks declaratory relief, as well as the costs of the lawsuit.

The Southern District action has been stayed by orders of both the Southern District Court and the Northern District Court. On March 18, 2002, Northrop Grumman filed a motion seeking a preliminary injunction, preventing the application of the control share acquisition law and the business combination law to the offer to exchange. In the alternative, Northrop Grumman seeks (a) to enjoin the application of the provision of the control share acquisition law requiring the exclusion of votes relating to "interested shares," to the extent it seeks to disenfranchise independent shareholders who purchased $250,000 or more in TRW shares, either alone or in concert with others, after the public announcement of the offer to exchange, or (b) to prevent TRW from employing various restrictive and discriminatory presumptions and procedures at the special meeting. The parties were ordered to file position papers by March 29, 2002, after which the Southern District Court will determine how and when to decide Northrop Grumman's motion.

Regulatory Approvals

Other than clearance under the antitrust laws applicable to the offer to exchange and the TRW merger which are described above under —“Conditions to the Offer to Exchange—Antitrust Condition,” the SEC declaring the effectiveness of the registration statement of which this offer to exchange is a part and the filings under the control bid law, Northrop Grumman does not believe that any additional material governmental filings are required with respect to the offer to exchange and the TRW merger.

Source and Amount of Funds

The offer to exchange is not conditioned upon any financing arrangements. Northrop Grumman will use working capital to pay any cash requirements of the offer to exchange.

Certain Relationships with TRW

Except as set forth in this offer to exchange, neither Northrop Grumman nor, to the best of its knowledge, any of its directors, executive officers or other affiliates has any contract, arrangement, understanding or relationship with any other person with respect to any securities of TRW, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as described in this offer to exchange, there have been no contacts, negotiations or transactions since January 1, 1999, between Northrop Grumman or, to the best of its knowledge, any of Northrop Grumman’s directors, executive officers or other affiliates on the one hand, and TRW or its affiliates, on the other hand, concerning a merger, consolidation or acquisition, a tender offer to exchange or other acquisition of securities, an election of directors, or a sale or other transfer of a material amount of assets. In the normal course of their businesses, Northrop Grumman and TRW are parties to transactions and agreements. Since January 1, 1999, Northrop Grumman believes that no such transaction had an aggregate value in excess of 1%, of TRW’s consolidated revenues. Neither Northrop Grumman, nor, to the best of its knowledge, any of its directors, executive officers or other affiliates has since January 1, 1999 had any transaction with TRW or any of its executive officers, directors or affiliates that would require disclosure under the rules and regulations of the SEC applicable to the offer to exchange. As of the date of this offer to exchange, Northrop Grumman beneficially owns for its own account 4 shares of TRW common stock. In addition, Dr. Ronald D. Sugar, President and Chief Operating Officer and a director of Northrop Grumman, owns 21,475 shares of TRW common stock as trustee of Ronald D. Sugar Revocable Trust dated as of October 20, 1995. Dr. Ronald Sugar was employed by TRW through June 2000. In accordance with the terms of his employment with TRW, Dr. Sugar continues to receive compensation benefits from TRW relating to his past employment with TRW. To the best of Northrop Grumman’s knowledge, no other officers or directors own TRW capital stock or have interests in TRW.

Fees and Expenses

Northrop Grumman has retained Salomon Smith Barney to act as the dealer manager in connection with the offer to exchange and to provide various financial advisory services to Northrop Grumman in connection with the offer to exchange and any subsequent combination of TRW with Northrop Grumman or its wholly-owned subsidiary. Salomon Smith Barney will receive reasonable and customary compensation for these services and will be reimbursed for out-of-pocket expenses, including reasonable expenses of counsel and other advisors. Northrop Grumman has agreed to indemnify Salomon Smith Barney and related persons against various liabilities and expenses in connection with its services as the dealer manager and financial advisor, including various liabilities and expenses under the U.S. federal and state securities laws. From time to time, Salomon Smith Barney and its affiliates may actively trade the debt and equity securities of Northrop Grumman and TRW for their own account or for the accounts of customers and, accordingly, may hold a long or short position in those securities. Salomon Smith Barney has in the past performed various investment banking and financial advisory services for Northrop Grumman for which they have received customary compensation.

Northrop Grumman has retained D. F. King & Co., Inc. as information agent in connection with the offer to exchange. The information agent may contact holders of TRW shares by mail, telephone, telex, telegraph and personal interview and may request brokers, dealers and other nominee stockholders to forward material relating to the offer to exchange to beneficial owners of TRW shares. Northrop Grumman will pay the information agent reasonable and customary compensation for these services in addition to reimbursing the information agent for its reasonable out-of-pocket expenses. Northrop Grumman has agreed to indemnify the information agent against various liabilities and expenses in connection with the offer to exchange, including various liabilities under the U.S. federal securities laws.

In addition, Northrop Grumman has retained Equiserve Trust Company as the exchange agent. Northrop Grumman will pay the exchange agent reasonable and customary compensation for its services in connection with the offer to exchange, will reimburse the exchange agent for its reasonable out-of-pocket expenses and will indemnify the exchange agent against various liabilities and expenses, including various liabilities under the U.S. federal securities laws.

Northrop Grumman will not pay any fees or commissions to any broker, dealer or other person for soliciting tenders of TRW shares pursuant to the offer to exchange. Northrop Grumman will reimburse brokers, dealers, commercial banks and trust companies and other nominees, upon request, for customary clerical and mailing expenses incurred by them in forwarding offering materials to their customers.

Accounting Treatment

The acquisition of TRW by Northrop Grumman would be accounted for under the purchase method of accounting under U.S. generally accepted accounting principles, which means that TRW’s results of operations will be included with ours from the closing date and its consolidated assets and liabilities will be recorded at their fair values at the same date.

Stock Exchange Listing

Northrop Grumman’s common stock is listed on the New York Stock Exchange and the Pacific Exchange. Northrop Grumman will make an application to list on the New York Stock Exchange and the Pacific Exchange the Northrop Grumman common stock that will be issued pursuant to the offer to exchange and the TRW merger.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION

Northrop Grumman common stock is listed on the New York Stock Exchange and the Pacific Exchange under the symbol “NOC.” TRW common stock is listed on the New York Stock Exchange, the Pacific Exchange, the Chicago Stock Exchange and the Philadelphia Stock Exchange under the symbol “TRW.” The table below sets forth, for the calendar quarters indicated, the high and low sales prices per share reported on the New York Stock Exchange and the dividends declared on Northrop Grumman common stock and on TRW common stock.

	Northrop Grumman Common Stock			TRW Common Stock
	High	Low	Dividends	High	Low	Dividends
1999
March 31, 1999	$73.25	$57.00	$0.40	$58.63	$44.75	$0.33
June 30, 1999	73.31	57.75	0.40	54.94	41.94	0.33
September 30, 1999	75.69	59.94	0.40	57.19	48.06	0.33
December 31, 1999	62.31	49.00	0.40	53.94	41.50	0.33
2000
March 31, 2000	55.19	43.56	0.40	64.13	39.81	0.33
June 30, 2000	80.25	52.44	0.40	59.94	43.19	0.33
September 30, 2000	91.81	65.63	0.40	52.13	40.31	0.33
December 31, 2000	92.50	74.13	0.40	42.00	29.88	0.35
2001
March 31, 2001	97.54	79.81	0.40	40.34	33.86	0.35
June 30, 2001	95.37	77.60	0.40	44.95	33.48	0.35
September 30, 2001	102.97	77.00	0.40	44.35	28.01	0.35
December 31, 2001	108.97	89.02	0.40	40.51	30.01	0.18
2002
March 31, 2002	117.80	96.00	0.40	51.61	34.82	0.18
April 3, 2002	116.12	113.49	—	51.70	51.14	—

On March 1, 2002, the last full trading day prior to the date of this offer to exchange, the last sale price per share of Northrop Grumman common stock on the New York Stock Exchange was $107.75 and the last sale price per share of TRW common stock was $50.05. On April 3, 2002, the closing price per share of Northrop Grumman common stock on the New York Stock Exchange was $113.49 and the closing price per share of TRW common stock was $51.14.

Northrop Grumman urges TRW’s shareholders to obtain current market quotations for Northrop Grumman and TRW common stock before making any decision regarding the offer to exchange.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The Unaudited Pro Forma Condensed Combined Financial Statements presented below are derived from the historical consolidated financial statements of each of Northrop Grumman, Litton, Newport News and TRW. The Unaudited Pro Forma Condensed Combined Financial Statements are prepared using the purchase method of accounting, with Northrop Grumman treated as the acquirer and as if the Litton, Newport News and TRW acquisitions had been completed on January 1, 2001 for statement of operations purposes and on December 31, 2001 for balance sheet purposes.

For a summary of the business combination, see “The Offer to Exchange” beginning on page 27 of this offer to exchange.

The Unaudited Pro Forma Condensed Combined Financial Statements are based upon the historical financial statements of Northrop Grumman, Litton, Newport News and TRW adjusted to give effect to the Litton, Newport News and TRW acquisitions. The pro forma amounts have been developed from (a) the audited consolidated financial statements of Northrop Grumman contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which is incorporated by reference in this offer to exchange, (b) the unaudited consolidated financial statements contained in Litton’s Quarterly Report on Form 10-Q for the period ended January 31, 2001, (c) the unaudited consolidated financial statements of Newport News contained in its Quarterly Report on Form 10-Q for the period ended September 16, 2001, and (d) the audited consolidated financial statements of TRW contained in its Annual Report on Form 10-K for the year ended December 31, 2001 which is incorporated by reference in this offer to exchange.

The acquisition of Litton, on April 2, 2001, which is valued at approximately $5.2 billion, including the assumption of Litton’s net debt of $1.3 billion, is accounted for using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair market values, with the excess recorded as goodwill. The Unaudited Pro Forma Condensed Combined Financial Statements reflect preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed and the related allocations of purchase price, and preliminary estimates of adjustments necessary to conform Litton data to Northrop Grumman’s accounting policies. Purchased intangible assets identified and recorded are contract-based intangible assets. Northrop Grumman is currently reviewing the preliminary estimates of the fair market value of the Litton assets acquired and liabilities assumed, including valuations associated with certain contracts and restructuring activities and preliminary valuation study results for workers’ compensation accruals and retiree benefits assets and liabilities. The final determination of the fair market value of assets acquired and liabilities assumed and final allocation of the purchase price may differ from the amounts assumed in these Unaudited Pro Forma Condensed Combined Financial Statements. Adjustments to the purchase price allocations will be finalized by March 31, 2002, and will be reflected in Northrop Grumman’s Quarterly Report on Form 10-Q for the period ended March 31, 2002 and in subsequent filings. There can be no assurance that such adjustments will not be material.

In November 2001, Northrop Grumman purchased pursuant to an exchange offer approximately 80.7 percent of the outstanding shares of Newport News common stock. In January 2002, Northrop Grumman completed the acquisition of the shares of Newport News common stock not previously purchased, issuing 3.2 million shares of common stock and paying cash for the remaining balance of the shares. For purposes of the Unaudited Pro Forma Condensed Combined Financial Statements, Northrop Grumman has assumed that all shares of Newport News were acquired on January 1, 2001 for statement of operations purposes and on December 31, 2001 for balance sheet purposes. The acquisition of Newport News, which is valued at approximately $2.6 billion, including the assumption of Newport News net debt of $400 million, is accounted for using the purchase method of accounting. Northrop Grumman is in the early stages of the fair market value and accounting conformance evaluation process with respect to the Newport News acquisition. The Unaudited Pro Forma Condensed Combined Financial Statements reflect preliminary estimates of the fair market value of the assets acquired, including contract-based purchased intangible assets, and liabilities assumed and the related allocations of purchase price and preliminary estimates of adjustments necessary to conform Newport News to Northrop Grumman’s accounting policies. Adjustments to the purchase price allocations are expected to be finalized by June 30, 2002, and will be reflected in future filings. There can be no assurance that such adjustments will not be material.

As of the date of the offer to exchange, Northrop Grumman has not performed the valuation studies necessary to arrive at the required estimates of the fair market value of the TRW assets to be acquired and the TRW liabilities to be assumed and the related allocations of purchase price, nor has it identified the adjustments necessary, if any, to conform TRW data to Northrop Grumman’s accounting policies. Accordingly, Northrop Grumman has used the historical book values of the assets and liabilities of TRW and has used the historical revenue recognition policies of TRW to prepare the Unaudited Pro Forma Condensed Combined Financial Statements set forth herein, with the excess of the purchase price over the historical net assets of TRW recorded as goodwill and other purchased intangibles. Once Northrop Grumman has determined the final purchase price for TRW and has completed the valuation studies necessary to finalize the required purchase price allocations and identified any necessary conforming changes for TRW, such pro forma financial statements will be subject to adjustment. Such adjustments will likely result in changes to the pro forma statement of financial position to reflect the final allocations of purchase price and the pro forma statements of income, and there can be no assurance that such adjustments will not be material. TRW information includes all segments and subsidiaries as it is not possible to segregate amounts pertaining to Automotive, Space and other Defense units. In the event that a transaction were completed, Northrop Grumman has indicated that it would sell or spin off the automotive operations of TRW. There currently is no agreement for the sale of the automotive business and there can be no assurance that a sale will be consummated or with respect to the terms of such sale. Such a transaction would materially change the pro forma information provided herein.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of Northrop Grumman would have been had Northrop Grumman’s offer to exchange and the Litton, Newport News and TRW acquisitions occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or financial position.

The Unaudited Pro Forma Condensed Combined Financial Statements do not include the realization of cost savings from operating efficiencies, synergies or other restructurings resulting from the Litton, Newport News and TRW acquisitions.

The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of Northrop Grumman and TRW that are incorporated by reference in this offer to exchange.

Unaudited Pro Forma Condensed Combined
Statement of Financial Position

December 31, 2001
($ in millions)

	Northrop Grumman	Pro Forma			TRW*	Pro Forma
		Adjustments		Northrop Grumman Adjusted		Adjustments		Combined
Assets:
Current assets
Cash and cash equivalents	$464	$—		$464	$240	$—		$704
Accounts receivable	2,735	—		2,735	1,596	—		4,331
Interest in securitized receivables	—	—		—	162	—		162
Inventoried costs	1,226	—		1,226	763	—		1,989
Deferred income taxes	36	—		36	231	—		267
Prepaid expenses and other current assets	128	—		128	170	—		298

Total current assets	4,589	—		4,589	3,162	—		7,751

Property, plant and equipment	3,940	166	(a)	4,106	8,266	—		12,372
Accumulated depreciation	(1,173)	—		(1,173)	(4,724)	—		(5,897)

Property, plant and equipment, net	2,767	166		2,933	3,542	—		6,475

Other assets
Goodwill, net	8,668	119	(a)	8,787	3,811	1,894	(k)	14,492
Purchased intangible assets, net	1,139	519	(a)	1,658	—	1,902	(k)	3,560
Prepaid retiree benefits cost and intangible pension asset	3,075	—		3,075	2,871	—		5,946
Other assets	648	(1	)(a)	647	1,058	—		1,705

	13,530	637		14,167	7,740	3,796		25,703

	$20,886	$803		$21,689	$14,444	$3,796		$39,929

Unaudited Pro Forma Condensed Combined
Statement of Financial Position—(Continued)

December 31, 2001
($ in millions)

	Northrop Grumman	Pro Forma			TRW*	Pro Forma
		Adjustments		Northrop Grumman Adjusted		Adjustments		Combined*

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable and current portion of long term debt	$458	$—		$458	$839	$—		$1,297
Accounts payable	1,019	—		1,019	1,742	—		2,761
Accrued employees’ compensation	847	—		847	477	—		1,324
Contract loss provision	843	—		843	—	—		843
Advances on contracts	656	—		656	—	—		656
Income taxes	137	—		137	173	—		310
Other current liabilities	1,172	—		1,172	1,527	—		2,699

Total current liabilities	5,132	—		5,132	4,758	—		9,890

Long-term debt	5,033	127	(a)	5,160	4,870	—		10,030
Accrued retiree benefits	1,931	224	(a)	2,155	—	—		2,155
Minority liability	122	(107	)(a)	15	—	—		15
Deferred tax and other long-term liabilities	927	253	(a)	1,180	2,630	—		3,810
Redeemable preferred stock	350	—		350	—	—		350
Shareholders’ equity
Paid in capital and unearned compensation	4,433	306	(a)	4,739	559	5,423	(k)	10,721
Retained earnings	3,011	—		3,011	2,468	(2,468	)(k)	3,011
Accumulated other comprehensive loss	(53)	—		(53)	(469)	469	(k)	(53)
Stock Employee Compensation Trust	—	—		—	—	—		—
Treasury Shares—cost in excess of par value	—	—		—	(372)	372	(k)	—

	7,391	306		7,697	2,186	3,796		13,679

	$20,886	$803		$21,689	$14,444	$3,796		$39,929

*THE COMBINED AMOUNTS AND THE TRW AMOUNTS ARE INCLUSIVE OF THE AUTOMOTIVE BUSINESS CURRENTLY OPERATED BY TRW. THE COMBINED AND TRW AMOUNTS CONTAINED HEREIN COULD SIGNIFICANTLY CHANGE AS THE RESULT OF THE SALE OR SPIN-OFF OF THE AUTOMOTIVE BUSINESS. THE READER IS DIRECTED TO FOOTNOTE (m) FOR FURTHER INFORMATION.

Unaudited Pro Forma Condensed Combined
Statement of Income

Twelve Months Ended December 31, 2001
($ in millions, except per share)

	Northrop Grumman	Litton	Pro Forma			Newport News	Pro Forma			TRW**	Pro Forma
			Adjustments		Combined		Adjustments		Combined		Adjustments		Combined**
Sales and service revenues	$13,558	$1,345	$(18	)(b)	$14,885	$2,024	$(58	)(b)	$16,851	$16,383	$—		$33,234
Cost of sales											—
Operating Costs	11,219	1,120	13	(b)(c)(d)	12,352	1,640	27	(b)(d)(h)(j)	14,019	14,225		33 (h)(j)	28,277
Administrative and general expenses	1,335	121	—		1,456	189		—	1,645	1,111	—		2,756

Operating margin	1,004	104	(31)		1,077	195	(85)		1,187	1,047	(33)		2,201
Interest expense	(373)	(27)	(41	)(e)	(441)	(46)	(32	)(i)	(519)	(478)	—		(997)
Other, net	68	3	—		71	—	—		71	(429)	—		(358)

Income from continuing operations before income taxes	699	80	(72)		707	149	(117)		739	140	(33)		846
Federal and foreign income taxes	272	30	(25	)(f)	277	59	(46	)(f)(j)	290	72	(1	)(f)(j)	361

Income from continuing operations	$427	$50	$(47)		$430	$90	$(71)		$449	$68	$(32)		$485

Less, dividends paid to preferred shareholders	(18)	—	(7	)(g)	(25)	—	—		(25)	—	—		(25)

Income available to common shareholders	$409	$50	$(54)		$405	$90	$(71)		$424	$68	$(32)		$460

Average shares basic	84.46				86.60				$103.24				159.18	(1)
Average shares diluted	85.26				87.50				104.14				160.08	(1)
Basic earnings per share:
Continuing operations	$4.84				$4.68				$4.11				$2.89	(1)
Diluted earnings per share:
Continuing operations	$4.80 *				$4.63 *				$4.07 *				$2.87	*(1)

*
Calculated by dividing income available to common shareholders by average shares diluted, which is calculated assuming preferred shares are not converted to common shares, resulting in the most dilutive effect.

** THE COMBINED AMOUNTS AND THE TRW AMOUNTS ARE INCLUSIVE OF THE AUTOMOTIVE BUSINESS CURRENTLY OPERATED BY TRW. THE COMBINED AND TRW AMOUNTS CONTAINED HEREIN COULD SIGNIFICANTLY CHANGE AS THE RESULT OF THE SALE OR SPIN-OFF OF THE AUTOMOTIVE BUSINESS. THE READER IS DIRECTED TO FOOTNOTE (m) FOR FURTHER INFORMATION.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a)
Adjustments to record the completion of the acquisition of Newport News including the following:  (i) issuance of common stock for the purchase of remaining shares, (ii) additional debt for the purchase of remaining shares and acquisition related costs, (iii) fair value adjustments, (iv) elimination of minority liability and (v) additional goodwill and other purchased intangibles. Purchased intangibles represent the technological ability and know-how necessary to create and deliver products in accordance with contract terms and conditions. Purchased intangibles are amortized over a 10 year period established based upon current contracts in place and the estimated useful life of acquired technologies. Presently, the company has completed its purchase accounting activities for Litton that provide a determined value for purchased intangibles. Amounts pertaining to Newport News represent estimates that are subject to change upon completion of Northrop Grumman purchase accounting activities.

(b)	Adjustment to eliminate intercompany sales and cost of sales transactions between Northrop Grumman and Litton, and between Northrop Grumman and Newport News.

(c)
Adjustment to amortize the preliminary estimate of goodwill and other purchased intangible assets arising out of the acquisition of Litton over an estimated weighted average life of 26 years on a straight line basis.

(d)	Adjustment to record depreciation of property, plant and equipment and amortization of capitalized software arising from fair market value adjustments for the Litton and Newport News acquisitions.

(e)
Adjustment to record interest expense and the amortization of debt issuance costs on new financing for the acquisition of Litton at a weighted average rate of 6.5 percent for the year ended December 31, 2001.

(f)	Adjustment to record income tax effects on pre-tax pro forma adjustments, using a statutory tax rate of thirty-five percent.

(g)	Adjusted, pro rata, for dividends to preferred shareholders using $7 per share dividend rate for redeemable preferred stock issued in the acquisition of Litton.

(h)
Adjustment to amortize estimated purchased intangible assets arising out of the Newport News and TRW acquisitions over an estimated life of 10 years on a straight line basis. Goodwill arising from the Newport News and TRW acquisitions has not been amortized, in accordance with the provisions of SFAS No. 142: Goodwill and Other Intangible Assets.

(i)	Adjustment to record interest on debt financing for the Newport News acquisition at a weighted average rate of 4.8 percent for the year ended December 31, 2001.

(j)	Adjustments to reclassify state income tax expense from federal and foreign income taxes to operating costs to conform Newport News and TRW data to classifications utilized by Northrop Grumman.

(k)	Adjustments to (i) eliminate the equity of TRW, (ii) record issuance of Northrop Grumman stock, and (iii) record goodwill and other purchased intangibles arising from the acquisition of TRW.

The amount of purchase price allocated to goodwill and other purchased intangibles is subject to change and is calculated based on the assumption that Northrop Grumman has acquired 100% of the TRW common stock and Serial Preference Stock II, and accordingly, has issued 55,940,340 shares of Northrop Grumman common stock in the TRW acquisition.

The value ascribed to the Northrop Grumman common stock exchanged in the TRW acquisition is $106.94, which represents the 5-day average of the Northrop Grumman closing stock prices from March 5, 2002 through March 11, 2002.

(l)
Calculated based on the assumption that Northrop Grumman has acquired 100% of the TRW common stock and Serial Preference Stock II, and accordingly, has issued 55,940,340 shares of Northrop Grumman common stock, determined using the 5-day average of the Northrop Grumman closing stock prices from March 5, 2002 through March 11, 2002, of $106.94. Using the maximum exchange ratio of 0.4563 would result in the issuance of 58.08 million Northrop Grumman shares and pro forma basic earnings per share and diluted earnings per share for the year ended December 31, 2001, of $2.85 and $2.84, respectively. Using the minimum exchange ratio of 0.4159 would result in the issuance of 52.94 million Northrop Grumman shares and pro forma basic earnings per share and diluted earnings per share for the year ended December 31, 2001, of $2.95 and $2.93, respectively.

(m) The
pro forma financial statements presented herein for the year ended December 31, 2001 do not exclude the TRW automotive business. For the year ended December 31, 2001 TRW reported the following amounts for its automotive segment:

(in millions) Year ended	2001
Sales	$10,111
Profit before taxes	228
Unusual items—income (expense) included in profit before taxes	(241)
Segment Assets	5,501
Depreciation and Amortization	544
Capital expenditures including other intangibles	475

In the event of a sale or spin-off of TRW’s automotive segment by Northrop Grumman, the information reported in the pro forma financial statements contained herein could significantly change. The amounts noted above are provided for information only and are not representative of the results of a spin-off or sale transaction. Presently, Northrop Grumman has not established a method of disposal of the automotive segment primarily due to the number of variables involved in determining a representative scenario for such a transaction. Such variables include but are not limited to:

1.
The amount of debt allocable to the automotive segment to ensure that the business retains investment grade status, the independent rating agencies’ assessment of that debt and what Northrop Grumman’s debt structure will be following the spin-off.

2.	The inherent value of the Thompson parts business that has been in existence for in excess of 40 years.
3.	The disposition of goodwill and its allocation in connection with the provisions of SFAS 142—Goodwill and Other Intangible Assets.
4.	The amount of corporate overhead allocable to the automotive business.
5	The effect of Pension and OPEB adjustments resulting from a transaction.
6.	The amount of interest expense and interest rate in effect for debt remaining on the books of the automotive business.
7.	The precise method of disposition can only be determined once Northrop Grumman has reviewed the appropriate due diligence materials relating to TRW.
8.
The amount and form of consideration if all or part of the automotive segment were sold, and, if a partial sale, the structure and valuation of the simultaneous spin-off of the remainder of the automotive sector.

DESCRIPTION OF NORTHROP GRUMMAN COMMON STOCK

The following description of the terms of the common stock of Northrop Grumman is not meant to be complete and is qualified by reference to Northrop Grumman’s Certificate of Incorporation, which is incorporated by reference. See “Additional Information” beginning on page 63.

Northrop Grumman is authorized to issue 400,000,000 shares of common stock, par value $1.00 per share. As of March 21, 2002, 112,349,073 shares of Northrop Grumman common stock were outstanding and 19,098,587 shares were subject to outstanding options and other rights to purchase or acquire. Northrop Grumman’s common stock is listed on the New York Stock Exchange and on the Pacific Stock Exchange.

Dividends.    Dividends may be paid on the common stock and on any class or series of stock entitled to participate with the common stock as to dividends, but only when and as declared by Northrop Grumman’s board of directors.

Voting Rights.    Each holder of Northrop Grumman’s common stock is entitled to one vote per share on all matters submitted to a vote of stockholders and does not have cumulative voting rights.

Liquidation.    If Northrop Grumman liquidates, holders of common stock are entitled to receive all remaining assets available for distribution to stockholders after satisfaction of Northrop Grumman’s liabilities and the preferential rights of any preferred stock that may be outstanding at that time. Northrop Grumman’s outstanding shares of common stock are fully paid and nonassessable. The holders of Northrop Grumman’s common stock do not have any preemptive, conversion or redemption rights. The registrar and transfer agent for Northrop Grumman’s common stock is EquiServe Trust Company.

Preferred Stock Purchase Rights.    Northrop Grumman has adopted a rights plan pursuant to which a preferred share purchase right is attached to each share of Northrop Grumman common stock that is or becomes outstanding prior to October 31, 2008, including the shares to be issued to TRW shareholders pursuant to the offer to exchange and the TRW merger. The rights become exercisable 10 days after the public announcement that any person or group has (1) acquired 15% or more of the outstanding shares of Northrop Grumman common stock or (2) initiated a tender offer for shares of Northrop Grumman common stock which, if consummated, would result in any person or group acquiring 15% or more of the outstanding shares of Northrop Grumman common stock. Once exercisable, each right will entitle the holder to purchase one one-thousandth of a share of Northrop Grumman Series A junior participating preferred stock, par value $1.00 per share, at a price of $250.00 per one one-thousandth of a share, subject to adjustment. Alternatively, under certain circumstances involving an acquisition of 15% or more of the Northrop Grumman common stock outstanding, each right will entitle its holder to purchase, at a fifty percent discount, a number of shares of Northrop Grumman common stock having a market value of two times the exercise price of the right. Northrop Grumman may (i) exchange the rights at an exchange ratio of one share of Northrop Grumman common stock per right and (ii) redeem the rights, at a price of $0.01 per right, at any time prior to an acquisition of 15% or more of the outstanding shares of Northrop Grumman common stock by any person or group.

These rights have certain anti-takeover effects and cause substantial dilution to a person or group that attempts to acquire control of the corporation on terms not approved by Northrop Grumman’s board of directors.

Equity Security Units.    In November 2001, Northrop Grumman issued 9,200,000 shares of common stock and 6,900,000 equity security units, generating cash proceeds of $1.45 billion. The proceeds were used to reduce existing debt and for general corporate purposes. Each equity security unit, issued at $100 per unit, initially consists of a contract to purchase shares of Northrop Grumman common stock on November 16, 2004, and a $100 senior note due 2006. The senior notes due 2006 are reported as long-term debt. The senior notes initially bear interest at 5.25 percent per annum, and each equity security unit also pays a contract adjustment payment of 2.0 percent per annum, for a combined yield on the equity security unit of 7.25 percent per annum. Each purchase contract which is part of the equity security units will obligate the holder thereof to purchase, for $100, the following number of shares of the company’s common stock based on the average closing price of the company’s common stock over the 20 day trading period ending on the third trading day immediately preceding November 16, 2004: (i) 0.9262 shares if the average closing price equals or exceeds $107.97, (ii) a number of shares having a value equal to $100.00 if the average closing price is less than $107.97 but greater than $88.50 and (iii) 1.1299 shares if the average closing price is less than or equal to $88.50. Prior to November 16, 2004, holders of equity security units have the opportunity to participate in a remarketing of the senior note component. Interest expense on the Equity Security Units amounts to $36,225,000 annually. In the event that the Equity Security Units were converted to common stock at the end of their three year term and the stock price was equal to redemption price of $100 an additional 6,900,000 shares would be issued at that time. Based upon the proforma information contained on pages 50 through 52 the earnings per share effect of the issuance would increase outstanding shares from 159.18 million to 166.08 million, reducing basic earnings per share from $2.89 to $2.77. The ultimate number of shares issued will be based upon the ultimate price of Northrop Grumman common stock at the end of the redemption period. If the above circumstances were to occur, interest expense would decrease by $36,225,000 resulting in an equivalent increase in income before taxes.

COMPARISON OF RIGHTS OF HOLDERS
OF NORTHROP GRUMMAN COMMON STOCK AND
TRW CAPITAL STOCK

Upon completion of the offer to exchange and the TRW merger, TRW shareholders will become stockholders of Northrop Grumman, rather than shareholders of TRW. Since Northrop Grumman is a Delaware corporation, the rights of the stockholders of Northrop Grumman are governed by the applicable laws of the State of Delaware, including the Delaware General Corporation Law, and by Northrop Grumman’s charter and bylaws. Since TRW is an Ohio corporation, the rights of the shareholders of TRW are governed by the applicable laws of the State of Ohio, including the Ohio Revised Code, and by TRW’s amended articles of incorporation and regulations.

The following is a summary comparison of:

•	the current rights of TRW shareholders under the Ohio Revised Code and the TRW amended articles of incorporation and regulations; and

•
the rights TRW shareholders will have as Northrop Grumman stockholders under the Delaware General Corporation Law and the Northrop Grumman charter and bylaws upon the completion of the offer to exchange and the TRW merger.

The following summary discusses of some of the material differences between the current rights of Northrop Grumman stockholders and TRW shareholders under the Delaware General Corporation Law and Ohio Revised Code, and under the charter and bylaws of Northrop Grumman and the amended articles of incorporation and regulations of TRW. The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the Delaware General Corporation Law, the Ohio Revised Code, Northrop Grumman’s charter, Northrop Grumman’s bylaws, TRW’s amended articles of incorporation and TRW’s regulations. Copies of the Northrop Grumman charter and bylaws and the TRW amended articles of incorporation and regulations are incorporated by reference herein and will be sent to TRW shareholders, upon request. See “Additional Information” beginning on page 63.

Corporate Governance

Northrop Grumman.    The rights of Northrop Grumman stockholders are governed by Delaware corporate law and the charter and bylaws of Northrop Grumman.

TRW.    The rights of TRW shareholders are governed by Ohio corporate law and the amended articles of incorporation and regulations of TRW.

Authorized Capital Stock

Northrop Grumman.    The authorized capital stock of Northrop Grumman currently consists of 410,000,000 shares of capital stock consisting of (i) 400,000,000 shares of common stock, par value $1.00 per share and  (ii) 10 million shares of preferred stock, par value $1.00 per share.

TRW.    The authorized capital stock of TRW currently consists of 505,099,536 shares of capital stock consisting of (i) 500,000,000 shares of common stock, no par value per share, (ii) 99,536 shares of Serial Preference Stock, no par value per share and (iii) 5 million shares of Serial Preference Stock II, no par value per share.

Number, Classification and Election Board of Directors

Northrop Grumman.    The Northrop Grumman charter provides that the board of directors is to be divided into three classes of directors, each as nearly equal in number as possible, with each director elected for a term expiring at the third succeeding annual meeting of stockholders after his or her election. The bylaws of Northrop Grumman provide that the number of directors will be fixed by resolution of the board of directors, but will be no less than three members. As of April 3, 2002, the Northrop Grumman board consisted of 10 directors.

Neither the Northrop Grumman charter nor the Northrop Grumman bylaws permits cumulative voting for the election of directors.

TRW.    The TRW regulations provide that the board of directors is to be divided into three classes of directors with each director elected for a term expiring at the third succeeding annual meeting of shareholders after his or her election. The number of directors will be fixed by action of the board of directors, but will be no less than 12 members and no more than 18 members. As of March 4, 2002, the TRW board consisted of 13 directors with five directors per class.

The Ohio Revised Code provides that any shareholder may give written notice requesting that cumulative voting be used for the election of directors. The notice must be given to the President, a Vice-President or the Secretary of a corporation, generally not less than 48 hours before the time fixed for holding a meeting of shareholders for the purpose of electing directors. Furthermore, an announcement of the giving of such notice must be made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of such shareholder.

Removal of Directors

Northrop Grumman.    The Northrop Grumman charter provides that directors may be removed only for cause and only by the affirmative vote of the holders of not less than 80% of all outstanding shares of capital stock of Northrop Grumman having general voting power entitled to vote in connection with the election of a director, regardless of class and voting together as a single voting class; provided, however, that where the removal is approved by a majority of Continuing Directors (as defined in the Northrop Grumman charter), the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of that director, regardless of class and voting together as a single voting class, is required for approval of removal.

TRW.    Under the TRW amended articles of incorporation and the Ohio Revised Code, directors may be removed only for cause and only by the affirmative vote of the holders of not less than two-thirds of all outstanding shares of capital stock of TRW.

Newly Created Directorships and Vacancies

Northrop Grumman.    The charter and bylaws of Northrop Grumman provide that any vacancies on the board or newly created directorships may be filled solely by the affirmative vote of a majority of the remaining directors, although less than a quorum. However, the Delaware General Corporation Law also provides that if the directors then in office constitute less than a majority of the board of directors, then, upon application by stockholders representing at least 10% of the outstanding shares entitled to vote for those directors, the Court of Chancery may order a stockholder election of director to be held.

TRW.    TRW’s regulations and the Ohio Revised Code provide that any vacancies on the board and newly created directorships may be filled by the affirmative vote of a majority of the directors then in office.

Quorum

Northrop Grumman.    Northrop Grumman’s bylaws provide for a quorum of a majority of the board of directors, except that when the board of directors consists of one director, then the one director will constitute a quorum.

TRW.    The regulations of TRW provide that a quorum of the board of directors is the lesser of a majority of the board of directors then in office or five directors.

Annual Meetings of Stockholders/Shareholders

Northrop Grumman.    The bylaws of Northrop Grumman provide that the annual meeting of stockholders will be held between May 1 and July 1 of each year on such date and time fixed by the board of directors.

TRW.    The regulations of TRW provide that the annual meeting of shareholders will be held on the last Wednesday in April of each year, unless such day is a legal holiday, in which case the annual meeting will be held on the next day that is not a legal holiday.

Special Meetings of Stockholders/Shareholders

Northrop Grumman.    Under the charter and bylaws of Northrop Grumman, special meetings of the stockholders may be called at any time by a majority of the board of directors, the Chairman of the board of directors or by the President and Chief Executive Officer.

TRW.    TRW’s regulations provide that special meetings of the shareholders may be called at any time by  (i) the Chairman of the board of directors, (ii) the President, (iii) a Vice President, (iv) the board of directors acting at a meeting, (v) a majority of the board of directors acting without a meeting, or (vi) holders of not less than 35% of all of the outstanding shares entitled to vote at such meeting.

Quorum

Northrop Grumman.    Northrop Grumman’s bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote at a meeting constitutes a quorum for that meeting, except as otherwise provided by the Delaware General Corporation Law.

TRW.    TRW’s regulations provide that the presence in person or by proxy of the holders of not less than 35% of the shares entitled to vote at the meeting with respect to a purpose stated in the notice of such meeting constitutes a quorum for that meeting.

Certain Voting Requirements

Northrop Grumman.    Under the Northrop Grumman bylaws, except as otherwise provided by the Northrop Grumman charter or by applicable law, action by Northrop Grumman stockholders generally is taken by the affirmative vote, at a meeting at which a quorum is present, of a majority of the votes cast on that action, including certain extraordinary actions, such as mergers, consolidations and amendments to the Northrop Grumman charter. However, the Northrop Grumman charter requires the affirmative vote of the holders of not less than 80% of the outstanding shares of voting stock to approve an amendment of certain articles in the charter. The charter also requires the affirmative vote of at least 80% of all outstanding shares entitled to vote to approve a Business Combination (as defined in the Northrop Grumman charter) involving specific related persons.

Each share of Northrop Grumman common stock entitles the holder to one vote on each matter upon which stockholders have the right to vote.

TRW.    Under the TRW regulations, except as otherwise provided by the TRW amended articles of incorporation or by applicable law, action by TRW shareholders generally is taken by the affirmative vote, at a meeting at which a quorum is present, of a majority of the votes cast on that action. However, the TRW amended articles of incorporation require the affirmative vote of the holders of at least two-thirds of the outstanding shares of Serial Preference Stock II or at least two-thirds of the outstanding shares of Serial Preference Stock II, as the case may be, voting separately as a class, to approve the amendment of certain articles in the amended articles of incorporation or the regulations.

Each share of TRW common stock and each share of Serial Preference Stock II entitles the holder to one vote on each matter upon which TRW shareholders have the right to vote. Each share of Serial Preference Stock II entitles the holder to two votes on each matter upon which TRW shareholders have the right to vote.

Stockholder/Shareholder Action by Written Consent

Northrop Grumman.    Under the Northrop Grumman charter and bylaws, any action required or permitted to be taken by the stockholders must be effected at a duly called annual meeting or at special meeting of stockholders, unless such action requiring or permitting stockholder approval is approved by a majority of the continuing directors (as defined in the Northrop Grumman charter), in which case that action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted provided all other requirements of applicable law and the charter have been satisfied.

TRW.    The Ohio Revised Code provides that shareholder action may be taken without a meeting upon the written consent of the holders of all the outstanding shares entitled to vote. Shareholder action to amend the TRW regulations may be taken without a meeting upon the written consent of the holders of two-thirds of the outstanding shares entitled to vote.

Business Conducted at Stockholders’/Shareholders’ Meetings

Northrop Grumman.    The Northrop Grumman bylaws provide that with respect to any stockholder meeting, nominations of persons election to the board and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the board of directors, (b) by a stockholder of record who is entitled to vote and who has complied with the advance notice procedures set forth in the bylaws or  (c) pursuant to Northrop Grumman’s notice with respect to that meeting.

TRW.    Under the Ohio Revised Code, shareholders must be given written notice of the time, place and purpose or purposes of every shareholder meeting, except as otherwise provided in the Ohio Revised Code.

Amendments of Charter/Articles of Incorporation

Northrop Grumman.    Under the Delaware General Corporation Law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote is required to amend the Northrop Grumman charter. In addition, amendments that make changes relating to the capital stock by increasing or decreasing the par value or the aggregate number of authorized shares of a class or otherwise adversely affecting the rights of that class, must be approved by the majority vote of each class of stock affected, unless, in the case of an increase in the number of shares, the certificate of incorporation takes away that right, and provided that, if the amendment affects some series, then only those series have such vote. The Northrop Grumman charter provides that specified articles may be adopted, repealed, rescinded, altered or amended only by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class, and where that action is proposed by an interested stockholder (as defined in the Northrop Grumman charter) or an associate or affiliate (each as defined in the Northrop Grumman charter) of an interested stockholder, by the majority of the voting power of all of the outstanding shares of voting stock, voting together as a single class, other than shares held by the interested person; provided, however, that where the action is approved by a majority of the continuing directors (as defined in the Northrop Grumman charter), the affirmative vote of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class shall be required for approval of that action.

TRW.    Under the Ohio Revised Code, TRW’s amended articles of incorporation may be amended by the affirmative vote of two-thirds of the voting power of the corporation, unless otherwise specified in the corporation’s articles of incorporation. The TRW articles of incorporation provide that the affirmative vote of the holders of at least two-thirds of the outstanding shares of Serial Preference Stock or at least two-thirds of the outstanding shares of Serial Preference Stock II, as the case may be, voting separately as a class, is required to amend, alter or repeal any of the provisions of the amended articles of incorporation that (i) adversely affect the voting powers, rights or preferences of the holders of Serial Preference Stock or the holders of Serial Preference Stock II, respectively or (ii) reduce the time for any notice to which the holders of Serial Preference Stock or the holders of Serial Preference Stock II may be entitled.

Amendments of Bylaws/Regulations

Northrop Grumman.    Under the Northrop Grumman charter and bylaws, the bylaws may be adopted, repealed, rescinded, altered or amended by stockholders, but only by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class and, where such action is proposed by an interested stockholder or by any associate or affiliate of an interested stockholder, by a majority of the voting power of all outstanding shares or voting stock, regardless of class and voting together as a single class, other than the shares held by such interested stockholders; provided, however, that where such action is approved by a majority of the continuing directors, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class shall be required for approval of that action.

TRW.    The TRW regulations may be amended at a meeting of the shareholders by the affirmative vote of the holders of not less than two-thirds of all outstanding shares of capital stock of TRW having the general voting power entitled to vote on such amendment. The TRW amended articles of incorporation provide that the affirmative vote of the holders of at least two-thirds of the outstanding shares of Serial Preference Stock or at least two-thirds of the outstanding shares of Serial Preference Stock II, as the case may be, voting separately as a class, is required to amend, alter or repeal any of the provisions of the regulations that (i) adversely affect the voting powers, rights or preferences of the holders of Serial Preference Stock or the holders of Serial Preference Stock II, respectively or (ii) reduce the time for any notice to which the holders of Serial Preference Stock or the holders of Serial Preference Stock II may be entitled.

Business Combinations

Northrop Grumman.    Under the Delaware General Corporation Law, a majority of the outstanding shares is needed to adopt a plan of merger or consolidation. The Delaware General Corporation Law prohibits a Delaware corporation which has a class of stock which is listed on a national stock exchange or which has 2,000 or more stockholders of record from engaging in a business combination with an interested stockholder (generally, the beneficial owner of 15% or more of the corporation’s outstanding voting stock) for three years following the time the stockholder became an interested stockholder, unless, prior to that time, the corporation’s board of directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or if at least two-thirds of the outstanding shares not owned by that interested stockholder approve the business combination, or if, upon becoming an interested stockholder, that stockholder owned at least 85% of the outstanding shares (excluding those held by officers, directors and some employee stock plans). In addition to the Delaware General Corporation Law requirements, the Northrop Grumman charter provides that, subject to various exceptions, any business combination between Northrop Grumman or any subsidiary and an interested stockholder (as defined in the Northrop Grumman Charter) must be approved by the holders of at least 80% of the voting power of all outstanding voting stock, regardless of class and voting together as a single class, and a majority of the voting power of all outstanding shares of voting stock, other than the shares held by any interested stockholder which is a party to such business combination or by any affiliate or associates of such interested stockholder, regardless of class and voting together as single voting class.

TRW.    Under the Ohio Revised Code, the affirmative vote of two-thirds of the outstanding shares is needed to adopt a plan of merger or consolidation. The Ohio Revised Code prohibits an Ohio corporation which has 50 or more shareholders of record and that has its principal place of business, its principal executive offices, assets having substantial value or a substantial percentage of its assets within Ohio from engaging in a business combination with an interested shareholder (a shareholder that can exercise, directly or indirectly, 10% of the voting power of the corporation) for three years following the time the shareholder became an interested shareholder, unless, (i) the directors of the corporation have approved the transactions or the interested shareholder’s acquisition of shares of the corporation prior to the date such shareholder became an interested shareholder of the corporation, or (ii) the corporation, by action of its shareholders holding at least two-thirds of the voting power of the corporation, adopts an amendment to its charter specifying that Chapter 1704 of the Ohio Revised Code shall not be applicable to the corporation. This prohibition also applies to a person or entity, whether or not an interested shareholder, that is or after the business combination would be, an affiliate or associate of an interested shareholder. The Ohio Revised Code further provides that the business combination may still be prohibited after the three-year period unless either (i) certain “fair-price” provisions are complied with or (ii) the transaction is approved by certain super majority shareholder votes.

Under Chapter 1704 of the Ohio Revised Code, an interested shareholder includes a person who is the beneficial owner of a sufficient number of shares of a corporation that such person can exercise directly or indirectly 10% of the voting power of the corporation.

Under Section 1701.831 of the Ohio Revised Code, unless the charter or regulations of a corporation otherwise provide, any control share acquisition of an issuing public corporation can only be made with the prior approval of the corporation’s shareholders. A “control share acquisition” is defined as any acquisition of shares of a corporation that, when added to all other shares of that corporation that the acquiring person may exercise or direct the exercise of the voting power of, would enable that person to exercise or direct the exercise of levels of voting power in any of the following ranges: at least 20% but less than 33 1/3%; at least 33 1/3% but less than 50%; or 50% or more.

In addition to the requirements of the Ohio Revised Code, the TRW amended articles of incorporation requires the affirmative vote of at least two-thirds of the outstanding shares of Serial Preference Stock or at least two-thirds of the outstanding shares of Serial Preference Stock II, as the case may be, voting separately as a class, to approve a merger or consolidation of the corporation.

Rights Plan

Northrop Grumman.    Northrop Grumman entered into a Rights Agreement, dated January 31, 2001, between Northrop Grumman and EquiServe Trust Company, N.A., as amended.

TRW.    TRW does not have a shareholders’ rights plan.

ADDITIONAL INFORMATION

Northrop Grumman and TRW file annual, quarterly and special reports, proxy statements and other information with the SEC. Shareholders may read and copy this information at the following locations of the SEC:

Public Reference Room 450 Fifth Street, N.W. Room 1024 Washington, D.C. 20549	North East Regional Office 233 Broadway 13th Floor New York, New York 10279	Midwest Regional Office 175 Jackson Boulevard Chicago, Illinois 60604

Shareholders may obtain information on the operation of the Public Reference Rooms by calling the SEC at 1-800-SEC-0330. Shareholders may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates.

The SEC also maintains an Internet world wide web site that contains reports, proxy statements and other information about issuers like Northrop Grumman and TRW who file electronically with the SEC. The address of that site is http://www.sec.gov.

Northrop Grumman filed a registration statement on Form S-4 with the SEC under the Securities Act to register the Northrop Grumman common stock to be issued in the offer to exchange and the TRW merger. This offer to exchange is a part of that registration statement. As allowed by SEC rules, this offer to exchange does not contain all the information shareholders can find in the registration statement or the exhibits to the registration statement. In addition, on March 4, 2002 Northrop Grumman also filed with the SEC a statement on Schedule TO pursuant to Rule 14d-3 under the Exchange Act to furnish various information about the offer to exchange. Shareholders may obtain copies of the Form S-4 and the Schedule TO, and any amendments to those documents, in the manner described above.

The SEC allows Northrop Grumman to incorporate by reference information into this offer to exchange, which means that Northrop Grumman can disclose important information to shareholders by referring shareholders to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this offer to exchange, except for any information superseded by information contained directly in this offer to exchange.

This offer to exchange incorporates by reference the documents listed below that Northrop Grumman and TRW have previously filed with the SEC. These documents contain important information about Northrop Grumman and TRW and their business, financial condition and results of operations.

The following documents filed by Northrop Grumman with the SEC are incorporated by reference:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed on March 22, 2002;

•	Proxy Statement for the Annual Meeting of Stockholders of Northrop Grumman held on May 16, 2001, as filed on April 13, 2001;

•	Preliminary Proxy Statement for the Special Meeting of Shareholders of TRW to be held on April 22, 2002, as filed on March 4, 2002;

•	Definitive Proxy Statement for the Annual Meeting of Shareholders of TRW to be held on April 24, 2002, as filed on April 1, 2002;

•	Definitive Additional Materials on Schedules 14A for the Annual Meeting of Shareholders of TRW to be held on April 24, 2002, as filed on April 1, 2002;

•	Current Reports on Form 8-K, as filed on March 4, 2002;

•	Current Reports on Form 8-K, as filed on March 13, 2002;

•
The description of Northrop Grumman’s common stock set forth in Northrop Grumman’s registration statement on Form S-3 filed by Northrop Grumman pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating the description as filed on January 18, 2002; and

•	Tender Offer Statement on Schedule TO, as filed on March 4, 2002, as it may be amended from time to time.

The following documents filed by TRW with the SEC are incorporated by reference:

•
Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed on March 4, 2002 and amended on April 1, 2002 (except for the report of TRW’s independent accountants contained in that report which is not incorporated in this offer to exchange by reference because the consent of TRW’s independent accountants has not yet been obtained);

•	Solicitation/Recommendation on Schedule 14D-9C, as filed on March 4, 2002;

•	Solicitation/Recommendation on Schedule 14D-9, as filed on March 13, 2002 and amended on April 2, 2002;

•	Current Reports on Form 8-K, as filed on March 4, 2002;

•	Current Reports on Form 8-K, as filed on March 13, 2002 and amended on April 2, 2002;

•	Proxy Statement for the Annual Meeting of Shareholders to be held on April 24, 2002, as filed on March 4, 2002;

•	Solicitation/Recommendation on Schedule 14D-9, as filed on March 13, 2002;

•	Preliminary Proxy Statement for the Special Meeting of Shareholders to be held on April 22, 2002, as filed on March 13, 2002; and

•
The description of TRW’s common stock set forth in TRW’s registration statement on Form S-3 filed by TRW pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating the description, as filed on October 15, 1999.

All documents filed by Northrop Grumman or TRW pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this offer to exchange to the date that shares are accepted for exchange pursuant to the offer to exchange (or the date that the offer to exchange expires or is terminated) shall also be deemed to be incorporated in this offer to exchange by reference.

Documents incorporated by reference are available from Northrop Grumman without charge upon request to Northrop Grumman’s information agent, D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, toll-free at 1-800-755-7250. In order to ensure timely delivery, any request should be submitted no later than March 22, 2002 (five business days before the initial scheduled expiration date of the offer to exchange). If shareholders request any incorporated documents from Northrop Grumman, Northrop Grumman will mail them to shareholders by first class mail, or another equally prompt means, within one business day after Northrop Grumman receives their request.

Northrop Grumman has not authorized anyone to give any information or make any representation about the offer to exchange that is different from, or in addition to, that contained in this offer to exchange or in any of the materials that Northrop Grumman has incorporated by reference into this offer to exchange. Therefore, if anyone does give TRW shareholders information of this sort, TRW shareholders should not rely on it. If TRW shareholders are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this offer to exchange are unlawful, or if TRW shareholders are a person to whom it is unlawful to direct these types of activities, then Northrop Grumman’s offer presented in this offer to exchange does not extend to such shareholders. The information contained in this offer to exchange speaks only as of the date of this offer to exchange unless the information specifically indicates that another date applies.

TRW INFORMATION

While Northrop Grumman has included in this offer to exchange information concerning TRW known to Northrop Grumman based on publicly available information (primarily filings by TRW with the SEC), Northrop Grumman is not affiliated with TRW, and TRW has not permitted Northrop Grumman to have access to their books and records. Therefore, non-public information concerning TRW was not available to Northrop Grumman for the purpose of preparing this offer to exchange. Although Northrop Grumman has no knowledge that would indicate that statements relating to TRW contained or incorporated by reference in this offer to exchange are inaccurate or incomplete, Northrop Grumman was not involved in the preparation of those statements and cannot verify them.

Pursuant to Rule 409 under the Securities Act and Rule 12b-21 under the Exchange Act, Northrop Grumman is requesting that TRW provide Northrop Grumman with information required for complete disclosure regarding the businesses, operations, financial condition and management of TRW. Northrop Grumman will amend or supplement this offer to exchange to provide any and all information Northrop Grumman receives from TRW, if Northrop Grumman receives the information before the offer to exchange expires and Northrop Grumman considers it to be material, reliable and appropriate. In addition, pursuant to Rule 439 under the Securities Act, Northrop Grumman is requesting that TRW’s independent accountants, Ernst & Young LLP, provide Northrop Grumman with the consent required for Northrop Grumman to incorporate by reference into this offer to exchange the Ernst & Young LLP audit report included in TRW’s Annual Report on Form 10-K for the year ended December 31, 2001. If Northrop Grumman receives this consent, Northrop Grumman will promptly file it as an exhibit to Northrop Grumman’s registration statement of which this offer to exchange forms a part.

FORWARD-LOOKING STATEMENTS

Certain statements and assumptions in this offer to exchange and in the documents incorporated by reference contain or are based on “forward-looking” information and involve risks and uncertainties. Such forward-looking information includes the statements as to the impact of the proposed acquisition on revenues and earnings. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Northrop Grumman’s control. These include governmental regulatory processes, Northrop Grumman’s ability to successfully integrate the operations of TRW, achieve a successful transaction or other resolution with respect to the TRW automotive sector, assumptions with respect to future revenues, expected program performance and cash flows, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, and anticipated costs of capital investments. Northrop Grumman’s operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies. Actual outcomes are dependent upon many factors, including, without limitation, Northrop Grumman’s successful performance of internal plans; government customers’ budgetary restraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and global needs for military aircraft, military and civilian electronic systems and support and information technology; as well as other economic, political and technological risks and uncertainties and other risk factors set out in Northrop Grumman’s filings from time to time with the SEC, including, without limitation, Northrop Grumman’s reports on Form 10-K and Form 10-Q.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include:

•	Northrop Grumman’s dependence on sales to the U.S. Government;

•	Northrop Grumman’s successful performance of internal plans;

•	government customers’ budgetary restraints;

•	customer changes in short-range and long-range plans;

•	domestic and international competition in both the defense and commercial areas;

•	product performance;

•	continued development and acceptance of new products;

•	performance issues with key suppliers and subcontractors;

•	government import and export policies;

•	termination of government contracts, which may include termination for the convenience of the government;

•	the outcome of political and legal processes;

•
legal, financial and governmental risks related to international transactions and global needs for military and commercial aircraft, electronic systems and support, information technologies and ships; and

•	other economic, political and technological risks and uncertainties.

See also “Risk Factors” beginning on page 10, and the risk factors disclosed in Northrop Grumman’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and Northrop Grumman’s Registration Statement on Form S-3 as filed on January 18, 2002, which are incorporated herein by reference. Readers are cautioned not to put undue reliance on forward-looking statements.

LEGAL MATTERS

The legality of the Northrop Grumman common stock offered by this offer to exchange will be passed upon by John H. Mullan, Corporate Vice President and Secretary of Northrop Grumman. Mr. Mullan is paid a salary by Northrop Grumman, is a participant in various employee benefit plans offered to employees of Northrop Grumman generally and owns and has options to purchase shares of Northrop Grumman common stock.

EXPERTS

The consolidated financial statements and related financial statement schedule incorporated in this offer to exchange by reference from Northrop Grumman’s Annual Report on Form 10-K for the year ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ANNEX A

DIRECTORS AND EXECUTIVE OFFICERS OF NORTHROP GRUMMAN

The name, age, business address, present principal occupation or employment and five-year employment history of each of the directors and executive officers of Northrop Grumman are set forth below. Unless otherwise indicated, each position set forth opposite an individual’s name refers to employment with Northrop Grumman and each individual has held that position for at least the last five years. Each director and executive officer listed below is a citizen of the United States of America. Unless otherwise indicated below, the business address of each person is c/o Northrop Grumman Corporation, 1840 Century Park East, Los Angeles, California 90067. Addresses of corporations and organizations with which the directors and executive officers have been employed or have held a position in the past five years are listed on Attachment A to Annex A.

Directors (Including Executive Officers Who Are Directors)

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
John T. Chain, Jr.	67
Director of Northrop Grumman since 1991. General, United States Air Force (Ret.) and Chairman of the Board, Thomas Group, Inc., a management consulting company. General Chain has been Chairman of Thomas Group, Inc. since May 1998 and has been a member of the Board of Directors of Thomas Group since May 1995. He has also served as the President of Quarterdeck Equity Partners, Inc. since December 1996. He served as Special Assistant to the Chairman of Burlington Northern Santa Fe Corporation from November 1995 to March 1996, and as an Executive Vice President of Burlington Northern from 1991 to November 1995. During his military career, General Chain’s commands included military assistant to the Secretary of the Air Force, Director of Politico-Military Affairs, Department of State and Chief of Staff of Supreme Headquarters Allied Powers Europe. After serving as Commander in Chief, Strategic Air Command, he retired from the Air Force in February 1991. General Chain serves as a director of R.J. Reynolds, Inc. and Kemper Insurance Company.

Lewis W. Coleman	60
Director of Northrop Grumman since 2001. President, Gordon and Betty Moore Foundation. Mr. Coleman became President of the Gordon and Betty Moore Foundation in January 2001. In December 2000, he resigned as Chairman of Banc of America Securities LLC, a subsidiary of Bank of America Corporation, after having served in that position since joining Banc of America Securities, LLC in December 1995. Prior to that, he spent ten years at BankAmerica Corporation where he held various positions including Chief Financial Officer, head of World Banking Group and head of Capital Markets. Previous to that he spent thirteen years with Wells Fargo & Co. in a variety of wholesale and retail banking positions. He is also on the Board of Directors of Chiron Corporation.

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
Vic Fazio	59
Director of Northrop Grumman since 2000. Senior Partner, Clark & Weinstock, a consulting firm. Mr. Fazio served as a Member of Congress for 20 years representing California’s third congressional district. During that time he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected Democratic Leadership in the House from 1991-1998 including four years as Chair of the Democratic Caucus, the third ranking position in the party. From 1975 to 1978 Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. Upon leaving Congress in early 1999, he became a Senior Partner at Clark & Weinstock, a strategic communications consulting firm. He is a member of numerous boards including The California Institute, Coro National Board of Governors, which he chairs, the U.S. Capitol Historical Society, the Board of the U.S. Capitol Visitors Center and the Board of Visitors, The University of California at Davis Medical School.

Phillip Frost	65
Director of Northrop Grumman since 1996. Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation, a pharmaceutical company. Dr. Frost has served as Chairman of the Board of Directors and Chief Executive Officer of IVAX Corporation since 1987 and served as President from 1991 to 1995. Dr. Frost was Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1972 to 1990 and was Chairman of the Board of Directors of Key Pharmaceuticals, Inc. from 1972 to 1986. He is Chairman of Whitman Education Group and Vice Chairman of Continucare Corporation. He is also Chairman of the Board of Trustees of the University of Miami, a member of the Board of Governors of the American Stock Exchange and a director of Ladenburg Thalmann & Co., an investment banking and brokerage company.

Kent Kresa	64
Director of Northrop Grumman since 1987. Chairman and Chief Executive Officer. Mr. Kresa was elected President and Chief Operating Officer of the company in 1987. He was named Chief Executive Officer in 1989 and Chairman of the Board in 1990. Mr. Kresa is a member of the National Academy of Engineering and is a past Chairman of the Board of Governors of the Aerospace Industries Association.

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
Charles R. Larson	65
Director of Northrop Grumman since 2000. Admiral, United States Navy (Ret.). Admiral Larson is recognized as the first Naval officer to be selected as a White House Fellow. He also served as Naval aide to the President. He served as superintendent of the U.S. Naval Academy from 1983 to 1986 and in 1991 he became senior military commander in the Pacific. He returned to U.S. Naval Academy in 1994, where he served as superintendent until 1998. Currently, Admiral Larson is Chairman of the Board of the U.S. Naval Academy Foundation, Vice Chairman of the Board of Regents of the University System of Maryland and serves on the board of directors of such organizations as Unocal Corporation, Constellation Energy Group, Inc., Edge Technologies, Inc., Fluor Global Services, the Atlantic Council, Military.com and the National Academy of Sciences’ Committee on International Security and Arms Control. In addition, he is a member of the Council on Foreign Relations and is a senior fellow of The CNA Corporation.

Jay H. Nussbaum	58
Director of Northrop Grumman since 2001. Mr. Nussbaum became an Executive Vice President of KPMG Consulting, Inc. in January 2002. Prior to this, he was Executive Vice President for Oracle Service Industries and was a member of Oracle Corporation’s Executive Committee. He began his career at Oracle in 1991 as the Senior Vice President and General Manager of what was then Oracle Federal. Mr. Nussbaum also spent 24 years at Xerox Corporation where his last position was President, Integrated Systems Operations. Mr. Nussbaum has served on a number of advisory boards and committees for the University of Maryland and has served in various advisory capacities at George Mason University and James Madison University. He is also on the board of directors of Sideware, Inc. and MicroStrategy, Inc.

Aulana L. Peters	60
Director of Northrop Grumman since 1992. Ms. Peters is a retired partner of the law firm of Gibson, Dunn & Crutcher where she was a partner from 1988 to December 2000. Effective January 1, 2001 she was elected to the Public Oversight Board of the AICPA. From 1984 to 1988 she served as Commissioner of the Securities and Exchange Commission. Ms. Peters is a director of Callaway Golf Company, Merrill Lynch & Co., Inc. and 3M Corporation. She is also a member of the Board of Directors of Community Television for Southern California (KCET). Ms. Peters served as a member of the Financial Accounting Standards Board Steering Committee for its Financial Reporting Project and as a member of the Public Oversight Board’s Panel on Audit Effectiveness.

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
John Brooks Slaughter	68
Director of Northrop Grumman since 1993. President and Chief Executive Officer, The National Action Council for Minorities in Engineering, Inc. Dr. Slaughter held electronics engineering positions with General Dynamics Convair and the U.S. Navy Electronics Laboratory. In 1975, he became Director of the Applied Physics Laboratory of the University of Washington. In 1977, he was appointed Assistant Director for Astronomics, Atmospherics, Earth and Ocean Sciences at the National Science Foundation. From 1979 to 1980, he served as Academic Vice President and Provost of Washington State University. In 1980, he returned to the National Science Foundation as Director and served in that capacity until 1982 when he became Chancellor of the University of Maryland, College Park. From 1988 to July 1999, Dr. Slaughter was President of Occidental College in Los Angeles and in August 1999, he assumed the position of Melbo Professor of Leadership in Education at the University of Southern California. In June 2000, Dr. Slaughter was named President and Chief Executive Officer of The National Action Council for Minorities in Engineering, Inc. He is a member of the National Academy of Engineering, a fellow of the American Academy of Arts and Sciences and serves as a director of Solutia, Inc. and International Business Machines Corporation.

Ronald D. Sugar	53
Director of Northrop Grumman since 2001. President and Chief Operating Officer since September 2001. Dr. Sugar was elected President and Chief Executive Officer of Litton Industries, Inc. when it became a subsidiary of Northrop Grumman on April 3, 2001, and was also elected as Corporate Vice President and a member of the Board of Directors of Northrop Grumman at that time. He joined Litton Industries as President and Chief Operating Officer in June 2000 and was elected to the Board of Directors of Litton Industries in September 2000. Dr. Sugar served as President and Chief Operating Officer of TRW Aerospace & Informations System and as a Member of the Chief Executive Office of TRW, Inc. from 1998 to 2000. He joined TRW in 1981 and served as Executive Vice President and Chief Financial Officer from 1994 to 1996 and Executive Vice President and General Manager of the TRW Automotive Electronics Group from 1996 to 1998. He is also a member of the National Security Telecommunications Advisory Committee, the Conference Board Council of Operating Executives and the Board of Governors of the Aerospace Industries Association and is a Trustee of the National Defense Industrial Association.

Executive Officers Who Are Not Directors (as of April 2002)

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
Herbert W. Anderson	62
Corporate Vice President and President, Information Technology Sector (formerly known as Logicon, Inc.). Mr. Anderson was Corporate Vice President, President and Chief Executive Officer, of Logicon, Inc. Prior to January, 1999, Mr. Anderson was Corporate Vice President and General Manager of Data Systems and Services Division (1995-1998).

Frank G. Brandenberg	55
Corporate Vice President and President, Component Technologies Sector since September 2001. Prior to May 2001, Mr. Brandenberg was Senior Vice President, Electronic Components and Materials Group, Litton Industries, Inc. from 1997 to 1999, he served as President and Chief Executive Officer of EA Industries Inc. Mr. Brandenberg also served as President of the Client/Server Systems Business Unit and Deputy President of the Computer Systems Group, UNISYS Corporation from 1990 to 1997.

Phillip A. Dur	57
Corporate Vice President and President, Ship Systems Sector since October 2001. Mr. Dur served as Vice President, Program Operations, Electronic Systems Sector from December 1999 until October 2001. Before joining Northrop Grumman in 1999, Mr. Dur served as Vice President, Worldwide Business Development and Strategy, of Tenneco, Inc., a position he held from July 1997 to 1999. Prior to 1997, he served as the Executive Vice President of Walker Gillet Europe.

J. Michael Hateley	55
Corporate Vice President and Chief Human Resources and Administrative Officer of Northrop Grumman since 2000. Prior to January 1999, Mr. Hateley was Vice President, Human Resources, Security and Administration Military Aircraft Systems Division. Prior to 1996, he was Vice President, Human Resources, Security and Administration, B-2 Division.

Robert W. Helm	50	Corporate Vice President, Government Relations of Northrop Grumman since 1994.

Robert P. Iorizzo	61
Corporate Vice President and President, Electronic Systems Sector since August 2001. Previously, Mr. Iorizzo was Vice President and General Manager of Command, Control, Communications, Intelligence and Naval Systems Division, Electronic Systems Sector.

John H. Mullan	59	Corporate Vice President and Secretary of Northrop Grumman since 1999. Prior to this, Mr. Mullan was Acting Secretary. Prior to May 1998, he was Senior Corporate Counsel.

Albert F. Myers	56	Corporate Vice President and Treasurer of Northrop Grumman since 1994. Mr. Myers also serves on the Board of Directors of Moog, Inc.

Name and Business Address	Age	Present Principal Occupation or Employment; Five Year Employment History
Rosanne P. O’Brien	58
Corporate Vice President, Communications of Northrop Grumman since August 2000. Prior to this, Ms. O’Brien was Vice President, Communications since January 1999. Prior to 1999, Ms. O’Brien was Vice President, Corporate Relations for Allegheny Teledyne, Inc. Ms. O’Brien serves as a Director of Los Angeles Educational Partnership and is also a Trustee of California Sciences Center.

W. Burks Terry	51
Corporate Vice President and General Counsel of Northrop Grumman since August 2000. Prior to this, Mr. Terry became Vice President, Deputy General Counsel and Sector Counsel in October 1998 and prior to October, 1998 he was Vice President and Assistant General Counsel.

Thomas C. Schievelbein	48
Corporate Vice President and President, Newport News Sector since November 2001. Prior to this appointment, Mr. Schievelbein served as Executive Vice President and Chief Operating Officer, Newport News Shipbuilding, Inc. from 1995 to 1999.

Scott J. Seymour	51
Corporate Vice President and President, Integrated Systems Sector since January 2002. Mr. Seymour served as Sector Vice President, Air Combat Systems from 1998 to 2002, and B2 Program Manager from 1996 to 1998.

Richard B. Waugh, Jr.	58	Corporate Vice President and Chief Financial Officer of Northrop Grumman since 1993.

Sandra J. Wright	46
Corporate Vice President and Controller since June 2001. Prior to May 2001, Ms. Wright served as Vice President and Controller of Litton Industries, Inc. From 1999 to 2000, she served as Vice President and Controller of Aeroject, a GenCorp company, and Director of Financial Planning and Aeroject prior to that.

ATTACHMENT A

CORPORATION AND ORGANIZATION ADDRESSES

3M Corporation
(Minnesota Mining and Manufacturing)
3M Center
St. Paul, MN 55144

Aeroject
Highway 51 & Aeroject Rd.
Rancho Cordova, CA 95670

Aerospace Industries Association
1250 Eye Street, NW
Suite 1200
Washington, DC 20005-3924

American Institute of Certified Public
Accountants (AICPA)
1211 Avenue of the Americas
New York, NY 10036-8775

Allegheny Technologies Inc.
(formerly Allegheny Teledyne, Inc.)
1000 PPG Place
Pittsburgh, PA 15222

American Academy of Arts and Sciences
136 Irving Street
Cambridge, MA 02138

American Stock Exchange
86 Trinity Place
Eighth Floor
New York, NY 10006-1818

Atlantic Council of the United States
910 17th Street, NW
Suite 1000
Washington, D.C. 20006

Banc of America Securities LLC
600 Montgomery Street
San Francisco, CA 94111

The California Institute
419 New Jersey Ave., SE
Washington, D.C. 20003

California Science Center
700 State Drive
Los Angeles, CA 90037

Callaway Golf Company
2180 Rutherford Road
Carlsbad, CA 92008-7328

Chiron Corporation
4650 Horton Street
Emeryville, CA 94608-2916

Clark & Weinstock
1775 I Street, NW
Seventh Floor
Washington, D.C. 20006

CNA Corporation
4825 Mark Center Drive
Alexandria, VA 22311-1850

Community Television for Southern California
(KCET)
4401 Sunset Blvd.
Los Angeles, CA 90027

The Conference Board
Council of Operating Executives
845 Third Avenue
New York, NY 10022-6679

Constellation Energy Group
250 West Pratt Street
Baltimore, MD 21201

Continucare Corporation
80 SW 8 Street
Suite 2350
Miami, Florida 33130

Coro National
1010 West 39th Street
Kansas City, MO 64111

Council on Foreign Relations
1779 Massachusetts Ave., NW
Washington, D.C. 20036

EA Industries Inc.
185 Monmouth Parkway
West Long Branch, NJ 07764

Edge Technologies, Inc.
3701 Pender Drive # 150
Fairfax, VA 22030-6045

Fluor Global Services
1 Enterprise
Aliso Viejo, CA 92656

George Mason University
4400 University Drive
Fairfax, VA 22030-4444

Gibson, Dunn & Crutcher LLP
333 S. Grand Ave.
Los Angeles, CA 90071

Gordon and Betty Moore Foundation
386 Arguello Ave.
P.O. Box 29910
San Francisco, CA 94129

International Business Machines Corporation
One Old Orchard Road
Armonk, NY 10504

IVAX Corporation
4400 Biscayne Blvd.
Miami, FL 33137-3227

James Madison University
800 S. Main Street
Harrisonburg, VA 22807

Kemper Insurance Company
2810 Coliseum Dr. #450
Charlotte, NC 28217-4546

KPMG Consulting, Inc.
1676 International Drive
McLean, VA 22102

Ladenburg, Thalmann & Co.
590 Madison Avenue
New York, NY 10022

Litton Industries, Inc.
1840 Century Park East
Los Angeles, CA 90067-2199

Los Angeles Educational Partnership
315 West Ninth Street
Suite 1110
Los Angeles, CA 90015

Merrill Lynch & Co.
World Financial Center
North Tower
250 Vesey Street
New York, NY 10081-1332

MicroStrategy, Inc.
8000 Towers Crescent Drive
Vienna, VA 22182

Military.com
544 Pacific Ave.
Suite 300
San Francisco, CA 94133

Moog, Inc.
Seneca & Janison Road
East Aurora, NY 14052-0018

National Academy of Engineering
2101 Constitution Avenue, NW
Washington, D.C. 20418

Committee on International Security and Arms
Control
National Academy of Sciences
2101 Constitution Avenue, NW
FO 2035
Washington, D.C. 20418

National Action Council for Minorities in
Engineering
The Empire State Building
350 Fifth Ave.
Suite 2212
New York, NY 10119-2299

National Defense Industrial Association
2111 Wilson Blvd.
Suite 400
Arlington, VA 22201

National Security Telecommunications Advisory
Committee
National Communication System
Attention: N5
701 S. Courthouse Rd.
Arlington, VA 22204-2198

Newport News Shipbuilding
4101 Washington Avenue
Newport News, VA 23607

Northrop Grumman Corporation
1840 Century Park East
Los Angeles, CA 90067

Occidental College
1600 Campus Road
Los Angeles, CA 90041

Oracle Corporation
500 Oracle Parkway
Redwood City, CA 94605

Quarterdeck Equity Partners, Inc.
10100 Santa Monica Blvd.
Suite 1425
Los Angeles, CA 90067

R. J. Reynolds
401 North Main Street
Winston-Salem, NC 27102-2866

Sideware, Inc.
7900 Westpark Drive
Suite T300
McLean, VA 22102

Solutia, Inc.
575 Maryville Centre Drive
P.O. Box 66760
St Louis, MO 63166-6760

Tenneco Inc.
split into two companies:
Tenneco Automotive Inc.
500 North Field Dr.
Lake Forest, IL 60045
and
Pactiv Corporation
1900 West Field Court
Lake Forest, IL 60045

Thomas Group, Inc.
5221 N. O’Connor Blvd.
Suite 500
Irving, TX 75039

TRW Aerospace & Information Systems
TRW Automotive Electronics
1900 Richmond Road
Cleveland, OH 44124

UNISYS
UNISYS Way
Blue Bell, PA 19424

U.S. Capitol Historical Society
200 Maryland Ave., NE
Washington, D.C. 20002

U.S. Capitol Visitors Center
U.S. Capitol Building
Washington, D.C. 20510

U.S. Naval Academy
121 Blake Road
Annapolis, MD 21402-5000

U.S. Naval Academy Foundation
291 Wood Road, Beach Hall
Annapolis, MD 21402-5001

University of California at Davis
School of Medicine
One Shields Avenue
Davis, CA 95616

University System of Maryland
3300 Metzerott Road
Adelphi, MD 20783

University of Miami
Coral Gables, FL 33124

University of Southern California
Los Angeles, CA 90089

Unocal Corporation
2141 Rosecrans Ave.
Suite 4000
El Segundo, CA 90245

Whitman Education Group
4400 Biscayne Blvd.
Miami, FL 33137

ANNEX B

SECTIONS 1701.84 AND 1701.85 OF THE OHIO REVISED CODE
RIGHTS OF DISSENTING SHAREHOLDERS

1701.84    DISSENTING SHAREHOLDERS ENTITLED TO RELIEF

The following are entitled to relief as dissenting shareholders under section 1701.85 of the Revised Code:

(A)  Shareholders of a domestic corporation that is being merged or consolidated into a surviving or new entity, domestic or foreign, pursuant to section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.801 of the Revised Code;

(B)  In the case of a merger into a domestic corporation, shareholders of the surviving corporation who under section 1701.78 or 1701.781 of the Revised Code are entitled to vote on the adoption of an agreement of merger, but only as to the shares so entitling them to vote;

(C)  Shareholders, other than the parent corporation, of a domestic subsidiary corporation that is being merged into the domestic or foreign parent corporation pursuant to section 1701.80 of the Revised Code;

(D)  In the case of a combination or a majority share acquisition, shareholders of the acquiring corporation who under section 1701.83 of the Revised Code are entitled to vote on such transaction, but only as to the shares so entitling them to vote;

(E)  Shareholders of a domestic subsidiary corporation into which one or more domestic or foreign corporations are being merged pursuant to section 1701.801 of the Revised Code.

1701.85    QUALIFICATIONS OF AND PROCEDURES FOR DISSENTING SHAREHOLDERS

(A)  (1)  A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

(2)  If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

(3)  The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

(4)  In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

B-1

(5)  If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder’s failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

(B)  Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event,

B-2

payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

(C)  If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

(D)  (1)  The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

(a)  The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

(b)  The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

(c)  The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

(d)  The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

(2)  For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

(E)  From the time of the dissenting shareholder’s giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

B-3

ANNEX B
TO
PROXY STATEMENT
CONTROL SHARE
ACQUISITION LAW

Annex B

1701.831    CONTROL SHARE ACQUISITIONS; PRIOR SHAREHOLDER AUTHORIZATION REQUIRED; SEVERABILITY OF SECTION

(A)  Unless the articles or the regulations of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B)  Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal executive offices. Such acquiring person statement shall set forth all of the following:

(1)  The identity of the acquiring person;

(2)  A statement that the acquiring person statement is given pursuant to this section;

(3)  The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

(4)  The range of voting power, described in division (Z)(1)(a), (b), or (c) of section 1701.01 of the Revised Code, under which the proposed control share acquisition would, if consummated, fall;

(5)  A description in reasonable detail of the terms of the proposed control share acquisition;

(6)  Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C)  Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Unless the acquiring person agrees in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with section 1701.76, 1701.78, 1701.79, 1701.83, or 1701.831 of the Revised Code.

(D)  Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote thereat. Such notice shall include or be accompanied by both of the following:

(1)  A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

(2)  A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

(E)  The acquiring person may make the proposed control share acquisition if both of the following occur:

(1)  The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of interested shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

(2)  The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(F)  Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(G)  If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section, and the parts and applications of this section are severable.

EXCERPTS FROM SECTION 1701.01

1701.01    DEFINITIONS

As used in sections 1701.01 to 1701.98 of the Revised Code, unless the context otherwise requires:

(F)  “Shareholder” means a person whose name appears on the books of the corporation as the owner of shares of such corporation. Unless the articles, the regulations, or the contract of subscription otherwise provides, “shareholder” includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G)  “Person” includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(Y)  “Issuing public corporation” means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised Code.

(Z)(1) “Control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power as provided in this division, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

(a) One-fifth or more but less than one-third of such voting power;

(b) One-third or more but less than a majority of such voting power;

(c) A majority or more of such voting power.

A bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised Code.

(2)  The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

(a)  Prior to November 19, 1982;

(b)  Pursuant to a contract existing prior to November 19, 1982;

(c)  By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(d)  Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code;

(e)  Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with section 1701.78, 1701.781, or 1701.83 of the Revised Code provided the issuing public corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition;

(f)  The person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation’s purchase of shares issued by it.

The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised Code within the range of voting power under division (Z)(1)(a), (b), or (c) of this section that such person is entitled to exercise after such acquisition, provided, in the case of an acquisition in a manner described under division (Z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised Code in connection with such transferor’s acquisition of shares of the issuing public corporation.

(3)  The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised Code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of such voting power authorized pursuant to section 1701.831 of the Revised Code, or deemed to be so authorized under division (Z)(2) of this section.

(AA)  “Acquiring person” means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) “Acquiring person statement” means a written statement that complies with division (B) of section 1701.831 of the Revised Code.

(CC)(1) “Interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

(a)  An acquiring person;

(b)  Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

(c)  Any employee of the issuing public corporation who is also a director of such corporation;

(d)  Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised Code, if either of the following applies:

(i)  The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

(ii)  The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one per cent of the outstanding shares of the corporation entitled to vote in the election of directors.

(e)  Any person that transfers such shares for valuable consideration after the record date described in division (CC)(1)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(2)  If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised Code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

ANNEX C
TO
PROXY STATEMENT
ACQUIRING PERSON
STATEMENT

ANNEX C

ACQUIRING PERSON STATEMENT

This Acquiring Person Statement (this “Statement”), dated as of March 4, 2002, is being delivered to the principal executive offices of TRW Inc., an Ohio corporation (the “Company”) at 1900 Richmond Road, Cleveland, Ohio 44124 on behalf of Northrop Grumman Corporation, a Delaware corporation (the “Acquiring Person”).(1) The Acquiring Person is delivering this Statement pursuant to Section 1701.831 of Title 17 of the Ohio Revised Code in connection with the Acquiring Person’s exchange offer (the “Offer”) for all outstanding shares of capital stock of TRW pursuant to the Offer to Exchange filed by the Acquiring Person as a part of the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 4, 2002 (as amended from time to time, the “Offer to Exchange”), a copy of which is attached as Exhibit A hereto and incorporated herein by this reference. The principal executive office of the Acquiring Person is 1840 Century Park East, Los Angeles, California 90067.

The Acquiring Person currently owns, directly and indirectly, four shares of the outstanding capital stock of TRW. On the terms and subject to the conditions set forth in the Offer to Exchange and the related Letters of Transmittal, the Acquiring Person proposes to exchange shares of common stock of the Acquiring Person for up to 100% of the outstanding shares of the capital stock of TRW, which consists of Common Stock, $0.625 par value per share (“Common Shares”), Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share (“Series 1 Shares”) and Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share (“Series 3 Shares”). If consummated, the proposed transaction (the “Control Share Acquisition”) would result in the acquisition of a majority or more of the voting power of the capital stock of TRW as described in Section 1701.01(Z)(1)(c) of Title 17 of the Ohio Revised Code.

Based on TRW’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, as of November 2, 2001 there were 126,286,307 Common Shares issued and outstanding. Based on TRW’s Definitive Proxy Statement relating to its 2001 Annual Meeting of Shareholders filed on March 21, 2001, as of February 9, 2001 there were 31,710 Series 1 Shares and 59,216 Series 3 Shares issued and outstanding. Pursuant to the Offer to Exchange, each Company shareholder may exchange (i) each Common Share for a number of shares of the Acquiring Person’s common stock equal to $47.00 per Common Share divided by the average of the closing sale prices for a share of the Acquiring Person’s common stock on the New York Stock Exchange as reported in the Wall Street Journal over the five consecutive trading days ending immediately prior to the second trading day before the Acquiring Person completes the Offer; provided, however, that in no event will the number of shares of the Acquiring Person’s common stock exchanged for each Common Share be more than .4563 ($47.00/$103) or less than .4159 ($47.00/$113) (such number, the “Exchange Rate”), (ii) each Series 1 Share for a number of shares of the Acquiring Person’s common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 1 Shares and (iii) each Series 3 Share for a number of shares of the Acquiring Person’s common stock equal to the Exchange Rate multiplied by the then effective conversion rate for Series 3 Shares. As of March 13, 2001, the conversion rate for Series 1 Shares was 8.8 Common Shares for each Series 1 Share and the conversion rate for the Series 3 Shares was 7.448 Common Shares for each Series 3 Share, calculated as provided in TRW’s Amended Articles of Incorporation.

(1)
Notwithstanding the making and delivery of this Statement, the Acquiring Person reserves all rights to (i) challenge the constitutionality, validity and/or legality of all or any part of Section 1701.831 and related provisions of the Ohio Revised Code and the application of such provisions to the Acquiring Person's acquisition of capital stock of TRW or the Offer to Exchange (as defined herein) and/or (ii) seek an amendment to the Articles of Incorporation or Regulations of TRW to provide that Section 1701.831 and related provisions of the Ohio Revised Code do not apply to control share acquisitions of capital stock, including, but not limited to, pursuant to the Offer to Exchange.

C-1

The purpose of the Offer is for the Acquiring Person to acquire control of, and ultimately the entire equity interest in, TRW. Promptly after the completion of the Offer, and subject to the requirements of applicable law, the Acquiring Person intends to seek to have TRW complete a merger with the Acquiring Person or a wholly owned subsidiary of the Acquiring Person in which each outstanding share of capital stock of TRW (except for treasury shares of TRW and shares beneficially owned directly or indirectly by the Acquiring Person for its own account) would be converted into the right to receive shares of the Acquiring Person’s common stock at the same Exchange Rate as used in the Offer to Exchange, subject to dissenters’ rights available under Ohio law. For a more detailed description of the terms and conditions of the Control Share Acquisition, reference is made to the information set forth in the Offer to Exchange.

The Acquiring Person hereby represents that, if consummated, the proposed Control Share Acquisition will not be contrary to applicable law and that the Acquiring Person has the financial capacity to fully consummate such proposed Control Share Acquisition upon the terms and subject to the conditions described herein and in the Offer to Exchange and the related Letters of Transmittal. The facts upon which the foregoing representations are based are set forth in the Offer to Exchange.

IN WITNESS WHEREOF, Northrop Grumman Corporation has caused this Acquiring Person Statement to be executed by its duly authorized officer as of the date first set forth above.
NORTHROP GRUMMAN CORPORATION
By:	/S/

Name: W. Burks Terry, Esq.
Title: Corporate Vice President and GeneralCounsel

C-2

IMPORTANT

Your vote is important! Regardless of the number of shares of TRW Inc. stock you own, please vote as recommended by Northrop Grumman by taking the following four simple steps:

SIGNING the enclosed BLUE proxy card;

DATING the enclosed BLUE proxy card;

COMPLETING the CERTIFICATION OF ELIGIBILITY on the reverse side of the BLUE proxy card; and

MAILING the enclosed BLUE proxy card TODAY in the enclosed postage paid envelope.

It is important that all TRW shares be voted at the Special Meeting, including “interested shares.”

If you have any questions, or would like a copy of the Letters of Transmittal for the Offer to Exchange or any related documents, or require any additional information concerning this Proxy Statement, voting your TRW shares, whether your TRW shares are “interested shares,” or the Offer to Exchange, please contact D.F. King at the address or phone numbers set forth below. If any TRW shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such TRW shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and advise them to vote FOR the proposal authorizing the acquisition of TRW shares pursuant to the Offer to Exchange by promptly dating, executing and returning the BLUE proxy card.

D.F. KING & CO., INC.
Wall Street Station – P.O. Box 411
New York, New York 10269-0069

Toll-Free: (800) 755-7250

PROXY

THIS PROXY IS SOLICITED BY NORTHROP GRUMMAN CORPORATION
FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
TRW INC.
UNDER SECTION 1701.831
OF THE OHIO REVISED CODE

The undersigned hereby appoints W. Burks Terry and John H. Mullan, and each of them, with full power of substitution, the proxies of the undersigned to vote all of the outstanding shares of

•	Common Stock, par value $0.625 per share, of TRW Inc. (“TRW”);

•	Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share, of TRW; and

•	Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share, of TRW that the undersigned is entitled to vote at the Special Meeting of TRW shareholders to be held on April 22, 2002 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting, as follows:

NORTHROP GRUMMAN RECOMMENDS A VOTE “FOR” THE FOLLOWING RESOLUTION

1.    CONTROL SHARE ACQUISITION PROPOSAL.    A resolution of TRW’s shareholders authorizing the acquisition by Northrop Grumman of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NORTHROP GRUMMAN REQUESTS AUTHORITY TO VOTE TO ADJOURN THE MEETING

2.    AUTHORITY TO VOTE FOR ADJOURNMENT.    Authorization to vote for the adjournment of the Special Meeting if deemed desirable by Northrop Grumman to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Control Share Acquisition Proposal described above.

☐ GRANT AUTHORITY	☐ WITHHOLD AUTHORITY

In their discretion, the proxies named above are authorized to vote upon such other matters (other than with respect to the election of TRW directors) as may properly come before the Special Meeting and any adjournment or postponement thereof. This proxy is not intended to, and does not, grant any discretionary or other authority to vote the shares represented by this proxy in any election of TRW directors.

This proxy when properly executed will be voted as directed above. If no directions are given, this proxy will be voted “FOR” the Control Share Acquisition Proposal described above and, if Northrop Grumman deems it advisable, the proxy holders will be authorized to vote “FOR” adjournment of the Special Meeting. The undersigned hereby acknowledges receipt of the Proxy Statement of Northrop Grumman Corporation dated April 3, 2002, soliciting proxies for the Special Meeting.

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof (and any proposed discretionary authority granted thereby) are hereby revoked.

(Signature/Title)

(Date)

(Signature, if jointly held)

Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

Please complete, sign, date and promptly mail your proxy WITH A COMPLETED CERTIFICATION OF ELIGIBILITY in the enclosed postage paid envelope to:

NORTHROP GRUMMAN CORPORATION

c/o D.F. KING & CO., INC.

Wall Street Station—P.O. Box 411
New York, New York 10269-0069

Please read and complete the certification on the back of this proxy card and mark whether any of your TRW shares are “Interested Shares.” You should vote your TRW shares even if they are “Interested Shares.”

[PROXY CONTINUED ON REVERSE]

2

[FORM OF PROXY—REVERSE]
CERTIFICATION OF ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Law requires that the Control Share Acquisition be authorized by a vote of the majority of TRW’s shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” TRW’s position is that “Interested Shares” means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1.    Northrop Grumman Corporation;

2.    Any officer of TRW elected or appointed by the directors of TRW;

3.    Any employee of TRW who is also a director of TRW;

4.    Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired such TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

5.    Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

Note: If you hold both “Interested Shares” and shares that are not “Interested Shares,” you should check the second box below and fill in the blank to show the number of shares owned prior to February 22, 2002.

☐ not	“Interested Shares” as defined in the Ohio Control Share Acquisition Law.

☐  “Interested Shares” as defined in the Ohio Control Share Acquisition Law.

If you own “Interested Shares” because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares owned prior to February 22, 2002: _______________________________.

If you checked the “Interested Shares” box but did not indicate how many eligible voting shares you own that were purchased prior to February 22, 2002, all of your shares will be considered “Interested Shares” and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

If no box is checked indicating whether shares represented by this proxy card are “Interested Shares,” TRW has stated that the shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are “Interested Shares” as defined in the Ohio Control Share Acquisition Law; and (c) undertake to notify Northrop Grumman if at any time after March 28, 2002 (the record date) you transfer TRW shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

CONFIDENTIAL VOTING INSTRUCTIONS TO THE CO-TRUSTEES
(THE “TRUSTEES”) UNDER THE TRW EMPLOYEE STOCK OWNERSHIP AND
SAVINGS PLAN (THE “PLAN”)

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
NORTHROP GRUMMAN CORPORATION.

Your vote is important! Please sign and date this voting instruction card and return it promptly to the Trustees in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Trustees, it must be received by the Trustees no later than the close of business on April 18, 2002.

The undersigned hereby instructs the Trustees to vote all shares of TRW Inc. (“TRW”) common stock, par value $0.625 per share, that are allocated to the undersigned’s account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting, as follows:

NORTHROP GRUMMAN RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION

1.    CONTROL SHARE ACQUISITION PROPOSAL.    A resolution of TRW’s shareholders authorizing the acquisition by Northrop Grumman of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

POSSIBLE RESOLUTION TO ADJOURN THE MEETING

2.    ADJOURNMENT.    A resolution of TRW shareholders to adjourn the Special Meeting, if presented by Northrop Grumman, to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Control Share Acquisition Proposal described above.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion and in accordance with the Plan, the Trustees are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. TRW has stated that the shares allocated to your account will be voted as instructed unless the Trustees determine that such instructions are not proper or are contrary to the Employee Retirement Income Security Act of 1974, as amended. TRW has stated that if (1) the Trustees determine they cannot follow your instructions, (2) you do not return this card or (3) the front of this card is not properly completed, the Trustees will vote the shares allocated to your account in accordance with their fiduciary judgment.

Please be sure to read the certification included on the reverse side of this voting instruction card and mark the appropriate box indicating whether or not you are a holder of “Interested Shares.”

PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, ONLY AUTHORIZED PERSONNEL APPOINTED BY THE TRUSTEES WILL SEE THESE CONFIDENTIAL VOTING INSTRUCTIONS.

(Signature)

(Print Name)

(Dated)

(VOTING INSTRUCTIONS CONTINUED ON REVERSE)

CERTIFICATION OF ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Law requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW’s shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares”. TRW’s position is that “Interested Shares” means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1.    Northrop Grumman Corporation;

2.    Any officer of TRW elected or appointed by the directors of TRW;

3.    Any employee of TRW who is also a director of TRW;

4.    Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

5.    Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

Note: If you hold both “Interested Shares” and shares that are not “Interested Shares,” you should check the second box below and fill in the blank to show the number of shares owned prior to February 22, 2002.

☐	not “Interested Shares” as defined in the Ohio Control Share Acquisition Law.

☐	“Interested Shares” as defined in the Ohio Control Share Acquisition Law.

If you own “Interested Shares” because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares owned prior to February 22, 2002:                                                     .

If no box is checked indicating whether shares represented by this voting instruction card are “Interested Shares,” TRW has stated that the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

CONFIDENTIAL VOTING INSTRUCTIONS TO THE FIDUCIARY (THE “FIDUCIARY”)
UNDER THE TRW UK SHARE PURCHASE PLAN (THE “PLAN”) OF TRW INC. (“TRW”)

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
NORTHROP GRUMMAN CORPORATION.

Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by the Fiduciary, it must be received by the Fiduciary no later than the close of business on April 17, 2002.

The undersigned hereby directs the Fiduciary to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned’s account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting, as follows:

NORTHROP GRUMMAN RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION

1.    CONTROL SHARE ACQUISITION PROPOSAL.    A resolution of TRW’s shareholders authorizing the acquisition by Northrop Grumman of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

POSSIBLE RESOLUTION TO ADJOURN THE MEETING

2.    ADJOURNMENT.    A resolution of TRW shareholders to adjourn the Special Meeting, if presented by Northrop Grumman, to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Control Share Acquisition Proposal described above.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In its discretion and in accordance with the Plan, the Fiduciary is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. TRW has stated that the shares allocated to your account will be voted as directed, but, if no instructions are specified your shares will not be voted. TRW also has stated that if (i) the Fiduciary determines that it cannot follow your instructions, (ii) you do not return this card, or (iii) the front of this card is not properly completed, your shares will not be voted.

Please be sure to read and complete the certification included on the reverse side of this voting instruction card and mark the appropriate box indicating whether you are a holder of “Interested Shares.”

PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY THE FIDUCIARY.

(Signature)

(Print Name)

(Dated)

(VOTING INSTRUCTIONS CONTINUED ON REVERSE)

CERTIFICATION OF ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Law requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW’s shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” TRW’s position is that “Interested Shares” means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1.    Northrop Grumman Corporation;

2.    Any officer of TRW elected or appointed by the directors of TRW;

3.    Any employee of TRW who is also a director of TRW;

4.    Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

5.    Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

Note: If you hold both “Interested Shares” and shares that are not “Interested Shares,” you should check the second box below and fill in the blank to show the number of shares owned prior to February 22, 2002.

☐ not	“Interested Shares” as defined in the Ohio Control Share Acquisition Law.

☐ “Interested	Shares” as defined in the Ohio Control Share Acquisition Law.

If you own “Interested Shares” because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to  February 22, 2002 and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares owned prior to February 22, 2002:                                                    .

If no box is checked indicating whether shares represented by this voting instruction card are “Interested Shares,” TRW has stated that the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

CONFIDENTIAL VOTING INSTRUCTIONS TO CLARICA TRUST COMPANY (“CLARICA”)
UNDER THE TRW CANADA STOCK SAVINGS PLAN. (THE “PLAN”)

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
NORTHROP GRUMMAN CORPORATION.

Your vote is important! Please sign and date this voting instruction card and return it promptly in the enclosed postage-paid envelope or otherwise to Corporate Election Services, P.O. Box 1150, Pittsburgh, Pennsylvania 15230, so that your shares may be represented at the Special Meeting. In order to have your vote tabulated and considered by Clarica, it must be received by Clarica no later than the close of business on  April 16, 2002.

The undersigned hereby directs Clarica to vote all shares of TRW common stock, par value $0.625 per share, that are allocated to the undersigned’s account under the Plan on March 28, 2002, the record date for the Special Meeting of Shareholders of TRW to be held on April 22, 2002 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting, as follows:

NORTHROP GRUMMAN RECOMMENDS A VOTE FOR THE FOLLOWING RESOLUTION

1.    CONTROL SHARE ACQUISITION PROPOSAL.    A resolution of TRW’s shareholders authorizing the acquisition by Northrop Grumman of shares of TRW capital stock pursuant to the offer to exchange by Northrop Grumman Corporation dated March 4, 2002, as the same may be amended.

☐ FOR	☐ AGAINST	☐ ABSTAIN

POSSIBLE RESOLUTION TO ADJOURN THE MEETING

2.    ADJOURNMENT.    A resolution of TRW shareholders to adjourn the Special Meeting, if presented by Northrop Grumman, to allow additional time for the solicitation of proxies and completion of certifications to assure a quorum and, if possible, a vote at the Special Meeting in favor of the Control Share Acquisition Proposal described above.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In its discretion and in accordance with the Plan, Clarica is authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof. TRW has stated that the shares allocated to your account will be voted as directed above. TRW has stated that if your signed voting instructions are received on or prior to April 16, 2002, but no selection has been made, then Clarica will vote your shares against the Acquisition Proposal. TRW also has stated that if no voting instruction card is returned, Clarica will not vote your shares.

Please be sure to read and complete the certification included on the reverse side of this voting instruction card and mark the appropriate box indicating whether you are a holder of “Interested Shares.”

PLEASE EXECUTE AND RETURN THIS CONFIDENTIAL VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXCEPT AS REQUIRED BY APPLICABLE LAW, THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL APPOINTED BY CLARICA.

(Signature)

(Print Name)

(Dated)

(VOTING INSTRUCTIONS CONTINUED ON REVERSE)

CERTIFICATION OF ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Law requires that the acquisition of TRW shares pursuant to the Offer to Exchange be authorized by a vote of the majority of TRW’s shares entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares”. TRW’s position is that “Interested Shares” means the TRW shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1.    Northrop Grumman Corporation;

2.    Any officer of TRW elected or appointed by the directors of TRW;

3.    Any employee of TRW who is also a director of TRW;

4.    Any person that acquires such TRW shares for valuable consideration during the period beginning on February 22, 2002 and ending on March 28, 2002 (the record date for the Special Meeting) if (i) the aggregate consideration paid or given by the person who acquired the TRW shares, and any other persons acting in concert with the person, for all those TRW shares exceeds $250,000, or (ii) the number of TRW shares acquired by the person who acquired the TRW shares, and any other persons acting in concert with that person, exceeds 0.5% of the outstanding shares of TRW entitled to vote in the election of directors; or

5.    Any person that transfers such TRW shares for valuable consideration after March 28, 2002 (the record date for the Special Meeting) as to TRW shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this voting instruction card, the undersigned hereby certifies that the shares being voted pursuant to this voting instruction card are:

Note: If you hold both “Interested Shares” and shares that are not “Interested Shares,” you should check the second box below and fill in the blank to show the number of shares owned prior to February 22, 2002.

☐ not	“Interested Shares” as defined in the Ohio Control Share Acquisition Law.

☐ “Interested	Shares” as defined in the Ohio Control Share Acquisition Law.

If you own “Interested Shares” because you acquired more than $250,000 of TRW shares or more than 0.5% of the outstanding shares of TRW between February 22, 2002 and March 28, 2002 (the record date for the Special Meeting), please indicate in the following space the number of shares you acquired prior to February 22, 2002, which therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares owned prior to February 22, 2002                                                      .

If no box is checked indicating whether shares represented by this voting instruction card are “Interested Shares,” TRW has stated that the shares represented by this voting instruction card allocated to your account on or after February 22, 2002 will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

TRW SPECIAL MEETING VOTING INSTRUCTIONS

Voting Procedures—Beneficial Owners

To All Banks, Brokers and Nominees:

Enclosed is the Proxy Statement of Northrop Grumman Corporation dated April 4, 2002, (the “Proxy Statement”) for the Special Meeting of TRW Shareholders to be held on April 22, 2002 (the “Special Meeting”). TRW has stated that TRW shareholders (i) who were holders of record as of March 28, 2002 (the record date) of shares of the following classes (the “Voting Shares”):

•	Common Stock, par value $0.625 per share, of TRW;

•	Cumulative Serial Preference Stock II, $4.40 Convertible Series 1, no par value per share, of TRW; or

•	Cumulative Serial Preference Stock II, $4.50 Convertible Series 3, no par value per share, of TRW

AND (ii) who certify the eligibility of such Voting Shares under certain criteria, which criteria are set forth in the Certification Of Eligibility To Vote on the reverse side of Northrop Grumman’s BLUE proxy card (the “Eligibility Criteria”), will be entitled to have their eligible Voting Shares voted in determining whether the acquisition of TRW shares pursuant to the Offer to Exchange of Northrop Grumman Corporation, dated March 4, 2002 as amended (the “Control Share Acquisition”), has been authorized by the Second Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code. All holders of Voting Shares as of the record date will be entitled to have their shares voted in determining whether the Control Share Acquisition has been authorized by the First Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code.

To enable TRW to tabulate the voting by beneficial owners of Voting Shares held in your name, a special BLUE proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of shares that are eligible to be voted in determining whether the Control Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person’s Voting Shares meet the Eligibility Criteria. If some but not all of a shareholder’s shares fail to meet the Eligibility Criteria (such Voting Shares which do not meet the Eligibility Criteria being referred to herein as “Interested Shares”), the beneficial owner must certify the number of Voting Shares that are not Interested Shares. TRW has stated that if the beneficial owner does not make a certification, or fails to specify the number of such owner’s Voting Shares that are not Interested Shares, all of such beneficial owner’s Voting Shares shall be deemed by TRW to be Interested Shares. TRW has stated that such beneficial owner must by the same signature give instructions as to the voting of the shares it beneficially owns.

It is TRW’s position that TRW shareholders who both (i) beneficially own Voting Shares that are Interested Shares because they were acquired during the period commencing on February 22, 2002, the date of the first public disclosure of Northrop Grumman’s proposed acquisition, and ending on March 28, 2002, the record date for the Special Meeting (the “Restricted Period”) for an aggregate consideration in excess of $250,000 and (ii) own Voting Shares that are not Interested Shares because they were acquired prior to the Restricted Period and otherwise meet the Eligibility Criteria shall be eligible to have such non-Interested Shares voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such shares, as described above, is provided.

If you are a bank, broker or other nominee who holds TRW shares for a beneficial owner of the TRW shares, you should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to TRW shares at the Special Meeting in determining whether such shares acquired during the Restricted Period are Interested Shares.

It is TRW’s position that all TRW shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, it is TRW’s position that TRW shares that are deemed Interested Shares by TRW because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of TRW shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of TRW shares during the relevant period, then sells $800,000 worth of TRW shares during that period, TRW takes the position that all of such person’s TRW shares acquired during that period and still owned as of the Record Date are Interested Shares.

TRW has stated that the Ohio Control Share Acquisition Law requires that TRW shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that TRW shares are entitled to be voted by more than one person, or two or more persons share voting power, TRW has stated that all of such TRW shares will be considered by TRW to be owned by each such person for purposes of determining whether such shares are Interested Shares.

TRW has indicated that its gold proxy card will contain a certification of eligibility similar to the one in Northrop Grumman’s BLUE proxy card. TRW also has indicated that the same requirements that shareholders provide a certification of eligibility and the same presumptions that apply to TRW shares represented by Northrop Grumman’s BLUE proxy cards will apply to TRW’s gold proxy cards.

If you are a broker, do not certify the eligibility of Voting Shares without receiving the certification from your client or customer. Only the beneficial owner can certify the eligibility of Voting Shares represented by the BLUE Proxy Card.

If you are a bank, you may wish to follow your usual procedures and furnish the BLUE Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership, including completion of the certificate of eligibility.

Sincerely,

Northrop Grumman Corporation

April 4, 2002